January 31, 2020, as amended through March 18, 2020

PROSPECTUS

SEI Institutional International Trust

Class F Shares

›  International Equity Fund (SEITX)

›  Emerging Markets Equity Fund (SIEMX)

›  International Fixed Income Fund (SEFIX)

›  Emerging Markets Debt Fund (SITEX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Not all Funds appearing in this prospectus are available for purchase in all states. You may purchase Fund shares only if they are registered in your state.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank.

Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure or contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

seic.com

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SEI INSTITUTIONAL INTERNATIONAL TRUST

About This Prospectus

FUND SUMMARY
INTERNATIONAL EQUITY FUND	1
EMERGING MARKETS EQUITY FUND	7
INTERNATIONAL FIXED INCOME FUND	13
EMERGING MARKETS DEBT FUND	20
Purchase and Sale of Fund Shares	27
Tax Information	27
Payments to Broker-Dealers and Other Financial Intermediaries	27
MORE INFORMATION ABOUT INVESTMENTS	28
MORE INFORMATION ABOUT RISKS	28
Risk Information Common to the Funds	28
More Information About Principal Risks	29
GLOBAL ASSET ALLOCATION	43
MORE INFORMATION ABOUT THE FUNDS' BENCHMARK INDEXES	43
INVESTMENT ADVISER	44
SUB-ADVISERS	46
Information About Fee Waivers	46
Sub-Advisers and Portfolio Managers	47
PURCHASING, EXCHANGING AND SELLING FUND SHARES	58
HOW TO PURCHASE FUND SHARES	58
Pricing of Fund Shares	59
Frequent Purchases and Redemptions of Fund Shares	62
Foreign Investors	63
Customer Identification and Verification and Anti-Money Laundering Program	63
HOW TO EXCHANGE YOUR FUND SHARES	64
HOW TO SELL YOUR FUND SHARES	64
Receiving Your Money	64
Methods Used to Meet Redemption Obligations	64
Low Balance Redemptions	65
Suspension of Your Right to Sell Your Shares	65
Large Redemptions	65
Telephone Transactions	65
Unclaimed Property	65
DISTRIBUTION OF FUND SHARES	66
SERVICE OF FUND SHARES	66
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	66
DIVIDENDS, DISTRIBUTIONS AND TAXES	66
Dividends and Distributions	66
Taxes	67
ADDITIONAL INFORMATION	69
FINANCIAL HIGHLIGHTS	70
HOW TO OBTAIN MORE INFORMATION ABOUT SEI INSTITUTIONAL INTERNATIONAL TRUST	Back Cover

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INTERNATIONAL EQUITY FUND

Fund Summary

Investment Goal

Long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class F Shares
Management Fees	0.51%
Distribution (12b-1) Fees	None
Other Expenses	0.59%
Total Annual Fund Operating Expenses	1.10%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
International Equity Fund — Class F Shares	$112	$350	$606	$1,340

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 73% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the International Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Equity securities may include common stocks, preferred stocks, warrants, participation notes and depositary receipts. The Fund will invest primarily in equity securities of issuers of all capitalization ranges that are located in at least three countries other than the U.S. It is expected that at least 40% of the Fund's assets will be invested outside the U.S. The Fund will invest primarily in companies located in developed countries,

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but may also invest in companies located in emerging markets. Generally, the Fund will invest less than 20% of its assets in emerging markets. Emerging market countries are those countries that: (i) are characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) are included in an emerging markets index by a recognized index provider; or (iii) have similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation (SIMC), the Fund's adviser.

The Fund may invest in futures contracts, forward contracts and options for hedging purposes, including seeking to manage the Fund's currency exposure to foreign securities and mitigate the Fund's overall risk.

The Fund may purchase futures contracts or shares of exchange-traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities or other instruments directly.

Principal Risks

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Investment Style Risk — The risk that developed international and emerging markets equity securities may underperform other segments of the equity markets or the equity markets as a whole.

Currency Risk — As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management

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group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts (ADRs), are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Preferred Stock Risk — Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Participation Notes (P-Notes) Risk — P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. However, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Derivatives Risk — The Fund's use of futures contracts, forward contracts and options is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is described above, and leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts is also subject to credit risk and valuation risk. Credit risk is described below. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of the above risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending

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substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

LIBOR Replacement Risk — The elimination of the London Inter-Bank Offered Rate (LIBOR) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. It remains unclear if LIBOR will continue to exist in its current form or will be modified after 2021, or whether the market will adopt one or more alternative rates. It will be difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and market practices have been commercially accepted.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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Best Quarter: 17.63% (09/30/10) Worst Quarter: -20.67% (09/30/11)

Average Annual Total Returns (for the periods ended December 31, 2019)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

International Equity Fund — Class F Shares	1 Year	5 Years	10 Years	Since Inception (12/20/1989)
Return Before Taxes	22.41%	5.52%	5.19%	3.70%
Return After Taxes on Distributions	22.09%	5.27%	4.96%	2.97%
Return After Taxes on Distributions and Sale of Fund Shares	13.79%	4.37%	4.24%	2.90%
MSCI EAFE Index Return (net) (reflects no deduction for fees or expenses)	22.01%	5.67%	5.50%	4.61%

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Jason Collins	Since 2019	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Acadian Asset Management LLC	Brendan O. Bradley Ryan D. Taliaferro	Since 2009 Since 2011	Executive Vice President, Chief Investment Officer Senior Vice President, Director, Equity Strategies
Blackcrane Capital, LLC	Daniel Y. Kim, CFA Aaron J. Bower, CFA	Since 2014 Since 2014	Chief Executive Officer, Chief Investment Officer Director, Associate Portfolio Manager

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Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Causeway Capital Management LLC	Sarah H. Ketterer Harry W. Hartford James A. Doyle Jonathan P. Eng Conor Muldoon, CFA Alessandro Valentini, CFA Ellen Lee Steven Nguyen, CFA	Since 2010 Since 2010 Since 2010 Since 2010 Since 2010 Since 2013 Since 2015 Since 2019	Chief Executive Officer President Director Director Director Director Director Director
Intech Investment Management LLC	Adrian Banner, Ph.D. Joseph Runnels, CFA Vassilios Papathanakos, Ph.D.	Since 2009 Since 2009 Since 2012	Chief Executive Officer and Chief Investment Officer Vice President — Quantitative Trader Deputy Chief Investment Officer
Lazard Asset Management LLC	Mark Rooney, CFA Erik Van Der Sande, CFA	Since 2019 Since 2019	Director, Portfolio Manager/Analyst Director, Portfolio Manager/Analyst
Neuberger Berman Investment Advisers LLC	Benjamin Segal, CFA Elias Cohen, CFA	Since 2010 Since 2016	Managing Director Managing Director
NWQ Investment Management Company, LLC	Peter Boardman James T. Stephenson, CFA	Since 2010 Since 2018	Managing Director, Portfolio Manager and Equity Analyst Managing Director, Portfolio Manager, Associate Director of Research and Equity Analyst
WCM Investment Management, LLC	Paul R. Black Peter J. Hunkel Michael B. Trigg Kurt R. Winrich	Since 2015 Since 2015 Since 2015 Since 2015	Portfolio Manager, Co-CEO Portfolio Manager & Business Analyst Portfolio Manager & Business Analyst Portfolio Manager, Co-CEO

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 27 of this prospectus.

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EMERGING MARKETS EQUITY FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class F Shares
Management Fees	1.05%
Distribution (12b-1) Fees	None
Other Expenses	0.75%
Total Annual Fund Operating Expenses	1.80%
Fee Waivers and Expense Reimbursements	(0.10)%*
Total Annual Fund Operating Expenses Less Fee Waivers and Expense Reimbursements	1.70%

* Renewed as of January 31, 2020, SIMC, the Fund's investment adviser, has contractually agreed to waive its management fee as necessary to keep the management fee paid by the Fund during its fiscal year from exceeding 0.95%. This fee waiver agreement shall remain in effect until January 31, 2021 and, unless earlier terminated, shall be automatically renewed for successive one-year periods thereafter. The agreement may be amended or terminated only with the consent of the Board of Trustees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Emerging Markets Equity Fund — Class F Shares	$173	$557	$966	$2,108

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 89% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Emerging Markets Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of emerging market issuers. Equity securities include common stocks, preferred stock, warrants, participation notes and depositary receipts. The Fund normally maintains investments in at least six emerging market countries and does not invest more than 35% of its total assets in any one emerging market country. Emerging market countries are those countries that: (i) are characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) are included in an emerging markets index by a recognized index provider; or (iii) have similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation (SIMC), the Fund's adviser.

The Fund may invest in swaps based on a single security or an index of securities, futures contracts, forward contracts and options to synthetically obtain exposure to securities or baskets of securities or for hedging purposes, including seeking to manage the Fund's currency exposure to foreign securities and mitigate the Fund's overall risk. Swaps may be used to obtain exposure to different foreign equity markets.

The Fund may purchase futures contracts or shares of exchange-traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities or other instruments directly. The Fund may also invest a portion of its assets in securities of companies located in developed foreign countries and securities of small capitalization companies.

Principal Risks

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Investment Style Risk — The risk that emerging market equity securities may underperform other segments of the equity markets or the equity markets as a whole.

Currency Risk — As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an

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investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts (ADRs), are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Preferred Stock Risk — Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Participation Notes (P-Notes) Risk — P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. However, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Derivatives Risk — The Fund's use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is described above, and leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Credit risk is described below. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of the above risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss,

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regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

LIBOR Replacement Risk — The elimination of the London Inter-Bank Offered Rate (LIBOR) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. It remains unclear if LIBOR will continue to exist in its current form or will be modified after 2021, or whether the market will adopt one or more alternative rates. It will be difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and market practices have been commercially accepted.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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Best Quarter: 18.01% (09/30/10) Worst Quarter: -24.81% (09/30/11)

Average Annual Total Returns (for the periods ended December 31, 2019)

This table compares the Fund's average annual total return to those of a broad-based index and the MSCI Emerging Markets Index Return. As of January 31, 2020, the Fund's benchmark changed to the MSCI Emerging Markets Index Return (net) because it provides a more appropriate basis for performance comparison.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the Fund's return after taxes may exceed the Fund's return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Emerging Markets Equity Fund — Class F Shares	1 Year	5 Years	10 Years	Since Inception (1/17/1995)
Return Before Taxes	19.75%	5.16%	2.55%	4.58%
Return After Taxes on Distributions	19.74%	5.15%	2.58%	4.14%
Return After Taxes on Distributions and Sale of Fund Shares	12.20%	4.22%	2.19%	4.00%
MSCI Emerging Markets Index Return (net) (reflects no deduction for fees or expenses)	18.42%	5.61%	3.68%	N/A†
MSCI Emerging Markets Index Return (reflects no deduction for fees, expenses or taxes)	18.88%	6.01%	4.04%	6.26%

† The MSCI Emerging Markets Index Return (net) for the "Since Inception" period is not provided because returns for the MSCI Emerging Markets Index Return (net) are not available prior to 1999.

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
John Lau	Since 2019	Portfolio Manager

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Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust	Liu-Er Chen, CFA	Since 2011	Senior Vice President, Chief Investment Officer — Emerging Markets and Healthcare
J O Hambro Capital Management Limited	Emery Brewer Dr. Ivo Kovachev	Since 2010 Since 2010	Lead Senior Manager Senior Fund Manager
KBI Global Investors (North America) Ltd	Gareth Maher David Hogarty Ian Madden James Collery John Looby Massimiliano Tondi, CFA, FRM	Since 2012 Since 2012 Since 2012 Since 2012 Since 2014 Since 2014	Head of Portfolio Management Head of Strategy Development Senior Portfolio Manager Senior Portfolio Manager Senior Portfolio Manager Senior Portfolio Manager
Lazard Asset Management LLC	Kevin O'Hare, CFA Peter Gillespie, CFA James Donald, CFA John R. Reinsberg	Since 2010 Since 2010 Since 2010 Since 2010	Managing Director, Portfolio Manager/Analyst Managing Director, Portfolio Manager/Analyst Managing Director, Portfolio Manager/Analyst Deputy Chairman, Portfolio Manager/Analyst
Neuberger Berman Investment Advisers LLC	Conrad A. Saldanha, CFA	Since 2010	Managing Director
Qtron Investments LLC	Dmitri Kantsyrev, Ph.D., CFA Ronald Hua, CFA	Since 2018 Since 2018	Partner, Portfolio Manager Partner, Portfolio Manager
RWC Asset Advisors (US) LLC	James Johnstone John Malloy	Since 2015 Since 2015	Portfolio Manager Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 27 of this prospectus.

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INTERNATIONAL FIXED INCOME FUND

Fund Summary

Investment Goal

Capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class F Shares
Management Fees	0.30%
Distribution (12b-1) Fees	None
Other Expenses	0.77%
Total Annual Fund Operating Expenses	1.07%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
International Fixed Income Fund — Class F Shares	$109	$340	$590	$1,306

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the International Fixed Income Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The Fund will invest primarily in investment grade foreign government and corporate fixed income securities, as well as foreign mortgage-backed and/or asset-backed fixed income securities, of issuers located in at least three countries other than the U.S. (including, to a lesser extent, emerging market countries). It is expected that at least 40% of the Fund's assets will be invested in non-U.S. securities. Other fixed

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income securities in which the Fund may invest include: (i) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes; (ii) U.S. corporate debt securities and mortgage-backed and asset-backed securities; and (iii) obligations of supranational entities.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation (SIMC), the Fund's adviser. In selecting investments for the Fund, the Sub-Advisers choose securities issued by corporations and governments located in various countries, looking for opportunities to achieve capital appreciation and gain, as well as current income. There are no restrictions on the Fund's average portfolio maturity or on the maturity of any specific security.

The Sub-Advisers may seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers buy and sell currencies (i.e., take long or short positions) using derivatives, principally futures, foreign currency forward contracts and currency swaps. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. In managing the Fund's currency exposure from foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes.

The Fund may also invest in futures contracts, forward contracts and swaps for speculative or hedging purposes. Futures contracts, forward contracts and swaps are used to synthetically obtain exposure to the securities identified above or baskets of such securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities.

The Fund will also invest in securities rated below investment grade (junk bonds). However, in general, the Fund will purchase bonds with a rating of CCC or above. The Fund also invests a portion of its assets in bank loans, which are generally non-investment grade floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans or assignments of all or a portion of the loans from third parties.

The Fund may purchase shares of exchange-traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities or other instruments directly.

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Principal Risks

Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Investment Style Risk — The risk that developed international fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Non-Diversified Risk — The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities. However, the Fund intends to satisfy the asset diversification requirements under the Internal Revenue Code of 1986, as amended (the Code) for classification as a regulated investment company (RIC).

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Foreign Sovereign Debt Securities Risk — The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems

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and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Derivatives Risk — The Fund's use of swaps, futures and forward contracts is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is described above, and leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of swaps and forward contracts is also subject to credit risk and valuation risk. Credit risk is described above. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of the above risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies and the Fund's active management of its currency exposures, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed-income securities that the Fund acquires.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage

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can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancing and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Prepayment Risk — The risk that in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

LIBOR Replacement Risk — The elimination of the London Inter-Bank Offered Rate (LIBOR) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. It remains unclear if LIBOR will continue to exist in its current form or will be modified after 2021, or whether the market will adopt one or more alternative rates. It will be difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and market practices have been commercially accepted.

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Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 3.51% (09/30/10) Worst Quarter: -3.02% (06/30/15)

Average Annual Total Returns (for the periods ended December 31, 2019)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your

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tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

International Fixed Income Fund — Class F Shares	1 Year	5 Years	10 Years	Since Inception (9/1/1993)
Return Before Taxes	6.55%	3.02%	3.82%	4.27%
Return After Taxes on Distributions	5.17%	1.67%	2.35%	2.71%
Return After Taxes on Distributions and Sale of Fund Shares	3.90%	1.72%	2.33%	2.71%
Bloomberg Barclays Global Aggregate ex-US Index, Hedged Return (reflects no deduction for fees, expenses or taxes)	7.57%	3.87%	4.29%	5.62%

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
James Mashiter, CFA	Since 2016	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AllianceBernstein L.P.	Douglas J. Peebles Scott DiMaggio, CFA John Taylor Jorgen Kjaersgaard Nicholas Sanders, CFA Eamonn Buckley	Since 2006 Since 2006 Since 2012 Since 2013 Since 2016 Since 2018	Chief Investment Officer Fixed Income
Director — Global Fixed Income
Portfolio Manager — European Multi-Sector
Portfolio Manager — European Credit
Portfolio Manager — European and UK
Multi-Sector
Portfolio Manager — Fixed Income
Colchester Global Investors Ltd	Ian Sims Keith Lloyd, CFA	Since 2017 Since 2017	Chairman and Chief Investment Officer Chief Executive Officer and Deputy Chief Investment Officer
Wellington Management Company LLP	Mark H. Sullivan, CFA	Since 2017	Senior Managing Director and Fixed Income Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 27 of this prospectus.

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EMERGING MARKETS DEBT FUND

Fund Summary

Investment Goal

Maximize total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class F Shares
Management Fees	0.85%
Distribution (12b-1) Fees	None
Other Expenses	0.77%
Total Annual Fund Operating Expenses	1.62%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Emerging Markets Debt Fund — Class F Shares	$165	$511	$881	$1,922

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 114% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Emerging Markets Debt Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities of emerging market issuers. The Fund will invest in debt securities of government, government-related and corporate issuers in emerging market countries, as well as entities organized to restructure the outstanding debt of such issuers. The Fund may obtain its exposures by investing directly (e.g., in fixed income securities and other instruments) or indirectly/synthetically (e.g., through the use of derivative instruments,

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principally futures contracts, forward contracts and swaps and structured securities, such as credit-linked and inflation-linked notes). The Fund may invest in swaps based on a single security or an index of securities, including interest rate swaps, credit default swaps, currency swaps and fully-funded total return swaps. Emerging market countries are those countries that: (i) are characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) are included in an emerging markets index by a recognized index provider; or (iii) have similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation (SIMC), the Fund's adviser. The Sub-Advisers will spread the Fund's holdings across a number of countries and industries to limit its exposure to any single emerging market economy and may not invest more than 25% of its assets in any single country. There are no restrictions on the Fund's average portfolio maturity or on the maturity of any specific security. There is no minimum rating standard for the Fund's securities, and the Fund's securities will generally be in the lower or lowest rating categories (including those below the fourth highest rating category by a Nationally Recognized Statistical Rating Organization (NRSRO), commonly referred to as junk bonds).

The Sub-Advisers may seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers buy and sell currencies (i.e., take long or short positions) using derivatives, principally futures, foreign currency forward contracts, options on foreign currencies and currency swaps. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. In managing the Fund's currency exposure from foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes.

The Fund may also invest in futures contracts, forward contracts and swaps for speculative or hedging purposes. Futures contracts, forward contracts and swaps are used to synthetically obtain exposure to the securities identified above or baskets of such securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities.

The Fund may purchase shares of exchange-traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities or other instruments directly. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

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Principal Risks

Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Investment Style Risk — The risk that emerging market debt securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Non-Diversified Risk — The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities. However, the Fund intends to satisfy the asset diversification requirements under the Internal Revenue Code of 1986, as amended (the Code) for classification as a regulated investment company (RIC).

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies and the Fund's active management of its currency exposures, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it

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becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities in which the Fund invests. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Prepayment Risk — The risk that in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Derivatives Risk — The Fund's use of futures contracts, forward contracts, options, swaps and credit-linked notes is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and liquidity risk are described above, and leverage risk is described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts, options, credit-linked notes and swap agreements is also subject to credit risk and valuation risk. Credit risk is described above. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of the above risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

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Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Structured Securities Risk — The payment and credit qualities of structured securities derive from their underlying assets, and they may behave in ways not anticipated by the Fund, or they may not receive tax, accounting or regulatory treatment anticipated by the Fund.

LIBOR Replacement Risk — The elimination of the London Inter-Bank Offered Rate (LIBOR) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. It remains unclear if LIBOR will continue to exist in its current form or will be modified after 2021, or whether the market will adopt one or more alternative rates. It will be difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and market practices have been commercially accepted.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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Best Quarter: 9.27% (09/30/10) Worst Quarter: -8.78% (06/30/18)

Average Annual Total Returns (for the periods ended December 31, 2019)

This table compares the Fund's average annual total returns to those of a broad-based index and the Fund's 50/50 Blended Benchmark, which consists of the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index (50%) and the J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index (50%). The Fund's Blended Benchmark is designed to provide a useful comparison to the Fund's overall performance and more accurately reflect the Fund's investment strategy than the broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Emerging Markets Debt Fund — Class F Shares	1 Year	5 Years	10 Years	Since Inception (6/26/1997)
Return Before Taxes	14.37%	3.47%	4.09%	7.63%
Return After Taxes on Distributions	13.34%	2.56%	2.67%	5.02%
Return After Taxes on Distributions and Sale of Fund Shares	8.49%	2.26%	2.65%	5.00%
J.P. Morgan EMBI Global Diversified Index Return (reflects no deduction for fees, expenses or taxes)	15.04%	6.24%	6.90%	8.36%
The Fund's Blended Benchmark Return (reflects no deduction for fees, expenses or taxes)	14.31%	4.57%	4.86%	N/A †

† The Blended Benchmark Return for the "Since Inception" period is not provided because returns for the J.P. Morgan GBI-EM Global Diversified Index Return are not available prior to 2003.

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Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Hardeep Khangura, CFA	Since 2015	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Colchester Global Investors Ltd	Ian Sims Keith Lloyd, CFA	Since 2018 Since 2018	Chairman and Chief Investment Officer Chief Executive Officer and Deputy Chief Investment Officer
Investec Asset Management Ltd.	Antoon De Klerk Werner Gey van Pittius	Since 2017 Since 2013	Co-Portfolio Manager of Emerging Markets Local Currency Debt Co-Head of Emerging Market Sovereign & FX; Co-Portfolio Manager Emerging Markets Local Currency Debt
Marathon Asset Management, L.P.	Lou Hanover Gaby Szpigiel Andrew Szmulewicz	Since 2018 Since 2018 Since 2018	CIO & Co-Managing Partner, Co-Founder of Marathon Partner & Head of Emerging Markets Managing Director, Portfolio Manager & Strategist
Neuberger Berman Investment Advisers LLC	Rob Drijkoningen Gorky Urquieta Jennifer Gorgoll, CFA Raoul Luttik Nish Popat Prashant Singh, CFA Bart van der Made, CFA Vera Kartseva	Since 2013 Since 2013 Since 2013 Since 2013 Since 2013 Since 2013 Since 2013 Since 2013	Managing Director Managing Director Managing Director Managing Director Managing Director Managing Director Managing Director Senior Vice President
Stone Harbor Investment Partners LP	Peter J. Wilby, CFA James E. Craige, CFA David A. Oliver, CFA Kumaran Damodaran, Ph.D. William Perry Stuart Sclater-Booth	Since 2006 Since 2006 Since 2008 Since 2015 Since 2012 Since 2018	Co-Chief Investment Officer Co-Chief Investment Officer Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 27 of this prospectus.

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Purchase and Sale of Fund Shares

The minimum initial investment for Class F Shares is $100,000 with minimum subsequent investments of $1,000. Such minimums may be waived at the discretion of SIMC. You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). You may sell your Fund shares by contacting your authorized financial institution or intermediary directly. Authorized financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Funds' transfer agent (the Transfer Agent) or the Funds' authorized agent, using certain SEI Investments Company (SEI) or third party systems or by calling 1-800-858-7233, as applicable.

Tax Information

The distributions made by the Funds generally are taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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MORE INFORMATION ABOUT INVESTMENTS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities and certain other instruments.

Each Fund has its own investment goal and strategies for reaching that goal. Each Fund's assets are managed under the direction of SIMC and one or more Sub-Advisers who manage portions of a Fund's assets in a way that they believe will help the Fund achieve its goal.

This prospectus describes the Funds' primary investment strategies. However, each Fund may also invest in other securities, use other strategies or engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in more detail in the Funds' Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that SIMC and the Sub-Advisers use under normal conditions. For temporary defensive or liquidity purposes during unusual economic or market conditions, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with a Fund's strategies. During such time, the Funds may not achieve their investment goals. A Fund will do so only if SIMC or a Sub-Adviser believes that the risk of loss outweighs the opportunity for capital gains and higher income. Of course, there is no guarantee that any Fund will achieve its investment goal. Each Fund may lend its securities to certain financial institutions in an attempt to earn additional income.

MORE INFORMATION ABOUT RISKS

Risk Information Common to the Funds

Investing in the Funds involves risk, and there is no guarantee that a Fund will achieve its goal. SIMC and the Sub-Advisers, as applicable, make judgments about the securities markets, the economy and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance. You could lose money on your investment in a Fund, just as you could with other investments. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which those securities trade. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for

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investments in emerging market countries where political turmoil and rapid changes in economic conditions are more likely to occur.

More Information About Principal Risks

The following descriptions provide additional information about some of the risks of investing in the Funds:

Asset-Backed Securities — The International Fixed Income Fund may invest in asset-backed securities. Asset-backed securities are securities that are backed primarily by the cash flows of a discrete pool of fixed or revolving receivables or other financial assets that by their terms convert into cash within a finite time period. Asset-backed securities include mortgage-backed securities, but the term is more commonly used to refer to securities supported by non-mortgage assets such as auto loans, motor vehicle leases, student loans, credit card receivables, floorplan receivables, equipment leases and peer-to-peer loans. The assets are removed from any potential bankruptcy estate of an operating company through the true sale of the assets to an issuer that is a special purpose entity, and the issuer obtains a perfected security interest in the assets. Payments of principal of and interest on asset-backed securities rely entirely on the performance of the underlying assets. Asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity and therefore, if the assets or sources of funds available to the issuer are insufficient to pay those securities, the Fund will incur losses. In addition, asset-backed securities entail prepayment risk that may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Additional risks related to collateralized debt obligations (CDOs), collateralized loan obligations (CLOs) and mortgage-backed securities are described below.

Losses may be greater for asset-backed securities that are issued as "pass-through certificates" rather than as debt securities, because those types of certificates only represent a beneficial ownership interest in the related assets and their payment is based primarily on collections actually received. For asset-backed securities as a whole, if a securitization issuer defaults on its payment obligations due to losses or shortfalls on the assets held by the issuer, a sale or liquidation of the assets may not be sufficient to support payments on the securities and the Fund, as a securityholder, may suffer a loss.

There is a limited secondary market for asset-backed securities. Consequently, it may be difficult for the Funds to sell or realize profits on those securities at favorable times or for favorable prices.

Bank Loans — The International Fixed Income Fund may invest in bank loans. Bank loans are arranged through private negotiations between a company and one or more financial institutions (lenders). Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Bank loans may be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. Bank loans made in connection with highly leveraged transactions, including operating loans, leveraged buyout loans, leveraged capitalization loans and other types of acquisition financing, are subject to greater credit risks than other types of bank loans. In addition, it may be difficult to obtain reliable information about and value any bank loan.

The Fund may invest in bank loans in the form of participations in the loans or assignments of all or a portion of the loans from third parties. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will

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assume the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. The Fund may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund's ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Furthermore, transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, those proceeds will not be available during that time to make additional investments or to meet the Fund's redemption obligations.

Bank loans may not be considered "securities," and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Below Investment Grade Fixed Income Securities (Junk Bonds) — The International Fixed Income and Emerging Markets Debt Funds may invest in below investment grade securities (junk bonds). Junk bonds involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Junk bonds involve a greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater because the prospect for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest, these risky securities tend to offer higher returns, but there is no guarantee that an investment in these securities will result in a high rate of return.

Corporate Fixed Income Securities — The International Fixed Income and Emerging Markets Debt Funds may invest in corporate fixed income securities. Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of securities issued by private businesses.

Credit — Credit risk is the risk that a decline in the credit quality of an investment could cause the Funds to lose money. The Funds could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Fixed income securities rated below investment grade (junk bonds) (described above) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Discontinuation of these payments could substantially adversely affect the market value of the security.

Credit-Linked Notes — The Emerging Markets Debt Fund may invest in credit-linked notes. Credit-linked securities and similarly structured products typically are issued by a limited purpose trust or other

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vehicle that, in turn, enters into a credit protection agreement or invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in credit-linked notes represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain credit protection agreements or derivative instruments entered into by the issuer of the credit-linked note. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, then the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. An investor holding a credit-linked note generally receives a fixed or floating coupon and the note's par value upon maturity, unless the referenced creditor defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit-linked notes receive a higher yield in exchange for assuming the risk of a specified credit event. The Fund's investments in credit-linked notes are indirectly subject to the risks associated with derivative instruments, which are described below, and may be illiquid.

Currency — The Funds take active positions in currencies, which involve different techniques and risk analyses than the Funds' purchase of securities or other investments. Currency exchange rates may fluctuate in response to factors extrinsic to that country's economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the Funds if they are unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges they have entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Passive investments in currencies may, to a lesser extent, also subject the Funds to these same risks. The value of the Funds' investments may fluctuate in response to broader macroeconomic risks than if the Funds invested only in U.S. equity securities.

Depositary Receipts — Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts, including ADRs, are subject to many of the risks associated with investing directly in foreign securities, which are further described below.

Derivatives — Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. Changes in the market value of a security that is a reference asset for a derivative instrument may not be proportionate to changes in the market value of the derivative instrument itself. There may not be a liquid market for the Funds to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to

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the Funds will cause the value of your investment in the Funds to decrease. The Funds' use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is described above and leverage risk is described below. A Fund's counterparties to its derivative contracts present the same types of credit risk as issuers of fixed income securities. Lack of availability risk is the risk that suitable derivative transactions, such as roll-forward contracts, may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the Funds to lose more than the principal amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds' initial investment. Tax risk is the risk that the use of derivatives may cause the Funds to realize higher amounts of short-term capital gains, thereby increasing the amount of taxes payable by some shareholders.

Derivatives are also subject to a number of other risks described elsewhere in this prospectus. Derivatives transactions conducted outside the U.S. may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Derivatives transactions conducted outside the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments, in addition to other risks.

Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, limit or restrict their use by the Fund, otherwise adversely affect their performance or disrupt markets.

Duration — Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed income instruments with longer duration typically have higher risk and higher volatility. Longer-term fixed income securities in which a portfolio may invest are more volatile than shorter-term fixed income securities. A portfolio with a longer average portfolio duration is typically more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Market — Because the International Equity and Emerging Markets Equity Funds may purchase equity securities, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds' securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is a principal risk of investing in the Funds.

Exchange-Traded Products (ETPs) — The risks of owning interests of an ETP, such as an ETF, exchange-traded note (ETN) or exchange-traded commodity pool, generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net

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asset value (NAV) of an ETP's shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF's investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer's credit rating. By investing in an ETP, a Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

ETFs are investment companies whose shares are bought and sold on a securities exchange. Most ETFs are passively-managed, meaning they invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. Such ETF expenses may make owning shares of the ETF more costly than owning the underlying securities directly. The risks of owning shares of a passively-managed ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent a Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leverage risk, described below. Inverse ETFs seek to provide investment results that match a negative of the performance of an underlying index. Leveraged inverse ETFs seek to provide investment results that match a negative multiple of the performance of an underlying index. To the extent that a Fund invests in leveraged inverse ETFs, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF's benchmark rises. Leveraged, inverse and leveraged inverse ETFs often "reset" daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. These investment vehicles may be extremely volatile and can potentially expose a Fund to complete loss of its investment.

Generally, ETNs are structured as senior, unsecured notes in which an issuer, such as a bank, agrees to pay a return based on a target index or other reference instrument less any fees. ETNs allow individual investors to have access to derivatives linked to commodities and other assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold an ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day's index factor. ETN returns are based upon the performance of a market index minus applicable fees. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political or geographic events that affect the referenced commodity. The value of an ETN may drop due to a downgrade in the issuer's credit rating, even if the underlying index remains unchanged. Investments in

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ETNs are subject to the risks facing income securities in general, including the risk that a counterparty will fail to make payments when due or default.

Extension — Investments in fixed income securities are subject to extension risk. Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund may exhibit additional volatility.

Fixed Income Market — The prices of a Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Fixed income securities may have fixed-, variable- or floating-rates. There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates. Also, longer-term securities are generally more sensitive to changes in the level of interest rates, so the average maturity or duration of these securities affects risk. Changes in government policy, including the Federal Reserve's decisions with respect to raising interest rates or terminating certain programs such as quantitative easing, could increase the risk that interest rates will rise. Rising interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Fund. These risks may be heightened in a low interest rate environment. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging and Frontier Markets — The Funds may invest in foreign issuers, including issuers located in emerging and frontier market countries. Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase. "Frontier market countries" are a subset of emerging market countries with even smaller national economies. Emerging market countries, and, to an even greater extent, frontier market countries, may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market and frontier market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market

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country. In addition, the financial stability of issuers (including governments) in emerging market and frontier market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund's investments in emerging market and frontier market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The economies of frontier market countries tend to be less correlated to global economic cycles than the economies of more developed countries and their markets have lower trading volumes and may exhibit greater price volatility and illiquidity. A small number of large investments in these markets may affect these markets to a greater degree than more developed markets. Frontier market countries may also be affected by government activities to a greater degree than more developed countries. For example, the governments of frontier market countries may exercise substantial influence within the private sector or subject investments to government approval, and governments of other countries may impose or negotiate trade barriers, exchange controls, adjustments to relative currency values and other measures that adversely affect a frontier market country. Governments of other countries may also impose sanctions or embargoes on frontier market countries. Although all of these risks are generally heightened with respect to frontier market countries, they also apply to emerging market countries.

Foreign Sovereign Debt Securities — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Forward Contracts — A forward contract, also called a "forward," involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for a Fund's account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Forwards are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section.

Futures Contracts — Futures contracts, or "futures," provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include (i) leverage risk; (ii) correlation or tracking risk; and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, a Fund may experience losses that exceed losses experienced by funds that do not use futures contracts and which may be unlimited, depending on the structure of the contract.

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There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute or which futures are intended to hedge. Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend in part on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, a Fund may be unable to close out its futures contracts at a time that is advantageous. If movements in the markets for security futures contracts or the underlying security decrease the value of a Fund's positions in security futures contracts, the Fund may be required to have or make additional funds available to its brokerage firm as margin. If the Fund's account is under the minimum margin requirements set by the exchange or the brokerage firm, its position may be liquidated at a loss, and the Fund will be liable for the deficit, if any, in its account. The Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund's positions. The successful use of futures depends upon a variety of factors, particularly the ability of SIMC or the Sub-Advisers to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Inflation Protected Securities — The Funds may invest in inflation protected securities, including Treasury Inflation Protected Securities (TIPS), the value of which generally will fluctuate in response to changes in "real" interest rates. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. The value of an inflation-protected security generally decreases when real interest rates rise and generally increases when real interest rates fall. In addition, the principal value of an inflation-protected security is periodically adjusted up or down along with the rate of inflation. If the measure of inflation falls, the principal value of the inflation-protected security will be adjusted downwards, and consequently, the interest payable on the security will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the United States Treasury in the case of TIPS. For securities that do not provide a similar guarantee, the adjusted principal value of the security to be repaid at maturity is subject to credit risk.

Interest Rate — Interest rate risk is the risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which a Fund invests. In a low interest rate environment, risks associated with rising rates are heightened. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company — The Funds may purchase shares of investment companies, such as open-end funds, ETFs and closed-end funds. When a Fund invests in an investment company, it will bear a pro rata portion of the investment company's expenses in addition to directly bearing the expenses associated with its own operations. Such expenses may make owning shares of an investment company more costly than owning the underlying securities directly. The Funds may invest in affiliated funds including, for example, money market funds for reasons such as cash management or other purposes. In such cases, the Funds' adviser and its affiliates will earn fees at both the Fund level and within the underlying

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fund with respect to the Funds' assets invested in the underlying fund. In part because of these additional expenses, the performance of an investment company may differ from the performance a Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. See also, "Exchange-Traded Products (ETPs)," above.

Investment Style — Investment style risk is the risk that a Fund's investment in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as a whole.

Leverage — Certain Fund transactions, such as derivatives or reverse repurchase agreements, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on a Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

LIBOR Replacement — The elimination of the London Inter-Bank Offered Rate (LIBOR) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve's Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Liquidity — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

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Market — Each Fund is subject to market risk, which is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole.

Mortgage-Backed Securities — The International Fixed Income Fund may invest in mortgage-backed securities. Mortgage-backed securities are a class of asset-backed securities representing an interest in a pool or pools of whole mortgage loans (which may be residential mortgage loans or commercial mortgage loans). Mortgage-backed securities held or acquired by the Fund could include (i) obligations guaranteed by federal agencies of the U.S. Government, such as the Government National Mortgage Association (Ginnie Mae), which are backed by the "full faith and credit" of the United States, (ii) securities issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), which are not backed by the "full faith and credit" of the United States but are guaranteed by the U.S. Government as to timely payment of principal and interest, (iii) securities (commonly referred to as "private-label RMBS") issued by private issuers that represent an interest in or are collateralized by whole residential mortgage loans without a government guarantee and (iv) commercial mortgage-backed securities (CMBS), which are multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. Because private-label RMBS and CMBS are not issued or guaranteed by the U.S. Government, those securities generally are structured with one or more types of credit enhancement. There can be no assurance, however, that credit enhancements will support full payment to the Fund of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Fund and affect its share price.

The Fund may invest in mortgage-backed securities in the form of debt or in the form of "pass-through" certificates. Pass-through certificates, which represent beneficial ownership interests in the related mortgage loans, differ from debt securities, which generally provide for periodic fixed payments of interest on and principal of the related notes. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees and expenses owed to the servicers of the mortgage loans and other transaction parties that receive payment from collections on the mortgage loans.

The performance of mortgage loans and, in turn, the mortgage-backed securities acquired by the Fund, is influenced by a wide variety of economic, geographic, social and other factors, including general economic conditions, the level of prevailing interest rates, the unemployment rate, the availability of alternative financing and homeowner behavior.

The rate and aggregate amount of distributions on mortgage-backed securities, and therefore the average lives of those securities and the yields realized by the Fund, will be sensitive to the rate of prepayments (including liquidations) and modifications of the related mortgage loans, any losses and shortfalls on the related mortgage loans allocable to the tranches held by the Fund and the manner in which principal payments on the related mortgage loans are allocated among the various tranches in the particular securitization transaction. Furthermore, mortgage-backed securities are sensitive to changes in interest rates, but may respond to those changes differently from other fixed income securities due to the possibility of prepayment of the mortgage loans. Among other factors, a significant amount of defaults, rapid prepayments or prepayment interest shortfalls may erode amounts available

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for distributions to the Fund. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity, even if the average rate of principal payments is consistent with the Fund's expectations. If prepayments of mortgage loans occur at a rate faster than that anticipated by the Fund, payments of interest on the mortgage-backed securities could be significantly less than anticipated. Similarly, if the number of mortgage loans that are modified is larger than that anticipated by the Fund, payments of principal and interest on the mortgage-backed securities could be significantly less than anticipated.

Non-Diversification — The International Fixed Income and Emerging Markets Debt Funds are non-diversified, which means that they may invest in the securities of relatively few issuers. As a result, the Funds may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities. However, the International Fixed Income Fund and Emerging Markets Debt Fund each intend to satisfy the asset diversification requirements under the Code for classification as a RIC.

Options — An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at any time during the option period. Unlike a futures contract, an option grants the purchaser, in exchange for a premium payment, a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call (buy) option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of paying an entire premium in the call option without ever getting the opportunity to execute the option. The seller (writer) of a covered put (sell) option (e.g., the writer has a short position in the underlying security) will suffer a loss if the increase in the market price of the underlying security is greater than the premium received from the buyer of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of paying an entire premium in the put option without ever getting the opportunity to exercise the option. An option's time value (i.e., the component of the option's value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer's ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the "style" of the option.

Participation Notes (P-Notes) — P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. However, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate.

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Portfolio Turnover — Due to its investment strategy, a Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

Preferred Stock — The International Equity and Emerging Markets Equity Funds may invest in preferred stocks. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If a Fund owns a preferred stock on which distributions are deferred, the Fund may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments and therefore will be subject to greater credit risk than those debt instruments.

Prepayment — Investments in fixed income securities are subject to prepayment risk. In a declining interest rate environment, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in a Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

Quantitative Investing — A quantitative investment style generally involves the use of computers to implement a systematic or rules-based approach to selecting investments based on specific measurable factors. Due to the significant role technology plays in such strategies, they carry the risk of unintended or unrecognized issues or flaws in the design, coding, implementation or maintenance of the computer programs or technology used in the development and implementation of the quantitative strategy. These issues or flaws, which can be difficult to identify, may result in the implementation of a portfolio that is different from that which was intended, and could negatively impact investment returns. Such risks should be viewed as an inherent element of investing in an investment strategy that relies heavily upon quantitative models and computerization.

Reallocation — In addition to managing the Funds, SIMC constructs and maintains strategies (Strategies) for certain clients, and the Funds are designed in part to implement those Strategies. Within the Strategies, SIMC periodically adjusts the target allocations among the Funds to ensure that the appropriate mix of assets is in place. SIMC also may create new Strategies that reflect significant changes in allocation among the Funds. Because a large portion of the assets in the Funds may be composed of investors in Strategies controlled or influenced by SIMC, this reallocation activity could result in significant purchase or redemption activity in the Funds. While reallocations are intended to benefit investors that invest in the Funds through the Strategies, they could in certain cases have a detrimental effect on Funds that are being materially reallocated, including by increasing portfolio turnover (and related transactions costs), disrupting the portfolio management strategy, and causing a Fund to incur taxable gains. SIMC seeks to manage the impact to the Funds resulting from reallocations in the Strategies.

Securities Lending — Each Fund may lend its securities to certain financial institutions in an attempt to earn additional income. The Funds may lend their portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights, including voting rights, in the loaned

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securities during the term of the loan or delay in recovering loaned securities if the borrower fails to return them or becomes insolvent. A Fund that lends its securities may pay lending fees to a party arranging the loan.

Small and Medium Capitalization Issuers — The International Equity and Emerging Markets Equity Funds may invest in small and medium capitalization issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Structured Securities — A structured security is a type of instrument designed to offer a return linked to particular underlying securities, currencies, or markets. A Fund's investment in structured securities involves the same risks associated with direct investments in the underlying securities or other instruments they seek to replicate, as well as additional risks. Structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act of 1940, as amended (Investment Company Act). As a result, the Portfolio's investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Swap Agreements — Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, regulatory risk and/or tax risk. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a "cap" or "floor," respectively). Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.

Total return swaps are contracts that obligate a party to pay interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. Fully funded total return swaps have economic and risk characteristics similar to credit-linked notes, which are described above. Fully funded equity swaps have economic and risk characteristics similar to participation notes (P-Notes).

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A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If a Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will generally either: (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are calculated by market makers considering either industry standard recovery rates or entity specific factors and other considerations until a credit event occurs. If a credit event has occurred, the recovery value is generally determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Like a long or short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was signed into law on July 21, 2010, created a new statutory framework that comprehensively regulated the OTC derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the CFTC, not all of which has been proposed or finalized as of the date of this prospectus. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called "bilateral OTC transactions"). Under the Dodd-Frank Act, certain OTC derivatives transactions are now required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities (SEFs). Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under recently-adopted regulations by the CFTC and federal banking regulators (Margin Rules), the Fund is required to post collateral (known as variation margin) to cover the mark-to-market exposure in respect of its uncleared swaps.

U.S. Government Securities — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own

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resources. Therefore, such obligations are not backed by the full faith and credit of the U.S. Government.

Warrants — The International Equity and Emerging Markets Equity Funds may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Funds will lose their entire investment in such warrant.

GLOBAL ASSET ALLOCATION

The Funds and other funds managed by SIMC are used within the Strategies that SIMC constructs and maintains for certain clients (Strategy Clients). The Funds are designed in part to be used as a component within those Strategies. The degree to which a Strategy Client's portfolio is invested in the particular market segments and/or asset classes represented by the Funds and other funds varies. SIMC believes that an investment in a portfolio of funds representing a range of asset classes as part of a Strategy may reduce the Strategy's overall level of volatility.

Within the Strategies, SIMC periodically adjusts the target allocations among the Funds and other funds to ensure that the appropriate mix of assets is in place. SIMC also may create new Strategies that reflect significant changes in allocation among the Funds and other funds. Because a large portion of the assets in the Funds and other funds may be composed of investors in Strategies controlled or influenced by SIMC, this reallocation activity could result in significant purchase or redemption activity in the Funds. While reallocations are intended to benefit investors that invest in the Funds through the Strategies, they could in certain cases have a detrimental effect on the Funds if they are being materially reallocated, including by increasing portfolio turnover (and related transaction costs), disrupting the portfolio management strategy, and causing the Funds to incur taxable gains. SIMC seeks to manage the impact to the Funds resulting from reallocations in the Strategies.

MORE INFORMATION ABOUT THE FUNDS' BENCHMARK INDEXES

The following information describes the various indexes referred to in the Performance Information sections of this prospectus, including those indexes that compose the Emerging Markets Debt Fund's Blended Benchmark.

The Bloomberg Barclays Global Aggregate Ex-US Index, Hedged, is an index of government, corporate and collateralized bonds denominated in foreign currencies.

The J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index tracks the total returns for U.S. dollar-denominated debt instruments issued by sovereign and quasi-sovereign entities.

The J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index is a comprehensive global local emerging markets index, and consists of liquid, fixed-income rate, domestic currency government bonds.

The Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far East (EAFE) Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more

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influence than those with smaller capitalizations) index of developed market countries in Europe, Australasia and the Far East.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of 24 emerging market countries.

INVESTMENT ADVISER

SIMC, a Securities and Exchange Commission (SEC) registered investment adviser, located at One Freedom Valley Drive, Oaks, PA 19456, serves as the investment adviser to the Funds. As of September 30, 2019, SIMC had approximately $193.51 billion in assets under management.

The Funds are managed by SIMC and one or more Sub-Advisers. SIMC acts as a "manager of managers" of the Funds and, subject to the oversight of the Board of Trustees of the Trust (Board), is responsible for:

— researching and recommending to the Board, the hiring, termination and replacement of Sub-Advisers;

— allocating, on a continuous basis, assets of a Fund among the Sub-Advisers (to the extent a Fund has more than one Sub-Adviser);

— monitoring and evaluating each Sub-Adviser's performance;

— overseeing the Sub-Advisers to ensure compliance with the Funds' investment objectives, policies and restrictions; and

— monitoring each Sub-Adviser's adherence to its investment style.

SIMC acts as manager of managers for the Funds pursuant to an exemptive order obtained from the SEC. The exemptive order permits SIMC, with the approval of the Board, to retain unaffiliated sub-advisers for the Funds without submitting the sub-advisory agreements to a vote of the applicable Funds' shareholders. Among other things, the exemptive order permits the non-disclosure of amounts payable by SIMC under a particular sub-advisory agreement, but instead requires SIMC to disclose the aggregate amount of sub-advisory fees paid by SIMC with respect to each Fund. As a manager of managers, SIMC is ultimately responsible for the investment performance of the Funds. The Board supervises SIMC and the Sub-Advisers and establishes policies that they must follow in their management activities.

SIMC sources, analyzes, selects and monitors a wide array of Sub-Advisers across multiple asset classes. Differentiating manager skill from market-generated returns is one of SIMC's primary objectives, as it seeks to identify Sub-Advisers that can deliver attractive investment results. SIMC believes that a full assessment of qualitative as well as quantitative factors is required to identify truly skilled managers. In carrying out this function, SIMC forms forward-looking expectations regarding how a Sub-Adviser will execute a given investment mandate; defines environments in which the strategy is likely to outperform or underperform; and seeks to identify the relevant factors behind a Sub-Adviser's performance. It also utilizes this analysis to identify catalysts that would lead SIMC to reevaluate its view of a Sub-Adviser.

SIMC then constructs a portfolio that seeks to maximize the risk-adjusted rate of return by finding a proper level of diversification between sources of excess return (at an asset class level) and the investment managers implementing them. The allocation to a given investment manager is based on SIMC's analysis of the manager's particular array of alpha sources, the current macroeconomic

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environment, expectations about the future macroeconomic environment, and the level of risk inherent in a particular manager's investment strategy. SIMC measures and allocates to Sub-Advisers based on risk allocations in an attempt to ensure that one manager does not dominate the risk of a multi-manager, multi-return-source fund.

The following portfolio managers are primarily responsible for the management and oversight of the Funds, as described above.

Jason Collins serves as Portfolio Manager for the International Equity Fund. Mr. Collins is the global head of Equity Portfolio Management and the Head of the U.K. Investment Management Unit. Mr. Collins is also a Senior Portfolio Manager responsible for U.K. and European equity funds. Mr. Collins joined SEI in 2009 and coordinates resources and investment strategy for all equity portfolios. Previously, he served as Head of Equity in the London office and, most recently, as Head of Portfolio Management in London, overseeing both equity and fixed-income strategies. Prior to his employment with SEI, Mr. Collins was a founding partner of Maia Capital Partners — a specialist multi-manager investment firm providing multi-asset unit trusts to U.K. retail investors. Before founding Maia Capital, Mr. Collins was a Portfolio Manager at Fidelity International, and, prior to joining Fidelity, he spent over nine years at Skandia as head of Investment Research. Mr. Collins earned his Bachelor of Arts in financial services, with honors, from Bournemouth University and is a member of the CFA society.

John Lau serves as Portfolio Manager for the Emerging Markets Equity Fund and Asia Pacific Equity strategies. In this role, Mr. Lau focuses on investment research, risk management, and portfolio construction of equity strategies in Emerging Markets and Asia Pacific, including the China A-share market. Mr. Lau is based in Hong Kong and is a senior member of the SEI Global Equity Committee. Prior to joining SEI in 2007, Mr. Lau spent eleven years as Senior Portfolio Manager of a quantitative equity team within Citigroup Asset Management, where he managed global equity strategies, an equity market-neutral fund, and structured products. Mr. Lau earned his Bachelor's degree from the University of Michigan. Mr. Lau also holds a Master of Science in Engineering from University of California, Berkeley and a Master of Business Administration from Columbia University.

James Mashiter, CFA is a Fixed Income Portfolio Manager within the Investment Management Unit. Mr. Mashiter joined SEI in 2011 as a Senior Fixed Income Analyst in the London Fixed Income Team. Prior to joining SEI, Mr. Mashiter worked in fixed income fund research at Standard & Poor's for four years. Previously, Mr. Mashiter worked at Henderson Global Investors. Mr. Mashiter earned his Bachelor of Science in Economics and Politics from the University of Warwick and his Master of Arts in Finance and Investment from the University of Nottingham.

Hardeep Khangura, CFA, serves as a Portfolio Manager to the Emerging Market Debt Fund. Mr. Khangura joined SEI in 2015 and currently supports Global Fixed Income portfolios. Mr. Khangura was previously a member of SEI's Fixed Income Manager Research team with coverage of global fixed income manager exposures across emerging markets, credit, sovereign and FX. Prior to joining SEI, Mr. Khangura operated in a similar capacity as a Fixed Income Manager Researcher at Willis Towers Watson. Previously, Mr. Khangura also headed the Fees ASK (Area of Specialist Knowledge), leading a team that analyzed, modelled and advised clients on the suitability and competitiveness of their investment manager fees. Mr. Khangura earned his Bachelor of Science in Accounting & Finance, with honors, from the University of Warwick. Mr. Khangura is a CFA charterholder from the CFA Institute.

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SUB-ADVISERS

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. Each Sub-Adviser must also operate within each Fund's investment objective, restrictions and policies, and within specific guidelines and instructions established by SIMC from time to time. Each Sub-Adviser is responsible for managing only the portion of the Fund allocated to it by SIMC, and Sub-Advisers may not consult with each other concerning transactions for a Fund. SIMC pays the Sub-Advisers out of the investment advisory fees it receives (as described below).

For the fiscal year ended September 30, 2019, SIMC received investment advisory fees as a percentage of each Fund's average daily net assets, at the following annual rates:

	Investment Advisory Fees	Investment Advisory Fees After Fee Waivers
International Equity Fund	0.51%	0.51%
Emerging Markets Equity Fund*	1.05%	0.95%
International Fixed Income Fund	0.30%	0.25%
Emerging Markets Debt Fund	0.85%	0.62%

* Renewed as of January 31, 2020, SIMC, the Emerging Market Equity Fund's investment adviser, has contractually agreed to waive its management fee as necessary to keep the management fee paid by the Fund during its fiscal year from exceeding 0.95%. This fee waiver agreement shall remain in effect until January 31, 2021 and, unless earlier terminated, shall be automatically renewed for successive one-year periods thereafter. The agreement may be amended or terminated only with the consent of the Board.

A discussion regarding the basis of the Board's approval of the Funds' investment advisory and/or sub-advisory agreements is available in the Funds' Semi-Annual Report, which covers the period of October 1, 2018 through March 31, 2019, and the Funds' Annual Report, which covers the period of October 1, 2018 to September 30, 2019.

SIMC has registered with the National Futures Association as a "commodity pool operator" under the Commodities Exchange Act (CEA) with respect to certain other products not included in this prospectus. A notice of eligibility for exclusion from the definition of the term "commodity pool operator" has been filed on behalf of each Fund in accordance with CFTC Regulation 4.5 and other relevant rules, regulations and no-action relief. The Trust and each Fund are therefore not subject to registration or regulation as a pool operator under the CEA.

Information About Fee Waivers

Actual total annual fund operating expenses of the Class F Shares of certain of the Funds for the most recent fiscal year were less than the amounts shown in the Annual Fund Operating Expenses tables in the Fund Summary sections because, among other reasons, the Funds' adviser, the Funds' distributor and/or the Funds' administrator voluntarily waived and/or reimbursed a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions and prime broker fees, taxes, costs associated with litigation- or tax-related services, Trustee fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds' business) at a specified level. The waivers of fees by the Funds' adviser, the Funds' distributor and/or the Funds' administrator were limited to the Funds' direct operating expenses and, therefore, did

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not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses (AFFE). In addition, some Funds may participate in a commission recapture program where the Funds' trades may be executed through the Funds' distributor, and a portion of the commissions paid on those trades are then used to pay the Funds' expenses. The Funds' adviser, the Funds' distributor and/or the Funds' administrator may discontinue all or part of these voluntary waivers and/or reimbursements at any time. With these fee waivers and/or reimbursements, the actual total annual fund operating expenses of the Class F Shares of the Funds for the most recent fiscal year (ended September 30, 2019) were as follows:

Fund Name — Class F Shares	Total Annual Fund Operating Expenses (before fee waivers)	Total Annual Fund Operating Expenses (after fee waivers)	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE and extraordinary expenses, if applicable)*
International Fixed Income Fund	1.07%	1.02%	1.02%
Emerging Markets Debt Fund	1.62%	1.36%	1.36%

* AFFE reflects the estimated amount of fees and expenses that were incurred indirectly by the Funds through their investments in other investment companies during the most recent fiscal year.

Sub-Advisers and Portfolio Managers

INTERNATIONAL EQUITY FUND:

Acadian Asset Management LLC: Acadian Asset Management LLC (Acadian), located at 260 Franklin Street, Boston, Massachusetts 02110, serves as a Sub-Adviser to the International Equity Fund. A team of investment professionals manages the portion of the International Equity Fund's assets allocated to Acadian. Brendan O. Bradley, Ph.D., Executive Vice President, Chief Investment Officer, serves as lead Portfolio Manager to the International Equity Fund. Mr. Bradley joined Acadian in 2004 and previously served as the firm's director of portfolio management, overseeing portfolio management policy, and was also previously the director of Acadian's Managed Volatility strategies. Mr. Bradley is a member of the Acadian Board of Managers and Executive Committee. Ryan D. Taliaferro, Senior Vice President, Director, Equity Strategies, serves as lead Portfolio Manager to the International Equity Fund. Mr. Taliaferro joined Acadian in 2011 and was previously a faculty member in the finance unit at Harvard Business School, where he taught corporate finance and asset pricing.

Blackcrane Capital, LLC: Blackcrane Capital, LLC (Blackcrane), located at 500 108th Avenue NE, Suite 960, Bellevue, Washington 98004, serves as a Sub-Adviser to the International Equity Fund. The professionals primarily responsible for the day-to-day management of the portion of the assets of the International Equity Fund allocated to Blackcrane are Daniel Y. Kim, CFA, and Aaron J. Bower, CFA. Mr. Kim serves as Chief Executive Officer and Chief Investment Officer at Blackcrane and oversees overall portfolio construction as well as investment strategy at the firm. Prior to founding Blackcrane in 2012, Mr. Kim served as Portfolio Manager and Director of Research at Mastholm Asset Management, LLC, where he was employed from 2004 to 2012. Mr. Kim has over 16 years of industry experience. Mr. Bower serves as Associate Portfolio Manager and Chief Compliance Officer at Blackcrane and is responsible for generating investment research and financial earnings models. Prior to joining Blackcrane in 2012, Mr. Bower was a Partner and Investment Analyst at Mastholm Asset Management, LLC from 2005 to 2012. Mr. Bower has 13 years of industry experience.

Causeway Capital Management LLC: Causeway Capital Management LLC (Causeway), located at 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025, serves as a Sub-Adviser to a portion of the

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assets of the International Equity Fund. The following team of portfolio managers manages the portion of the International Equity Fund's assets allocated to Causeway. Sarah H. Ketterer is the Chief Executive Officer of Causeway and co-founded Causeway in June 2001. Ms. Ketterer is a Portfolio Manager of Causeway's international value equity, international value select, global value equity, international opportunities, global opportunities, global absolute return, and international small cap strategies. Ms. Ketterer has a B.A. in Economics and Political Science from Stanford University and an M.B.A. from the Amos Tuck School, Dartmouth College. Harry W. Hartford is the President of Causeway and co-founded Causeway in June 2001. Mr. Hartford is a Portfolio Manager of Causeway's international value equity, international value select, global value equity, international opportunities, global opportunities, global absolute return, and international small cap strategies. Mr. Hartford has a B.A., with honors, in Economics from the University of Dublin, Trinity College, and an M.Sc. in Economics from Oklahoma State University, and is a Phi Kappa Phi member. James A. Doyle is a Director of Causeway and is a Portfolio Manager of Causeway's international value equity, international value select, global value equity, international opportunities, global opportunities, global absolute return, and international small cap strategies. Mr. Doyle joined the firm in June 2001. Mr. Doyle has a B.A. in Economics from Northwestern University and an M.B.A. in Finance from the Wharton School, University of Pennsylvania. Jonathan P. Eng is a Director of Causeway and is a Portfolio Manager of Causeway's international value equity, international value select, global value equity, international opportunities, global opportunities, global absolute return, and international small cap strategies. Mr. Eng joined the firm in July 2001. Mr. Eng has a B.A. in History and Economics from Brandeis University and an M.B.A. from the Anderson Graduate School of Management at UCLA. Conor Muldoon, CFA, is a Director of Causeway and is a Portfolio Manager of Causeway's international value equity, international value select, global value equity, international opportunities, global opportunities, global absolute return, and international small cap strategies. Mr. Muldoon joined the firm in June 2003. Mr. Muldoon has a B.Sc. and an M.A. from the University of Dublin, Trinity College and an M.B.A., with high honors, from the University of Chicago. Mr. Muldoon was inducted into the Beta Gamma Sigma honors society and is also a CFA charterholder. Alessandro Valentini is a Director of Causeway and is a Portfolio Manager of Causeway's international value equity, international value select, global value equity, international opportunities, global opportunities, global absolute return, and international small cap strategies. Mr. Valentini joined the firm in July 2006 as a Research Associate and was promoted to Portfolio Manager in April 2013. Mr. Valentini has an M.B.A. from Columbia Business School, with honors, an M.A. in Economics from Georgetown University and a B.S., magna cum laude, from Georgetown University. Mr. Valentini is a CFA charterholder. Ellen Lee is a Director of Causeway and is a Portfolio Manager of Causeway's international value equity, international value select, global value equity, international opportunities, global opportunities, global absolute return, and international small cap strategies. Ms. Lee joined the firm in August 2007 as a Research Associate and was promoted to Portfolio Manager in January 2015. Ms. Lee has an M.B.A. from the Stanford Graduate School of Business and a B.A. in Business Administration from Seoul National University. Steven Nguyen, CFA, is a Director of Causeway and is a Portfolio Manager of Causeway's international value equity, international value select, global value equity, international opportunities, global opportunities, global absolute return, and international small cap strategies. Mr. Nguyen joined the firm in April 2012 as a Research Associate and was promoted to Portfolio Manager in January 2019. Mr. Nguyen has M.B.A., with honors, from the UCLA Anderson School of Management and a B.A. in Business Economics from Brown University.

Intech Investment Management LLC: Intech Investment Management LLC (Intech), located at 250 S. Australian Avenue, Suite 1800, West Palm Beach, Florida 33401, serves as a Sub-Adviser to the

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International Equity Fund. A team of investment professionals, led by Dr. Adrian Banner, Chief Executive Officer and Chief Investment Officer, manages the portion of the International Equity Fund's assets allocated to Intech. Dr. Banner sets a policy for the investment strategy and implements and supervises the optimization process. Dr. Banner has been Chief Investment Officer since January 1, 2012, and in November 2012, assumed the role as Chief Executive Officer in addition to his role as Chief Investment Officer. Previously, Dr. Banner was Co-Chief Investment Officer beginning January 2009, Senior Investment Officer from September 2007 to January 2009, and joined Intech in August 2002 as Director of Research. Mr. Joseph Runnels, CFA, Vice President — Quantitative Trader, joined Intech in 1998. Dr. Vassilios Papathanakos was appointed Deputy Chief Investment Officer in November 2012. Prior to that, Dr. Papathanakos was Director of Research since July 2007, and he joined the firm in October 2006 as Associate Director of Research. No one person of the investment team is primarily responsible for implementing the investment strategies of the portion of the International Equity Fund allocated to Intech.

Lazard Asset Management LLC: Lazard Asset Management LLC (Lazard), located at 30 Rockefeller Plaza, New York, New York 10112, serves as a Sub-Adviser to the International Equity Fund. A team of investment professionals manages the portion of the International Equity Fund's assets allocated to Lazard. The team consists of Mark Rooney, CFA, and Erik van Der Sande, CFA. Mr. Rooney is a Director and Portfolio Manager/Analyst on the International Equity Value team. Mr. Rooney began working in the investment field in 1996. Prior to joining Lazard in 2018, Mr. Rooney was a Principal and co-founder of LRV Capital. Prior to that, Mr. Rooney was a Partner at Millgate Capital where he worked as an international generalist from 2002 to 2011 in both its London and New York offices. Previously, he constructed fixed-income portfolios at Ascent/Meredith Asset Management as the Senior Trader focused on emerging markets and domestic high yield debt. Mr. Rooney has an M.B.A. with a concentration in Finance from the Samuel Curtis Johnson Graduate School of Management at Cornell University and a B.A. in Economics and Government from Connecticut College. Mr. Van Der Sande is a Director and Portfolio Manager/Analyst on the International Equity Value team. Mr. Van Der Sande began working in the investment field in 2002. Prior to joining Lazard in 2018, Mr. Van Der Sande was a Principal and co-founder of LRV Capital. Prior to that, he served as Co-Portfolio Manager and Senior Analyst at Duart Capital Management and was previously a Senior Analyst on the Special Situations desk at Carlyle Blue Wave. Mr. Van Der Sande was formerly a Partner at Millgate Capital where he worked as an international generalist from 2002 to 2007 in both its London and New York offices. Prior to Millgate Capital, Mr. Van Der Sande worked at PricewaterhouseCoopers in the Middle Market Advisory Group and was a licensed CPA in the State of North Carolina. Mr. Van Der Sande has an M.B.A. with concentrations in Finance and Economics from the Leonard N. Stern School of Business at New York University and an M.S./B.S. in Accounting from Wake Forest University. Mr. Van Der Sande has also studied Japanese language in Osaka, Japan.

Neuberger Berman Investment Advisers LLC: Neuberger Berman Investment Advisers LLC (NBIA; and, together with its affiliates, Neuberger Berman), located at 1290 Avenue of the Americas, New York, New York 10104, serves as a Sub-Adviser to the International Equity Fund. Benjamin Segal, CFA, Managing Director, and Elias Cohen, CFA, are responsible for the management of the portion of the International Equity Fund's assets allocated to NBIA. Mr. Segal, Managing Director, joined NBIA in 1998. Mr. Segal is a Portfolio Manager for NBIA's Institutional and Mutual Fund Global Equity team. Mr. Segal joined the firm from Invesco GT Global, where he was an Assistant Portfolio Manager in global equities. Prior to that, Mr. Segal was a management consultant with Bain & Company. Mr. Segal also served as an investment analyst for both Lehman Brothers Asia and Wardley James Capel. Mr. Segal earned a B.A. from Jesus

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College from Cambridge University, an M.A. from the University of Pennsylvania, and an M.B.A. from the University of Pennsylvania's Wharton School of Business. Mr. Segal has been awarded the Chartered Financial Analyst designation. Mr. Cohen, Managing Director, joined the firm in 2000. Mr. Cohen is an Associate Portfolio Manager for the International Select strategy and a Senior Research Analyst on the Global Equity team covering Consumer Discretionary, Telecoms and IT. Mr. Cohen earned a B.A. from Colby College and an M.B.A. from New York University, the Stern School of Business, where he graduated with a specialization in Business Strategy. Mr. Cohen has also been awarded the Chartered Financial Analyst designation.

NWQ Investment Management Company, LLC: NWQ Investment Management Company, LLC (NWQ), located at 2029 Century Park East, 16th Floor, Los Angeles, California 90067, serves as a Sub-Adviser to the International Equity Fund. Peter Boardman, Managing Director, Portfolio Manager and Equity Analyst and James T. Stephenson, CFA, Managing Director, Portfolio Manager, Associate Director of Research and Equity Analyst manage the portion of the International Equity Fund allocated to NWQ. Prior to rejoining NWQ in 2016, Mr. Boardman was a Portfolio Manager and a consumer durables Analyst at Nuveen affiliate Tradewinds Global Investors, LLC. Prior to joining NWQ, Mr. Boardman was an international equity Analyst at NWQ for several years. Before that time, Mr. Boardman was a Senior Analyst with USAA Investment Management covering global automobiles, pharmaceuticals and semiconductors. Prior to that, Mr. Boardman spent eight years with UBS Warburg as a sell-side Analyst following the automobile and auto parts industries in North America, Japan and Asia. Mr. Boardman started his investment career in Japan, where he worked as an analyst for close to 15 years. Mr. Boardman received his B.A. degree in Economics from Willamette University and M.S. in International Management from Garvin School of International Management (Thunderbird). Mr. Boardman has been highly ranked as an analyst in the surveys of Greenwich Associates, Institutional Investors magazine and by Nihon Keizai Shimbun (Nikkei) newspaper. Mr. Boardman is fluent in Japanese. Mr. Stephenson joined NWQ in 2006. Prior to NWQ, spent seven years at Bel Air Investment Advisors, LLC (Bel Air), formerly a State Street Global Advisors Company, where he was a Managing Director and Partner. Mr. Stephenson was Chairman of Bel Air's Equity Policy Committee and the Portfolio Manager for Large Cap Core and Select strategies. Previously, Mr. Stephenson spent five years as an Analyst and Portfolio Manager at ARCO Investment Management Company. Prior to that, Mr. Stephenson was an Equity Analyst at Trust Company of the West. Mr. Stephenson received his Bachelors of Business Administration and Masters of Science in Business from the University of Wisconsin-Madison, where he participated in the Applied Security Analysis Program. In addition, Mr. Stephenson earned the designation of Chartered Financial Analyst in 1993 and is a member of the CFA Institute and the Los Angeles Society of Financial Analysts.

WCM Investment Management, LLC: WCM Investment Management, LLC (WCM), located at 281 Brooks Street, Laguna Beach, California 92651, serves as a Sub-Adviser to a portion of the assets of the International Equity Fund. A team of investment professionals manages the portion of the International Equity Fund's assets allocated to WCM. Paul R. Black serves as Portfolio Manager and Co-CEO at WCM, and has been with the firm since 1989. Mr. Black's primary responsibilities are portfolio management and equity research. Peter J. Hunkel serves as Portfolio Manager and Business Analyst at WCM and has been with the firm since 2007. Mr. Hunkel's primary responsibilities are portfolio management and equity research. Michael B. Trigg serves as Portfolio Manager and Business Analyst at WCM and has been with the firm since 2006. Mr. Trigg's primary responsibilities are portfolio management and equity research. Kurt R. Winrich serves as Portfolio Manager and Co-CEO at WCM, and has been with the firm since 1984. Mr. Winrich's primary responsibilities are portfolio management and equity research.

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EMERGING MARKETS EQUITY FUND:

Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust: Delaware Investments Fund Advisers (DIFA), a series of Macquarie Investment Management Business Trust (MIMBT), located at 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to the Emerging Markets Equity Fund. MIMBT is a subsidiary of Macquarie Management Holdings, Inc. (MMHI). Macquarie Investment Management is the marketing name for certain companies comprising the asset management division of Macquarie Group. DIFA is responsible for day-to-day portfolio management of its portion of the Fund but may delegate certain of its duties to its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (MFMHK). MIMGL is located at 50 Martin Place, Sydney, Australia 2000, and MFMHK is located at One International Finance Centre, 1 Harbour View Street, Central Hong Kong, SAR. DIFA, MIMGL and MFMHK are all U.S. registered investment advisers and are subsidiaries of Macquarie Group Limited. Liu-Er Chen, CFA, Senior Vice President, Chief Investment Officer — Emerging Markets and Healthcare, is the Portfolio Manager responsible for the portion of the Emerging Markets Equity Fund's assets allocated to DIFA. Mr. Chen heads the firm's global Emerging Markets team. Prior to joining Macquarie Investment Management (MIM) in September 2006 in his current position, Mr. Chen spent nearly 11 years at Evergreen Investment Management Company, where he most recently served as Managing Director and Senior Portfolio Manager. Mr. Chen co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001 and became the fund's sole manager in 2001. Mr. Chen was also the sole manager of the Evergreen Health Care Fund since its inception in 1999. Mr. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to Portfolio Manager in 1998. Prior to his career in asset management, Mr. Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. Mr. Chen received his medical education in China and has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. Mr. Chen holds an M.B.A. with a concentration in management from Columbia Business School.

J O Hambro Capital Management Limited: J O Hambro Capital Management Limited (JOHCM), located at 1, St. James's Market, London, SW1Y 4AH, United Kingdom, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Markets Equity Fund's assets allocated to JOHCM. Emery Brewer is the Lead Senior Manager of the JOHCM Emerging Markets Fund. Mr. Brewer has 29 years' industry experience. 22 of those years have been in Emerging Markets equity fund management, which he gained while working at Driehaus Capital Management from 1997-2007, as a private investor from 2008-2009, and after joining JOHCM in 2010. Mr. Brewer has a B.S. in Economics from the University of Utah and an M.B.A. from the University of Rochester. Dr. Ivo Kovachev is Senior Fund Manager of the JOHCM Emerging Markets Fund. Dr. Kovachev joined JOHCM in 2010 from Kinsale Capital Management, where he was Chief Investment Officer. Previously, Dr. Kovachev spent ten years at Driehaus Capital Management. Dr. Kovachev holds a Masters in Engineering in Management Information Systems from the Prague School of Economics and an M.Sc. in Technology and Innovation Management from the University of Sussex. In addition, Dr. Kovachev holds a Ph.D. in Industrial and Development Policy from the Open University. Dr. Kovachev is also a Fulbright Scholar, having attended the Thunderbird School of Global Management in Arizona.

KBI Global Investors (North America) Ltd: KBI Global Investors (North America) Ltd (KBIGI (North America)), located at 3rd Floor, 2 Harbourmaster Place, IFSC, Dublin 1, D01 X5P3, Ireland, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the

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Emerging Markets Equity Fund's assets allocated to KBIGI (North America). Gareth Maher is Head of Portfolio Management and has been with the firm since 2000. Mr. Maher joined KBIGI (North America)'s investment team in 2008 and holds a master's degree in Economic Science from University College Dublin. David Hogarty, Head of Strategy Development, was instrumental in developing the strategy in 2003 and has been a member of the investment team since launch. Mr. Hogarty has 28 years of industry experience. Ian Madden, a Senior Portfolio Manager, joined the firm in 2000 as a Portfolio Assistant. Mr. Madden was appointed Manager of KBIGI (North America)'s Institutional Business Support unit in 2002 and joined the investment team as a Portfolio Manager in 2004. James Collery, a Senior Portfolio Manager, joined the firm in 2001 as a Performance & Risk Analyst. Mr. Collery was appointed a Portfolio Manager on KBIGI (North America)'s Hedge Fund team in 2003 and joined the team as a Portfolio Manager in 2007. John Looby, a Senior Portfolio Manager with KBIGI (North America), joined the firm in September 2014 and has 29 years of industry experience. Prior to joining KBIGI (North America), Mr. Looby was a Senior Investment Manager at Setanta Asset Management, where he was the Lead Senior Portfolio Manager of the flagship Global Equity Fund. Massimiliano Tondi, CFA, FRM, a Senior Portfolio Manager, joined the firm in September 2014 and has 16 years of industry experience. Prior to joining KBIGI (North America), Mr. Tondi was a Quantitative Portfolio Manager at Fideuram Asset Management Ireland since 2011 and served as a Risk Manager at Fideuram Asset Management Ireland since 2007.

Lazard Asset Management LLC: Lazard Asset Management LLC (Lazard), located at 30 Rockefeller Plaza, New York, New York 10112, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Markets Equity Fund's assets allocated to Lazard. The team consists of Kevin O'Hare, CFA, Managing Director, Portfolio Manager/Analyst; Peter Gillespie, CFA, Managing Director, Portfolio Manager/Analyst; James Donald, CFA, Managing Director, Portfolio Manager/Analyst; and John R. Reinsberg, Deputy Chairman, International and Global Strategies, Portfolio Manager/Analyst. Mr. O'Hare joined Lazard in 2001 as a Portfolio Manager/Analyst on the Developing Markets Equity team, focusing on the technology, health care, telecommunications and consumer discretionary sectors. Mr. Gillespie joined Lazard in 2007 and is a Director and Portfolio Manager/Analyst on the Developing Markets Equity team, focusing on the industrials, materials and consumer staples sectors. Prior to joining Lazard, Mr. Gillespie was a Portfolio Manager at Newgate Capital, LLP, where he co-managed the Asian portion of an emerging markets equity fund. Mr. Donald joined Lazard in 1996 as a Portfolio Manager/Analyst on the Emerging Markets Equity team and Head of the Emerging Markets Group. Mr. Reinsberg joined Lazard in 1992 as a Portfolio Manager/Analyst on the Global Equity and International Equity portfolio teams. Mr. Reinsberg is also Deputy Chairman of Lazard, responsible for oversight of the firm's international and global strategies.

Neuberger Berman Investment Advisers LLC: Neuberger Berman Investment Advisers LLC (NBIA; and, together with its affiliates, Neuberger Berman), located at 1290 Avenue of the Americas, New York, New York 10104, serves as a Sub-Adviser to the Emerging Markets Equity Fund. Conrad A. Saldanha, CFA, Managing Director, is responsible for the management of the portion of the Emerging Markets Equity Fund's assets allocated to NBIA. Mr. Saldanha joined Neuberger Berman in 2008 as a Portfolio Manager. Mr. Saldanha is a Portfolio Manager for the firm's Global Equity team and is responsible for Emerging Markets equities. Prior to joining NBIA, Mr. Saldanha held several positions at GE Asset Management Inc., most recently serving as Vice President and Co-Portfolio Manager on the Global Emerging Markets product.

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Qtron Investments LLC: Qtron Investments LLC (Qtron), located at 200 High Street, 5th Floor, Boston, MA 02110, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Markets Equity Fund's assets allocated to Qtron. Dr. Dmitri Kantsyrev cofounded Qtron with Mr. Ronald Hua in 2016. Prior to Qtron, Dr. Kantsyrev served as a director for PanAgora Asset Management's (Panagora) Dynamic Equity team and was a member of the firm's Operating Committee (2007-2016). Dr. Kantsyrev led portfolio management and research for the Dynamic Equity team's global, international, and emerging markets strategies. Prior to PanAgora, Dr. Kantsyrev pursued an academic career as a lecturer at the USC Marshall School of Business and Pepperdine University. Before his switch to finance, Dr. Kantsyrev was a research scientist at the University of Michigan Spin Physics Center. Dr. Kantsyrev holds a Ph.D. in Economics from the University of Southern California and M.S. degrees in Mathematical Finance and Physics. Dr. Kantsyrev is a CFA charterholder, has been published in the Journal of Portfolio Management, and has presented at conferences and seminars. Mr. Ronald Hua cofounded Qtron with Dr. Dmitri Kantsyrev in 2016. Prior to Qtron, Mr. Hua was a partner at Goldman Sachs Asset Management and served as Chief Investment Officer in the Quantitative Investment Strategies Group (2011-2016). Before joining Goldman Sachs Asset Management, Mr. Hua served as the Chief Investment Officer of Equities at PanAgora where he oversaw Dynamic Equity products (2004-2011). Prior to PanAgora, Mr. Hua was a portfolio manager at Putnam Investments managing international and US small-cap funds (1994-2004). Before that, Mr. Hua was a Quantitative Research Analyst at Fidelity Management and Research Company (1994-1999). Mr. Hua holds an M.B.A. and an M.S. in Computer Science from New York University. Mr. Hua is a CFA charterholder. Mr. Hua is on the editorial board of the Journal of Portfolio Management (JPM) and has been published in the JPM.

RWC Asset Advisors (US) LLC: RWC Asset Advisors (US) LLC (RWC), located at 2640 South Bayshore Drive, Suite 201, Miami, Florida 33133, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Markets Equity Fund's assets allocated to RWC. The professionals primarily responsible for the day-to-day management are James Johnstone and John Malloy. Mr. Johnstone, Portfolio Manager for RWC's emerging markets and frontier markets strategies, joined RWC in 2015. Previously, Mr. Johnstone was Senior Managing Director, Director of Investments, and Portfolio Manager at Everest Capital, having joined the Everest Capital group of companies in 2009. Mr. Johnstone was a member of the firm's Investment Committee. Mr. Johnstone has over twenty years of investment management experience. Mr. Johnstone holds a M.A. in Classics and Modern Languages from Christ Church, Oxford University. Mr. Malloy, Portfolio Manager for RWC's emerging markets and frontier markets strategies, joined RWC in 2015. Previously, Mr. Malloy was Senior Managing Director, Director of Investments and Portfolio Manager at Everest Capital, and was with the Everest Capital group of companies for 18 years. Mr. Malloy was a member of the firm's Executive, Investment and Risk Committees. Mr. Malloy has over 25 years of global investment management and research analysis experience. Mr. Malloy holds a B.S. in Management from Norwich University and an M.B.A. from Boston University.

INTERNATIONAL FIXED INCOME FUND:

AllianceBernstein L.P.: AllianceBernstein L.P. (AllianceBernstein), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the International Fixed Income Fund. A team of investment professionals, led by Douglas J. Peebles, Scott DiMaggio, CFA, John Taylor, Jorgen Kjaersgaard, Nicholas Sanders, CFA and Eamonn Buckley manage the portion of the International Fixed Income Fund's assets allocated to AllianceBernstein. Mr. Peebles currently serves as the Chief

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Investment Officer of AllianceBernstein Fixed Income and is a Partner of the firm, focusing on fixed-income investment processes, strategy and performance across portfolios globally. As CIO, Mr. Peebles is also Co-Chairman of the Interest Rates and Currencies Research Review team, which is responsible for setting interest-rate and currency policy for all fixed-income portfolios. Mr. Peebles has been with AllianceBernstein for thirty-two years. Mr. DiMaggio currently serves as the Director of both Global Fixed Income and Canada Fixed Income of AllianceBernstein. In this capacity, Mr. DiMaggio leads both the Global Fixed Income and Canada Fixed Income portfolio-management teams, and is ultimately responsible for all investment activities in both the Global and Canada Multi-Sector Fixed Income Securities. Mr. DiMaggio has been with AllianceBernstein for twenty years. Mr. Taylor currently serves as Portfolio Manager at AllianceBernstein and is a member of the Global Fixed Income, Absolute Return, UK Fixed Income, Euro Fixed Income and Emerging Market Debt portfolio-management teams. Mr. Taylor also serves as a member of the Emerging Market Debt Research Review team. Mr. Taylor has been with AllianceBernstein for eighteen years. Mr. Kjaersgaard currently serves as a Portfolio Manager for European Credit and a member of the UK & Euro, High Yield and Credit portfolio management teams. Mr. Kjaersgaard has been with AllianceBernstein for twelve years. Mr. Sanders currently serves as a Portfolio Manager for UK Multi-Sector Fixed Income and a member of the Global Fixed Income team, participating in liquid market analysis and review on behalf of Global Fixed Income portfolios. Mr. Sanders joined AllianceBernstein in 2006. Mr. Buckley currently serves as a Portfolio Manager for Fixed Income, focusing on euro and sterling investment-grade credit and multi-sector portfolios. He joined the firm in 2010 and assumed the role of Portfolio Manager in January 2015.

Colchester Global Investors Ltd: Colchester Global Investors Ltd (Colchester), located at Heathcoat House, 20 Savile Row, London, United Kingdom W1S 3PR, serves as a Sub-Adviser to the International Fixed Income Fund. A team of investment professionals manages the portion of the International Fixed Income Fund's assets allocated to Colchester. Ian Sims is the Chairman and Chief Investment Officer of Colchester. Mr. Sims founded the firm in 1999 and is responsible for the strategic direction of the firm. Mr. Sims oversees the management of the firm's assets globally as Chief Investment Officer and has final say on any investment matter. Prior to Colchester, Mr. Sims was founder and Chief Investment Officer for Global Fixed Income at Delaware International Advisors, Ltd., subsequently renamed Mondrian, where he worked for nearly 10 years. Mr. Sims' previous work experience includes fixed income portfolio management at Royal Bank of Canada and Hill Samuel Investment Advisers. Mr. Sims has authored a widely read publication on the use of real yields in global bond management. Mr. Sims holds a B.Sc. in Economics from Leicester University and an M.Sc. in Statistics from Newcastle University. Keith Lloyd, CFA, is the Chief Executive Officer and Deputy Chief Investment Officer of Colchester and has been with the firm since its inception. Mr. Lloyd manages the Investment and Operations teams and oversees investment research, portfolio construction and implementation on a day to day basis. Mr. Lloyd regularly contributes his insights to Investment Outlook papers. Prior to Colchester, Mr. Lloyd spent eight years in the World Bank's Investment Department managing global real and leveraged money as a lead fixed income portfolio manager, senior investment strategist and proprietary trader. Mr. Lloyd's previous work experience includes seven years with the Reserve Bank of New Zealand as an economist where he served on its policy-making committee. Mr. Lloyd began his career in 1983 as an international macro-monetary economist and Investment Manager. Mr. Lloyd has authored several exchange and interest rate papers. Mr. Lloyd is a CFA charter holder and has a B.A. in Economics from Massey University and an M.Sc. in Economics from the London School of Economics.

Wellington Management Company LLP: Wellington Management Company LLP (Wellington Management), a Delaware limited liability partnership with principal offices located at 280 Congress Street, Boston,

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Massachusetts 02210, serves as a Sub-Adviser to the International Fixed Income Fund. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. Mark H. Sullivan, Senior Managing Director and Fixed Income Portfolio Manager, has served as the Portfolio Manager of the portion of the International Fixed Income Fund's assets allocated to Wellington Management since 2017. Mr. Sullivan joined Wellington Management as an investment professional in 1999.

EMERGING MARKETS DEBT FUND:

Colchester Global Investors Ltd.: Colchester Global Investors Ltd (Colchester), located at Heathcoat House, 20 Savile Row, London, United Kingdom W1S 3PR, serves as a Sub-Adviser to the Emerging Markets Debt Fund. A team of investment professionals manages the portion of the Emerging Markets Debt Fund's assets allocated to Colchester. Ian Sims is the Chairman and Chief Investment Officer of Colchester. Mr. Sims founded the firm in 1999 and is responsible for the strategic direction of the firm. Mr. Sims oversees the management of the firm's assets globally as Chief Investment Officer and has final say on any investment matter. Prior to Colchester, Mr. Sims was founder and Chief Investment Officer for Global Fixed Income at Delaware International Advisors, Ltd., subsequently renamed Mondrian, where he worked for nearly 10 years. Mr. Sims' previous work experience includes fixed income portfolio management at Royal Bank of Canada and Hill Samuel Investment Advisers. Mr. Sims has authored a widely read publication on the use of real yields in global bond management. Mr. Sims holds a B.Sc. in Economics from Leicester University and an M.Sc. in Statistics from Newcastle University.Keith Lloyd, CFA, is the Chief Executive Officer and Deputy Chief Investment Officer of Colchester and has been with the firm since its inception. Mr. Lloyd manages the Investment and Operations teams and oversees investment research, portfolio construction and implementation on a day to day basis. Mr. Lloyd regularly contributes his insights to Investment Outlook papers. Prior to Colchester, Mr. Lloyd spent eight years in the World Bank's Investment Department managing global real and leveraged money as a lead fixed income Portfolio Manager, Senior Investment Strategist and Proprietary Trader. Mr. Lloyd's previous work experience includes seven years with the Reserve Bank of New Zealand as an economist where he served on its policy-making committee. Mr. Lloyd began his career in 1983 as an international macro-monetary economist and Investment Manager. Mr. Lloyd has authored several exchange and interest rate papers. Mr. Lloyd is a CFA charter holder and has a B.A. in Economics from Massey University and an M.Sc. in Economics from the London School of Economics.

Investec Asset Management Ltd.: Investec Asset Management Ltd. (IAM Ltd), located at Woolgate Exchange, 25 Basinghall Street, London EC2V 5HA, United Kingdom, serves as a Sub-Adviser to the Emerging Markets Debt Fund. Werner Gey van Pittius and Antoon de Klerk manage the portion of the assets of the Emerging Markets Debt Fund allocated to IAM Ltd.. Mr. Gey van Pittius joined IAM Ltd. in 2003. Mr. Gey van Pittius is the Co-Head of Emerging Markets Sovereign & FX and Co-Portfolio Manager of the Emerging Markets Local Currency strategy. Mr. Gey van Pittius is jointly responsible for all global emerging markets sovereign debt strategies. Mr. de Klerk, having joined the firm in 2005, is a Portfolio Manager on the Emerging Markets Local Currency Debt, Emerging Markets Local Currency Total Return, and African Fixed Income strategies. Messrs. Gey van Pittius and de Klerk are responsible for the IAM Ltd.'s Emerging Markets Local Currency Debt strategy.

Marathon Asset Management, L.P.: Marathon Asset Management, L.P. (Marathon), located at One Bryant Park, 38th Floor, New York, New York 10036, serves as a Sub-Adviser to the Emerging Markets Debt Fund. A team of investment professionals manages the portion of the Emerging Markets Debt Fund's assets allocated to Marathon. Lou Hanover, CIO & Co-Managing Partner, Co-Founder of Marathon, has

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been with Marathon since its founding in 1998. Mr. Hanover oversees Marathon's portfolio managers and their investment activities. His responsibilities also include managing risk on a firm-wide basis, as well as serving as Senior Portfolio Manager for the firm's multi-strategy credit investment funds and separate accounts. Gaby Szpigiel is a Partner & Head of Marathon's Emerging Markets Group. Mr. Szpigiel joined Marathon in September of 2003 and is responsible for asset management of sovereign and corporate credit, local markets and equities (including distressed debt and special situations) across Latin America, Asia, EMEA and the Middle East and Africa. Andrew Szmulewicz is a Managing Director, Portfolio Manager & Strategist in Marathon's Emerging Markets Group. Mr. Szmulewicz joined Marathon in August of 2014 and is responsible for the development of new Emerging Market strategies from a technical perspective. Mr. Szmulewicz spent 9 years at J.P. Morgan Chase prior to joining Marathon.

Neuberger Berman Investment Advisers LLC: Neuberger Berman Investment Advisers LLC (NBIA; and, together with its affiliates, Neuberger Berman), located at 1290 Avenue of the Americas, New York, New York 10104, serves as the Sub-Adviser to the Emerging Markets Debt Fund. Portfolio managers Rob Drijkoningen, Gorky Urquieta, Jennifer Gorgoll, CFA, Raoul Luttik, Nish Popat, Prashant Singh, CFA, Bart van der Made, CFA and Vera Kartseva are responsible for the management of the assets of the Emerging Markets Debt Fund allocated to NBIA. Mr. Drijkoningen, Managing Director, joined Neuberger Berman in 2013. Mr. Drijkoningen is a Co-Head of the Emerging Markets Debt team and Senior Portfolio Manager responsible for over $24.2 billion in assets under management in Emerging Markets Debt (as of September 30, 2019) and 32 investment professionals. Mr. Drijkoningen joined Neuberger Berman after working at ING Investment Management for almost 18 years, most recently as the global Co-Head of the Emerging Markets Debt team responsible for managing over $16 billion in assets under management. Mr. Drijkoningen earned his Macro-Economics degree from Erasmus University in Rotterdam and has authored numerous articles on emerging markets debt subjects. Mr. Drijkoningen is DSI qualified. Mr. Urquieta, Managing Director, joined Neuberger Berman in 2013. Mr. Urquieta is a Global Co-Head of the Emerging Markets Debt team and Senior Portfolio Manager responsible for over $24.2 billion in assets under management in Emerging Markets Debt (as of September 30, 2019) and 32 investment professionals. Mr. Urquieta joined Neuberger Berman from ING Investment Management where he was most recently global Co-Head of Emerging Markets Debt, responsible for global emerging markets debt external and local currency strategies. Mr. Urquieta joined ING Investment Management in 1997. Mr. Urquieta obtained a B.A. in Business Administration from the Bolivian Catholic University in La Paz, Bolivia, and a Master's degree in Finance from the University of Wisconsin. Ms. Gorgoll, CFA, Managing Director, joined Neuberger Berman in 2013. Ms. Gorgoll is a Co-Lead Portfolio Manager on the Emerging Markets Corporate Debt team responsible for global portfolios investing in high grade and high yield emerging market corporate debt across the regions. Ms. Gorgoll joined Neuberger Berman after working at ING Investment Management, where she was most recently the Head and a Senior Portfolio Manager of the Emerging Markets Corporate Debt team. Ms. Gorgoll started at ING Investment Management in 2002. Ms. Gorgoll received an M.B.A. with Honors from Columbia Business School with a concentration in Finance and a B.S. in Finance and Insurance from The Honors College at the University of South Carolina. Mr. Luttik, Managing Director, joined Neuberger Berman in 2013. Mr. Luttik is a Senior Portfolio Manager on the Emerging Markets Debt team, responsible for managing Emerging Markets Debt Local Currency strategies. Mr. Luttik joined Neuberger Berman after working at ING Investment Management, where he was a Lead Portfolio Manager within their Emerging Markets team (local currency). Mr. Luttik started at ING Investment Management in 1998. Mr. Luttik acquired a degree in Economics from Rijksuniversiteit Groningen in 1993. In 1997 Mr. Luttik became RBA registered

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(Register of Investment Analysts) a registration affiliated with the European Federation of Financial Analysts Societies. Mr. Luttik is also DSI qualified. Mr. Popat, Managing Director, joined Neuberger Berman in 2013. Mr. Popat is a Co-Lead Senior Portfolio Manager on the Emerging Markets Corporate Debt team. Mr. Popat joined Neuberger Berman after working at ING Investment Management, where he was most recently a Senior Portfolio Manager on the Emerging Markets Corporate Debt team. Mr. Popat joined ING Investment Management in 2008. Mr. Singh, CFA, Managing Director, joined Neuberger Berman in 2013. Mr. Singh is the Lead Portfolio Manager (Asia) on the Emerging Markets Debt team. Mr. Singh is responsible for managing the emerging markets debt portfolios in the Asia region, focusing on rates and currencies. Mr. Singh joined Neuberger Berman after working at ING Investment Management, where he held a similar role. Mr. Singh joined ING Investment Management in 2003. Mr. Singh graduated from St. Stephen's College, University of Delhi, India with a BS in Mathematics and earned an M.B.A. from the Indian Institute of Management, Ahmedabad, specializing in Finance. Mr. van der Made, CFA, Managing Director, joined Neuberger Berman in 2013. Mr. van der Made is a Senior Portfolio Manager on the Emerging Markets Debt team, responsible for managing Emerging Markets Debt Hard Currency portfolios. Prior to joining Neuberger Berman, Mr. van der Made held various roles at ING Investment Management, most recently since 2009, as Lead Portfolio Manager of Emerging Markets Debt (hard currency). From 2005 onwards, Mr. van der Made was a Senior Portfolio Manager and before that was the Emerging Markets Debt Economist — the role in which he joined in 2000. Mr. van der Made earned a Master's degree in Econometrics from Erasmus University in Rotterdam, and has been awarded the Chartered Financial Analyst designation. Ms. Kartseva, CFA, Senior Vice President, joined Neuberger Berman in 2013. Ms. Kartseva is a Portfolio Manager and Strategist on the Emerging Markets Debt team. In this role, Ms. Kartseva focuses on tactical asset allocation within Emerging Markets Debt. Ms. Kartseva joined the firm from ING Investment Management where she held a similar role, and was also managing an Emerging Markets Debt Opportunities fund, a blended strategy of hard and local currency debt. Prior to that, Ms. Kartseva was a Quantitative Analyst on the Multi-Asset Group of ING Investment Management.

Stone Harbor Investment Partners LP: Stone Harbor Investment Partners LP (Stone Harbor), located at 31 West 52nd Street, 16th Floor, New York, New York 10019, serves as a Sub-Adviser to the Emerging Markets Debt Fund. A team of investment professionals manages the portion of the Emerging Markets Debt Fund's assets allocated to Stone Harbor. The team consists of Peter J. Wilby, CFA; James E. Craige, CFA; David A. Oliver, CFA; Kumaran Damodaran, Ph.D.; William Perry; and Stuart Sclater-Booth. Mr. Wilby, Portfolio Manager of the Emerging Markets Debt Fund, has served as Co-Chief Investment Officer of Stone Harbor since December 2018 and Chief Investment Officer of Stone Harbor from April 2006 to December 2018. Prior to April 2006, Mr. Wilby was the Chief Investment Officer of North American Fixed Income and Senior Portfolio Manager responsible for directing investment policy and strategy for all emerging markets and high yield fixed income portfolios at Citigroup Asset Management. Mr. Craige, Portfolio Manager of the Emerging Markets Debt Fund, has served as Co-Chief Investment Officer of Stone Harbor since December 2018 and a Portfolio Manager at Stone Harbor from April 2006 to December 2018. Prior to April 2006, Mr. Craige was a Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brother Asset Management Inc. Mr. Oliver, Portfolio Manager of the Emerging Markets Debt Fund, has served as a Portfolio Manager at Stone Harbor since June 2008. Prior to joining Stone Harbor in June 2008, Mr. Oliver was a Managing Director in emerging market sales and trading at Citigroup for over five years. Dr. Damodaran has served as a Portfolio Manager at Stone Harbor since July 2015. From 2012 to 2015, Dr. Damodaran served as the Lead Emerging Markets Macro Portfolio Manager at GLG Partners. From 2008 to 2012,

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Dr. Damodaran was an Executive Vice President and Emerging Markets Portfolio Manager at PIMCO. Prior to PIMCO, he served as a Senior Vice President and Trader in Latin American Local Market Rate Derivatives at Lehman Brothers for over five years. Mr. Perry, Portfolio Manager of the Emerging Markets Debt Fund, has served as a Portfolio Manager at Stone Harbor since September 2012. From 2010 to 2012, Mr. Perry served as an Emerging Markets Portfolio Manager at Morgan Stanley Investment Management. Prior to 2010, Mr. Perry worked in the Global Special Opportunities Group at JPMorgan Chase Securities Inc. for over five years. Mr. Sclater-Booth, Portfolio Manager of the Emerging Markets Debt Fund, has served as a Portfolio Manager at Stone Harbor since September 2014. From 2011 to 2014, Mr. Sclater-Booth served as Head of Emerging Markets and Managing Director at Goldman Sachs. Prior to 2011, Mr. Sclater-Booth worked in Emerging Markets at JPMorgan Chase Securities Inc. for over five years.

The SAI provides additional information about the portfolio managers' compensation, other accounts they manage, and their ownership, if any, of Fund shares.

PURCHASING, EXCHANGING AND SELLING FUND SHARES

The following sections tell you how to purchase, exchange and sell (sometimes called "redeem") Class F Shares of the Funds. The Funds offer Class F Shares only to financial institutions and intermediaries for their own or their customers' accounts. For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

HOW TO PURCHASE FUND SHARES

Fund shares may be purchased on any Business Day. Authorized financial institutions and intermediaries may purchase, sell or exchange Class F Shares by placing orders with the Transfer Agent or the Funds' authorized agent. Authorized financial institutions and intermediaries that use certain SEI or third party systems may place orders electronically through those systems. Authorized financial institutions and intermediaries may also place orders by calling 1-800-858-7233. Generally, cash investments must be transmitted or delivered in federal funds to the Funds' wire agent by the close of business on the day after the order is placed. However, in certain circumstances, the Funds, at their discretion, may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Funds' procedures and applicable law. The Funds reserve the right to refuse any purchase requests, particularly those that the Funds reasonably believe may not be in the best interest of the Funds or their shareholders and could adversely affect the Funds or their operations. This includes those from any individual or group who, in a Fund's view, is likely to engage in excessive trading (usually defined as four or more "round trips" in a Fund in any twelve-month period). For more information regarding the Funds' policies and procedures related to excessive trading, please see "Frequent Purchases and Redemptions of Fund Shares" below.

You may be eligible to purchase other classes of shares of a Fund. However, you may only purchase a class of shares that your financial institutions or intermediaries sell or service. Your financial institution representative or intermediaries can tell you which class of shares is available to you.

Each Fund calculates its NAV per share once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). So, for you to receive the current Business Day's NAV per share, generally the Funds (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern Time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

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When you purchase, sell or exchange Fund shares through certain financial institutions, you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Funds.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These requests are executed at the next determined NAV per share after the intermediary receives the request if transmitted to the Funds in accordance with the Funds' procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

You will have to follow the procedures of your financial institution or intermediary for transacting with the Funds. You may be charged a fee for purchasing and/or redeeming Fund shares by your financial institution or intermediary.

Pricing of Fund Shares

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. You may obtain the current NAV of the Fund by calling 1-800-DIAL-SEI.

When valuing portfolio securities, a Fund values securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded or, if there is no such reported sale, at the most recent quoted bid price. A Fund values securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company's applicable NAV per share, with the exception of ETFs, which are priced as equity securities. These open-end investment companies' shares are offered in separate prospectuses, each of which describes the process by which the applicable investment company's NAV is determined. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security's price cannot be obtained, as noted above, a Fund will value the securities using a bid price from at least one independent broker.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds' Fair Value Pricing Policies and Procedures (Fair Value Procedures) until an independent source can be secured. Debt securities held by a Fund with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual

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circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument, and the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (centrally cleared swaps) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading, the settlement price may not be available at the time at which a fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund's futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service's prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds' administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds' administrator, in turn, will notify the Fair Value Pricing Committee (the Committee) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds' administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds' Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board or its designated committee. However, when the change would not materially affect the valuation of a Fund's net assets or involve a material departure in pricing methodology from that of a Fund's existing pricing agent or pricing methodology, ratification may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not "readily available," are determined to be unreliable or cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board. The Funds' Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of one member of the Board, as well as representatives from SIMC and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security's trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security's primary trading market is temporarily closed at a time

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when under normal conditions it would be open, or (iv) the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer's industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund; or (vi) any other appropriate information. The determination of a security's fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

The International Equity and Emerging Markets Equity Funds use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the International Equity and Emerging Markets Equity Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a "confidence interval," which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair-valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the International Equity and Emerging Markets Equity Funds shall value the non-U.S. securities in their portfolios that exceed the applicable "confidence interval" based upon the adjusted prices provided by the vendor. Additionally, if a local market in which the International Equity or Emerging Markets Equity Funds own securities is closed for one or more days (scheduled or unscheduled) while the Fund is open, and if such securities in a Fund's portfolio exceed the predetermined confidence interval discussed above, then such Fund shall value such securities based on the fair value prices provided by the vendor.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a Significant Event), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security's last close and the time that a Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates NAV, it may request that a Committee meeting be called. In addition, with respect to certain securities, the Funds' administrator performs price comparisons and price movement review (among other processes), to monitor the pricing data supplied by various sources. Any identified discrepancies are researched and subject to the procedures described above.

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Frequent Purchases and Redemptions of Fund Shares

"Market timing" refers to a pattern of frequent purchases and sales of a Fund's shares, often with the intent of earning arbitrage profits. Market timing of a Fund could harm other shareholders in various ways, including by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting the portfolio management strategy, causing the Funds to incur unwanted taxable gains and forcing the Funds to hold excess levels of cash.

The Funds are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly, the Board has adopted policies and procedures on behalf of the Funds to deter short-term trading. The Transfer Agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, a Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account.

A shareholder will be considered to be engaging in excessive short-term trading in a Fund in the following circumstances:

i.  if the shareholder conducts four or more "round trips" in a Fund in any twelve-month period. A round trip involves the purchase of shares of a Fund and the subsequent redemption of all or most of those shares. An exchange into and back out of a Fund in this manner is also considered a round trip.

ii.  if a Fund determines, in its sole discretion, that a shareholder's trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Funds, in their sole discretion, also reserve the right to reject any purchase request (including exchange requests) for any reason without notice.

Judgments with respect to implementation of the Funds' policies are made uniformly and in good faith in a manner that the Funds believe is consistent with the best long-term interests of shareholders. When applying the Funds' policy, the Funds may consider (to the extent reasonably available) an investor's trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control, and any other information available to the Funds.

The Funds' monitoring techniques are intended to identify and deter short-term trading in the Funds. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Funds without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Funds' monitoring techniques. Operational or technical limitations may also limit the Funds' ability to identify short-term trading activity.

The Funds and/or their service providers have entered into agreements with financial intermediaries that require them to provide the Funds and/or their service providers with certain shareholder transaction information to enable the Funds and/or their service providers to review the trading activity in the omnibus accounts maintained by financial intermediaries. The Funds may also delegate trade monitoring to the financial intermediaries. If excessive trading is identified in an omnibus account, the

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Funds will work with the financial intermediary to restrict trading by the shareholder and may request that the financial intermediary prohibit the shareholder from future purchases or exchanges into the Funds.

Certain of the Funds may be sold to participant-directed employee benefit plans. The Funds' ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Funds will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Foreign Investors

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence.

Customer Identification and Verification and Anti-Money Laundering Program

Federal law requires all financial institutions to obtain, verify and record information that identifies each customer who opens an account. Accounts for the Funds are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. When you open an account on behalf of an entity you will have to provide formation documents and identifying information about beneficial owner(s) and controlling parties. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary may be required to collect documents to establish and verify your identity.

The Funds will accept investments and your order will be processed at the next determined NAV after receipt of your application in proper form (which includes receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares as well as corresponding tax consequences.

Customer identification and verification are part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a

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Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

HOW TO EXCHANGE YOUR FUND SHARES

An authorized financial institution or intermediary may exchange Class F Shares of any Fund for Class F Shares of any other fund of SEI Institutional International Trust on any Business Day by placing orders with the Transfer Agent or the Fund's authorized agent. For information about how to exchange Fund shares through your authorized financial institution or intermediary, you should contact your authorized financial institution or intermediary directly. This exchange privilege may be changed or canceled at any time upon 60 days' notice. When you exchange shares, you are really selling shares of one fund and buying shares of another fund. Therefore, your sale price and purchase price will be based on the next calculated NAV after the Funds receive your exchange request. All exchanges are based on the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges in that fund. Each Fund reserves the right to refuse or limit any exchange order for any reason, including if the transaction is deemed not to be in the best interest of the Fund's other shareholders or if it is deemed possibly disruptive to the management of the Fund. When a purchase or exchange order is rejected, the Fund will send notice to the prospective investor or the prospective investor's financial intermediary.

HOW TO SELL YOUR FUND SHARES

Authorized financial institutions and intermediaries may sell Fund shares on any Business Day by placing orders with the Transfer Agent or the Funds' authorized agent. Authorized financial institutions and intermediaries that use certain SEI or third party systems may place orders electronically through those systems. Authorized financial institutions and intermediaries may also place orders by calling 1-800-858-7233. For information about how to sell Fund shares through your authorized financial institution or intermediary, you should contact your authorized financial institution or intermediary directly. Your authorized financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next determined NAV after the Funds receive your request or after the Funds' authorized intermediary receives your request if transmitted to the Funds in accordance with the Funds' procedures and applicable law.

Receiving Your Money

Normally, the Funds will make payment on your redemption request on the Business Day following the day on which they receive your request, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

Methods Used to Meet Redemption Obligations

The Funds generally pay sale (redemption) proceeds in cash during normal market conditions. To the extent that a Fund does not have sufficient cash holdings for redemption proceeds, it will typically seek to generate such cash through the sale of portfolio assets. The Funds also operate an interfund lending program that enables a Fund to borrow from another Fund on a temporary basis, which, on a less regular basis, may be used to help a Fund satisfy redemptions. Under stressed or unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders), the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to

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the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption and you will bear the investment risk of the distributed securities until the distributed securities are sold. All of these methods may be used during both normal and stressed market conditions.

Low Balance Redemptions

A Fund (or its delegate) may, in its discretion, and upon reasonable notice, redeem in full a financial institution, intermediary or shareholder that fails to maintain an investment of at least $1,000 in the Fund.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons, as permitted by the Investment Company Act, and the rules and regulations promulgated thereunder. More information about such suspension can be found in the SAI.

Large Redemptions

Large unexpected redemptions to a Fund can disrupt portfolio management and increase trading costs by causing the Fund to liquidate a substantial portion of its assets in a short period of time. Large redemptions may arise from the redemption activity of a single investor, or the activity of a single investment manager managing multiple underlying accounts. In the event of a large unexpected redemption, a Fund may take such steps as implementing a redemption in kind or delaying the delivery of redemption proceeds for up to seven days. Further, the Funds may reject future purchases from that investor or investment manager. An investor or investment manager with a large position in a Fund may reduce the likelihood of these actions if it works with the Fund to mitigate the impact of a large redemption by, for example, providing advance notice to the Fund of a large redemption or by implementing the redemption in stages over a period of time.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. The Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Funds follow these procedures, the Funds will not be responsible for any losses or costs incurred by following telephone instructions that the Funds reasonably believe to be genuine.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property, including mutual fund shares, under various circumstances. Such circumstances include inactivity (i.e., no owner-initiated contact for a certain period), returned mail (i.e., when mail sent to a shareholder is returned by the post office, or "RPO," as undeliverable), or a combination of both inactivity and returned mail. More information on unclaimed property and how to maintain an active account is available through your state.

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If you are a resident of certain states, you may designate a representative to receive notice of the potential escheatment of your property. The designated representative would not have any rights to your shares. Please contact your financial intermediary for additional information.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo.) is the distributor of the Funds' shares.

The Funds are sold primarily through independent registered investment advisers, financial planners, bank trust departments and other financial advisors (Financial Advisors) who provide their clients with advice and services in connection with their investments in the Funds. Many Financial Advisors are also associated with broker-dealer firms. SIMC and its affiliates, at their expense, may pay compensation to these broker-dealers or other financial institutions for marketing, promotional or other services. These payments may be significant to these firms and may create an incentive for the firm or its associated Financial Advisors to recommend or offer shares of the Funds to its customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of their past profits or other available resources. SIMC and its affiliates may also provide other products and services to Financial Advisors. For additional information, please see the Funds' SAI. You can also ask your Financial Advisor about any payments it receives from SIMC and its affiliates, as well as about fees it charges.

SERVICE OF FUND SHARES

The Funds have adopted a shareholder services plan and agreement (the Service Plan) with respect to Class F Shares that allows such shares to pay service providers a fee in connection with the ongoing servicing of shareholder accounts owning such shares at an annual rate of up to 0.25% of average daily net assets of the Class F Shares. The Service Plan provides that shareholder service fees on Class F Shares will be paid to SIDCo., which may then be used by SIDCo. to compensate financial intermediaries for providing shareholder services with respect to Class F Shares.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information for a Fund can be obtained on the Internet at the following address: http://www.seic.com/holdings (the Portfolio Holdings Website). Five calendar days after each month end, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person who requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the fifth calendar day of the thirteenth month after the date of which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the information disclosed on the Portfolio Holdings website and the Funds' policies and procedures on the disclosure of portfolio holdings information is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Funds distribute their investment income periodically as dividends to shareholders. It is the policy of the International Equity, Emerging Markets Equity and International Fixed Income Funds to pay

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dividends at least once annually. It is the policy of the Emerging Markets Debt Fund to pay dividends quarterly. The Funds make distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in cash unless otherwise stated.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state, local and foreign income taxes. Below, the Funds have summarized some important U.S. federal income tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or other retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement.

The Tax Cuts and Jobs Act (the Tax Act) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules applicable to RICs, such as the Funds. The Tax Act, however, made numerous other changes to the tax rules that may affect shareholders and the Funds. You are urged to consult your own tax advisor regarding how the Tax Act affects your investment in the Funds.

At least annually, each Fund intends to distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive from the Funds may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Dividends that are qualified dividend income are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and certain requirements are satisfied by you and by the Fund. Qualified dividend income is, in general, dividends from domestic corporations and from certain eligible foreign corporations that include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States and those whose stock is tradable on an established securities market in the United States. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are currently taxable at the maximum tax rate of 20%. It is expected that distributions from the International Fixed Income and Emerging Markets Debt Funds will primarily consist of ordinary income and that distributions from these Funds will not be eligible for the lower tax rates applicable to qualified dividend income. The investment strategies of the International Equity Fund and Emerging Markets Equity Fund may limit their ability to make distributions eligible for the lower tax rates applicable to qualified dividend income.

Because the Funds' income is derived primarily from investments in foreign rather than domestic U.S. securities their distributions are generally not expected to be eligible for the dividends-received deduction for corporate shareholders.

If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and gains and receiving back a portion of the

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price in the form of a taxable distribution, even though, as an economic matter, the distribution simply constitutes a return of your investment. "Buying a dividend" should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Any capital gain or loss realized upon a sale of Fund shares is generally treated as long-term gain or loss if the shares have been held for more than twelve months. Capital gain or loss realized upon a sale of Fund shares held for twelve months or less is generally treated as short-term gain or loss, except that any capital loss on the sale of the Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agents) must report to the Internal Revenue Service (IRS) and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, each Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of its shares, each Fund (or its administrative agent) will permit its shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, each Fund (or its administrative agent) will use a default cost basis method. The cost basis method elected by shareholders (or the cost basis method applied by default) for each sale of a Fund's shares may not be changed after the settlement date of each such sale of a Fund's shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolios of the Funds.

If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stocks and securities of foreign corporations, a Fund may elect to pass through to you your pro rata share of foreign income taxes paid by the Fund, which would allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

Non-U.S. investors in the Funds may be subject to U.S. withholding tax and are encouraged to consult their tax advisor prior to investing in the Funds.

Because each shareholder's tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Funds.

The SAI contains more information about taxes.

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ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties (including, among others, the Funds' investment adviser, custodian, administrator and transfer agent, accountants and distributor) who provide services to the Funds. Shareholders are not parties to, or intended (or "third-party") beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or any right to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this prospectus, the SAI nor any document filed as an exhibit to the Trust's registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws.

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FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class F Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

This information has been derived from the Funds' financial statements, which have been audited by KPMG LLP, the Funds' independent registered public accounting firm. Its report, along with each Fund's financial statements, appears in the annual report. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

FOR THE YEARS OR PERIOD ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

	Net Asset Value, Beginning of Year	Net Investment Income Loss(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets*		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)**		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)**		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
International Equity Fund
CLASS F(2)
2019	$11.38	$0.20	$(0.75)	$(0.55)	$(0.15)	$—	$(0.15)	$10.68	(4.63)%	$3,686,195	1.10	%(3)	1.10	%(3)	1.10	%(3)	1.92%	73%
2018	11.29	0.16	0.08	0.24	(0.15)	—	(0.15)	11.38	2.11	4,024,987	1.09	(3)	1.09	(3)	1.09	(3)	1.35	40
2017	9.58	0.13	1.69	1.82	(0.11)	—	(0.11)	11.29	19.23	3,795,858	1.15	(3)	1.15	(3)	1.15	(3)	1.27	57
2016	9.16	0.13	0.39	0.52	(0.10)	—	(0.10)	9.58	5.63	2,729,762	1.27	(3)(4)	1.27	(3)(4)	1.28	(3)(4)	1.36	45
2015	9.94	0.10	(0.69)	(0.59)	(0.19)	—	(0.19)	9.16	(5.98)	2,568,634	1.24	(3)	1.24	(3)	1.24	(3)	1.04	68
Emerging Markets Equity Fund
CLASS F(2)
2019	$11.47	$0.10	$(0.29)	$(0.19)	$(0.07)	$—	$(0.07)	$11.21	(1.64)%	$1,564,523	1.70	%(5)	1.70	%(5)	1.81	%(6)	0.92%	89%
2018	12.32	0.08	(0.77)	(0.69)	(0.16)	—	(0.16)	11.47	(5.71)	1,668,960	1.69	(5)	1.69	(5)	1.80	(6)	0.61	70
2017	10.09	0.07	2.24	2.31	(0.08)	—	(0.08)	12.32	23.10	1,821,009	1.74	(5)	1.74	(5)	1.82	(6)	0.65	66
2016	8.43	0.05	1.68	1.73	(0.07)	—	(0.07)	10.09	20.66	1,532,960	1.76	(4)(5)	1.76	(4)(5)	1.86	(4)(6)	0.59	79
2015	10.76	0.07	(2.29)	(2.22)	(0.11)	—	(0.11)	8.43	(20.78)	1,342,618	1.72	(5)	1.72	(5)	1.82	(6)	0.67	67

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	Net Asset Value, Beginning of Year	Net Investment Income Loss(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets*		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)**		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)**		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
International Fixed Income Fund
CLASS F(2)
2019	$10.27	$0.04	$0.88	$0.92	$(0.40)	$(0.06)	$(0.46)	$10.73	9.28%	$452,150	1.02	%(7)	1.02	%(7)	1.07	%(8)	0.42%	58%
2018	10.13	0.07	0.07	0.14	—	—	—	10.27	1.38	438,908	1.02	(7)	1.02	(7)	1.07	(8)	0.66	71
2017	10.51	0.07	(0.18)	(0.11)	(0.17)	(0.10)	(0.27)	10.13	(1.03)	415,582	1.02	(7)	1.02	(7)	1.08	(8)	0.66	113
2016	10.38	0.10	0.62	0.72	(0.57)	(0.02)	(0.59)	10.51	7.32	497,157	1.05	(4)(7)	1.05	(4)(7)	1.11	(4)(8)	0.98	106
2015	10.98	0.11	0.11	0.22	(0.82)	—	(0.82)	10.38	2.02	495,957	1.02	(7)	1.02	(7)	1.07	(8)	1.00	78
Emerging Markets Debt Fund
CLASS F(2)
2019	$9.30	$0.47	$0.32	$0.79	$(0.16)	$—	$(0.16)	$9.93	8.51%	$1,483,467	1.36	%(9)	1.36	%(9)	1.62	%(10)	4.93%	114%
2018	10.55	0.51	(1.19)	(0.68)	(0.57)	—	(0.57)	9.30	(6.81)	1,451,128	1.36	(9)	1.36	(9)	1.61	(10)	5.08	80
2017	10.08	0.51	0.17	0.68	(0.21)	—	(0.21)	10.55	6.93	1,458,611	1.36	(9)	1.36	(9)	1.63	(10)	5.06	79
2016	8.66	0.49	0.93	1.42	—	—	—	10.08	16.40	1,453,586	1.39	(4)(9)	1.39	(4)(9)	1.65	(4)(10)	5.30	86
2015	10.20	0.47	(1.81)	(1.34)	(0.19)	(0.01)	(0.20)	8.66	(13.35)	1,227,567	1.36	(9)	1.36	(9)	1.61	(10)	4.91	71

† Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Includes Fees Paid Indirectly, if applicable. See Note 5 in Notes to Financial Statements.

** See Note 5 in Notes to Financial Statements.

(1) Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2) Effective January 31, 2017, Class A Shares converted to Class F Shares of the same Fund.

(3) The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.10%, 1.09%, 1.15%, 1.27% and 1.24% for 2019, 2018, 2017, 2016 and 2015.

(4) The expense ratio includes proxy expenses outside the cap.

(5) The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.70%, 1.69%, 1.74%, 1.76% and 1.71% for 2019, 2018, 2017, 2016 and 2015.

(6) The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.80%, 1.80%, 1.82%, 1.86% and 1.71% for 2019, 2018, 2017, 2016 and 2015.

(7) The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.02%, 1.02%, 1.02%, 1.05% and 1.02% for 2019, 2018, 2017, 2016 and 2015.

(8) The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.07%, 1.07%, 1.08%, 1.11% and 1.07% for 2019, 2018, 2017, 2016 and 2015.

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(9) The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.37%, 1.36%, 1.36%, 1.39% and 1.36% for 2019, 2018, 2017, 2016 and 2015.

(10) The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.62%, 1.61%, 1.63%, 1.65% and 1.61% for 2019, 2018, 2017, 2016 and 2015.

Amounts designated as "—" are either $0 or have been rounded to $0.

Investment Adviser

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI, dated January 31, 2020, includes detailed information about the SEI Institutional International Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Funds' holdings and contain information from the Funds' managers about Fund strategies, and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone: Call 1-800-DIAL-SEI
By Mail: Write to the Funds at:
One Freedom Valley Drive
Oaks, Pennsylvania 19456

By Internet: The Funds make available their SAI and Annual and Semi-Annual Reports, free of charge, on or through the Funds' Website at www.seic.com/fundprospectuses. You can also obtain the SAI, Annual or Semi-Annual Report upon request by telephone or mail.

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about SEI Institutional International Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may request documents by mail from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

SEI Institutional International Trust's Investment Company Act registration number is 811-05601.

SEI-F-095 (1/20)

seic.com

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SEI INSTITUTIONAL INTERNATIONAL TRUST

About This Prospectus

FUND SUMMARY	1
Investment Goal	1
Fees and Expenses	1
Principal Investment Strategies	1
Principal Risks	2
Performance Information	4
Management	5
Purchase and Sale of Fund Shares	6
Tax Information	7
Payments to Broker-Dealers and Other Financial Intermediaries	7
MORE INFORMATION ABOUT INVESTMENTS	8
MORE INFORMATION ABOUT RISKS	8
Risk Information	8
More Information About Principal Risks	9
GLOBAL ASSET ALLOCATION	16
MORE INFORMATION ABOUT THE FUND'S BENCHMARK INDEX	17
INVESTMENT ADVISER	17
SUB-ADVISERS	18
Sub-Advisers and Portfolio Managers	19
PURCHASING AND SELLING FUND SHARES	22
HOW TO PURCHASE FUND SHARES	23
Pricing of Fund Shares	23
Frequent Purchases and Redemptions of Fund Shares	26
Foreign Investors	27
Customer Identification and Verification and Anti-Money Laundering Program	27
HOW TO SELL YOUR FUND SHARES	28
Receiving Your Money	28
Methods Used to Meet Redemption Obligations	29
Low Balance Redemptions	29
Suspension of Your Right to Sell Your Shares	29
Large Redemptions	29
Telephone Transactions	29
Unclaimed Property	30
DISTRIBUTION OF FUND SHARES	30
SERVICE OF FUND SHARES	30
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	30
DIVIDENDS, DISTRIBUTIONS AND TAXES	31
Dividends and Distributions	31
Taxes	31
ADDITIONAL INFORMATION	33
FINANCIAL HIGHLIGHTS	34
HOW TO OBTAIN MORE INFORMATION ABOUT SEI INSTITUTIONAL INTERNATIONAL TRUST	Back Cover

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INTERNATIONAL EQUITY FUND

Fund Summary

Investment Goal

Long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class I Shares
Management Fees	0.51%
Distribution (12b-1) Fees	None
Other Expenses	0.84%
Total Annual Fund Operating Expenses	1.35%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
International Equity Fund — Class I Shares	$137	$428	$739	$1,624

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 73% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the International Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Equity securities may include common stocks, preferred stocks, warrants, participation notes and depositary receipts. The Fund will invest primarily in equity securities of issuers of all capitalization ranges that are located in at least three countries other than the U.S. It is expected that at least 40% of the Fund's assets will be invested outside the U.S. The Fund will invest primarily in companies located in developed countries,

1

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but may also invest in companies located in emerging markets. Generally, the Fund will invest less than 20% of its assets in emerging markets. Emerging market countries are those countries that: (i) are characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) are included in an emerging markets index by a recognized index provider; or (iii) have similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation (SIMC), the Fund's adviser.

The Fund may invest in futures contracts, forward contracts and options for hedging purposes, including seeking to manage the Fund's currency exposure to foreign securities and mitigate the Fund's overall risk.

The Fund may purchase futures contracts or shares of exchange-traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities or other instruments directly.

Principal Risks

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Investment Style Risk — The risk that developed international and emerging markets equity securities may underperform other segments of the equity markets or the equity markets as a whole.

Currency Risk — As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those

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of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts (ADRs), are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Preferred Stock Risk — Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Participation Notes (P-Notes) Risk — P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. However, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Derivatives Risk — The Fund's use of futures contracts, forward contracts and options is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is described above, and leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts is also subject to credit risk and valuation risk. Credit risk is described below. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of the above risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage

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can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

LIBOR Replacement Risk — The elimination of the London Inter-Bank Offered Rate (LIBOR) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. It remains unclear if LIBOR will continue to exist in its current form or will be modified after 2021, or whether the market will adopt one or more alternative rates. It will be difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and market practices have been commercially accepted.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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Best Quarter: 17.51% (09/30/10) Worst Quarter: -20.61% (09/30/11)

Average Annual Total Returns (for the periods ended December 31, 2019)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

International Equity Fund — Class I Shares*	1 Year	5 Years	10 Years	Since Inception (12/20/1989)
Return Before Taxes	22.17%	5.25%	4.92%	3.45%
Return After Taxes on Distributions	21.95%	5.09%	4.77%	2.69%
Return After Taxes on Distributions and Sale of Fund Shares	13.59%	4.17%	4.02%	2.63%
MSCI EAFE Index Return (net) (reflects no deduction for fees or expenses)	22.01%	5.67%	5.50%	4.61%

* The Fund's Class I Shares commenced operations on January 4, 2002. Therefore, the Fund's average annual total returns for the periods prior to that time are based on the average annual total returns of the Class F Shares, adjusted for the higher expenses of the Class I Shares.

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Jason Collins	Since 2019	Portfolio Manager

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Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Acadian Asset Management LLC	Brendan O. Bradley Ryan D. Taliaferro	Since 2009 Since 2011	Executive Vice President, Chief Investment Officer Senior Vice President, Director, Equity Strategies
Blackcrane Capital, LLC	Daniel Y. Kim, CFA Aaron J. Bower, CFA	Since 2014 Since 2014	Chief Executive Officer, Chief Investment Officer Director, Associate Portfolio Manager
Causeway Capital Management LLC	Sarah H. Ketterer Harry W. Hartford James A. Doyle Jonathan P. Eng Conor Muldoon, CFA Alessandro Valentini, CFA Ellen Lee Steven Nguyen, CFA	Since 2010 Since 2010 Since 2010 Since 2010 Since 2010 Since 2013 Since 2015 Since 2019	Chief Executive Officer President Director Director Director Director Director Director
Intech Investment Management LLC	Adrian Banner, Ph.D. Joseph Runnels, CFA Vassilios Papathanakos, Ph.D.	Since 2009 Since 2009 Since 2012	Chief Executive Officer and Chief Investment Officer Vice President — Quantitative Trader Deputy Chief Investment Officer
Lazard Asset Management LLC	Mark Rooney, CFA Erik Van Der Sande, CFA	Since 2019 Since 2019	Director, Portfolio Manager/Analyst Director, Portfolio Manager/Analyst
Neuberger Berman Investment Advisers LLC	Benjamin Segal, CFA Elias Cohen, CFA	Since 2010 Since 2016	Managing Director Managing Director
NWQ Investment Management Company, LLC	Peter Boardman James T. Stephenson, CFA	Since 2010 Since 2018	Managing Director, Portfolio Manager and Equity Analyst Managing Director, Portfolio Manager, Associate Director of Research and Equity Analyst
WCM Investment Management, LLC	Paul R. Black Peter J. Hunkel Michael B. Trigg Kurt R. Winrich	Since 2015 Since 2015 Since 2015 Since 2015	Portfolio Manager, Co-CEO Portfolio Manager & Business Analyst Portfolio Manager & Business Analyst Portfolio Manager, Co-CEO

Purchase and Sale of Fund Shares

The minimum initial investment for Class I Shares is $100,000 with minimum subsequent investments of $1,000. Such minimums may be waived at the discretion of SIMC. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). You may sell your Fund shares by contacting your authorized financial institution or intermediary directly. Authorized financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Fund's transfer agent (the Transfer Agent) or the Fund's authorized agent, using certain SEI Investments Company (SEI) or third party systems or by calling 1-800-858-7233, as applicable.

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Tax Information

The distributions made by the Fund generally are taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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MORE INFORMATION ABOUT INVESTMENTS

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities and certain other instruments.

The Fund has its own investment goal and strategies for reaching that goal. The Fund's assets are managed under the direction of SIMC and one or more Sub-Advisers who manage portions of the Fund's assets in a way that they believe will help the Fund achieve its goal.

This prospectus describes the Fund's primary investment strategies. However, the Fund may also invest in other securities, use other strategies or engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in more detail in the Fund's Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that SIMC and the Sub-Advisers use under normal conditions. For temporary defensive or liquidity purposes during unusual economic or market conditions, the Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund's strategies. During such time, the Fund may not achieve its investment goals. The Fund will do so only if SIMC or a Sub-Adviser believes that the risk of loss outweighs the opportunity for capital gains and higher income. Of course, there is no guarantee that the Fund will achieve its investment goal. The Fund may lend its securities to certain financial institutions in an attempt to earn additional income.

MORE INFORMATION ABOUT RISKS

Risk Information

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its goal. SIMC and the Sub-Advisers, as applicable, make judgments about the securities markets, the economy and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance. You could lose money on your investment in the Fund, just as you could with other investments. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which those securities trade. The effect on the Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for

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investments in emerging market countries where political turmoil and rapid changes in economic conditions are more likely to occur.

More Information About Principal Risks

The following descriptions provide additional information about some of the risks of investing in the Fund:

Credit — Credit risk is the risk that a decline in the credit quality of an investment could cause the Fund to lose money. The Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Currency — The Fund takes an active position in currencies, which involves different techniques and risk analyses than the Fund's purchase of securities or other investments. Currency exchange rates may fluctuate in response to factors extrinsic to that country's economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Passive investments in currencies may, to a lesser extent, also subject the Fund to these same risks. The value of the Fund's investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in U.S. equity securities.

Depositary Receipts — Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts, including ADRs, are subject to many of the risks associated with investing directly in foreign securities, which are further described below.

Derivatives — Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. Changes in the market value of a security that is a reference asset for a derivative instrument may not be proportionate to changes in the market value of the derivative instrument itself. There may not be a liquid market for the Fund to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to the Fund will cause the value of your investment in the Fund to decrease. The Fund's use of derivatives

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is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is described above and leverage risk is described below. The Fund's counterparties to its derivative contracts present the same types of credit risk as issuers of fixed income securities. Lack of availability risk is the risk that suitable derivative transactions, such as roll-forward contracts, may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the Fund to lose more than the principal amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The Fund's counterparties to its derivative contracts present the same types of credit risk as issuers of fixed income securities. Tax risk is the risk that the use of derivatives may cause the Fund to realize higher amounts of short-term capital gains, thereby increasing the amount of taxes payable by some shareholders.

Derivatives are also subject to a number of other risks described elsewhere in this prospectus. Derivatives transactions conducted outside the U.S. may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Derivatives transactions conducted outside the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments, in addition to other risks.

Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, limit or restrict their use by the Fund, otherwise adversely affect their performance or disrupt markets.

Equity Market — Because the Fund purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

Exchange Traded Products (ETPs) — The risks of owning interests of an ETP, such as an ETF, exchange-traded note (ETN) or exchange-traded commodity pool, generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value (NAV) of an ETP's shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF's investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer's credit rating. By investing in an ETP, the Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may

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have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

ETFs are investment companies whose shares are bought and sold on a securities exchange. Most ETFs are passively-managed, meaning they invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. Such ETF expenses may make owning shares of the ETF more costly than owning the underlying securities directly. The risks of owning shares of a passively-managed ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent the Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leverage risk, described below. Inverse ETFs seek to provide investment results that match a negative of the performance of an underlying index. Leveraged inverse ETFs seek to provide investment results that match a negative multiple of the performance of an underlying index. To the extent that the Fund invests in leveraged inverse ETFs, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF's benchmark rises. Leveraged, inverse and leveraged inverse ETFs often "reset" daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. These investment vehicles may be extremely volatile and can potentially expose the Fund to complete loss of its investment.

Generally, ETNs are structured as senior, unsecured notes in which an issuer, such as a bank, agrees to pay a return based on a target index or other reference instrument less any fees. ETNs allow individual investors to have access to derivatives linked to commodities and other assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold an ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day's index factor. ETN returns are based upon the performance of a market index minus applicable fees. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political or geographic events that affect the referenced commodity. The value of an ETN may drop due to a downgrade in the issuer's credit rating, even if the underlying index remains unchanged. Investments in ETNs are subject to the risks facing income securities in general, including the risk that a counterparty will fail to make payments when due or default.

Foreign Investment/Emerging and Frontier Markets — The Fund may invest in foreign issuers, including issuers located in emerging and frontier market countries. Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency

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movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase. "Frontier market countries" are a subset of emerging market countries with even smaller national economies. Emerging market countries, and, to an even greater extent, frontier market countries, may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market and frontier market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market and frontier market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund's investments in emerging market and frontier market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The economies of frontier market countries tend to be less correlated to global economic cycles than the economies of more developed countries and their markets have lower trading volumes and may exhibit greater price volatility and illiquidity. A small number of large investments in these markets may affect these markets to a greater degree than more developed markets. Frontier market countries may also be affected by government activities to a greater degree than more developed countries. For example, the governments of frontier market countries may exercise substantial influence within the private sector or subject investments to government approval, and governments of other countries may impose or negotiate trade barriers, exchange controls, adjustments to relative currency values and other measures that adversely affect a frontier market country. Governments of other countries may also impose sanctions or embargoes on frontier market countries. Although all of these risks are generally heightened with respect to frontier market countries, they also apply to emerging market countries.

Forward Contracts — A forward contract, also called a "forward," involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for the Fund's account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Forwards are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section.

Futures Contracts — Futures contracts, or "futures," provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time

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and at a specified price (with or without delivery required). The risks of futures include (i) leverage risk; (ii) correlation or tracking risk; and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts and which may be unlimited, depending on the structure of the contract.

There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute or which futures are intended to hedge. Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend in part on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Fund may be unable to close out its futures contracts at a time that is advantageous. If movements in the markets for security futures contracts or the underlying security decrease the value of the Fund's positions in security futures contracts, the Fund may be required to have or make additional funds available to its brokerage firm as margin. If the Fund's account is under the minimum margin requirements set by the exchange or the brokerage firm, its position may be liquidated at a loss, and the Fund will be liable for the deficit, if any, in its account. The Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund's positions. The successful use of futures depends upon a variety of factors, particularly the ability of SIMC or the Sub-Advisers to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Investment Style — Investment style risk is the risk that the Fund's investment in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as a whole.

Leverage — Certain Fund transactions, such as derivatives or reverse repurchase agreements, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

LIBOR Replacement — The elimination of the London Inter-Bank Offered Rate (LIBOR) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve's Alternative Reference Rate

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Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Liquidity — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Market — The Fund is subject to market risk, which is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole.

Options — An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at any time during the option period. Unlike a futures contract, an option grants the purchaser, in exchange for a premium payment, a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call (buy) option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of paying an entire premium in the call option without ever getting the opportunity to execute the option. The seller (writer) of a covered put (sell) option (e.g., the writer has a short position in the underlying security) will suffer a loss if the increase in the market price of the underlying security is greater than the premium received from the buyer of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of paying an entire premium in the put option without ever getting the opportunity to exercise the option. An option's time value (i.e., the component of the option's value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer's ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the

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occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the "style" of the option.

Participation Notes (P-Notes) — P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. However, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate.

Preferred Stock — Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If the Fund owns a preferred stock on which distributions are deferred, the Fund may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments and therefore will be subject to greater credit risk than those debt instruments.

Quantitative Investing — A quantitative investment style generally involves the use of computers to implement a systematic or rules-based approach to selecting investments based on specific measurable factors. Due to the significant role technology plays in such strategies, they carry the risk of unintended or unrecognized issues or flaws in the design, coding, implementation or maintenance of the computer programs or technology used in the development and implementation of the quantitative strategy. These issues or flaws, which can be difficult to identify, may result in the implementation of a portfolio that is different from that which was intended, and could negatively impact investment returns. Such risks should be viewed as an inherent element of investing in an investment strategy that relies heavily upon quantitative models and computerization.

Reallocation — In addition to managing the Fund, SIMC constructs and maintains strategies (Strategies) for certain clients, and the Fund is designed in part to implement those Strategies. Within the Strategies, SIMC periodically adjusts the target allocations among the Fund and other funds to ensure that the appropriate mix of assets is in place. SIMC also may create new Strategies that reflect significant changes in allocation among the Fund and other funds. Because a large portion of the assets in the Fund may be composed of investors in Strategies controlled or influenced by SIMC, this reallocation activity could result in significant purchase or redemption activity in the Fund. While reallocations are intended to benefit investors that invest in the Fund through the Strategies, they could in certain cases have a detrimental effect on the Fund, including by increasing portfolio turnover (and related transactions costs), disrupting the portfolio management strategy, and causing the Fund to incur taxable gains. SIMC seeks to manage the impact to the Fund resulting from reallocations in the Strategies.

Securities Lending — The Fund may lend its securities to certain financial institutions in an attempt to earn additional income. The Fund may lend their portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights, including voting rights, in the loaned securities during the term of the loan or delay in recovering loaned securities if the borrower fails to

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return them or becomes insolvent. A Fund that lends its securities may pay lending fees to a party arranging the loan.

Small and Medium Capitalization Issuers — Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Structured Securities — A structured security is a type of instrument designed to offer a return linked to particular underlying securities, currencies, or markets. A Fund's investment in structured securities involves the same risks associated with direct investments in the underlying securities or other instruments they seek to replicate, as well as additional risks. Structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act of 1940, as amended (Investment Company Act). As a result, the Portfolio's investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Warrants — The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Fund will lose their entire investment in such warrant.

GLOBAL ASSET ALLOCATION

The Fund and other funds managed by SIMC are used within the Strategies that SIMC constructs and maintains for certain clients (Strategy Clients). The Fund is designed in part to be used as a component within those Strategies. The degree to which a Strategy Client's portfolio is invested in the particular market segments and/or asset classes represented by the Fund and other funds varies. SIMC believes that an investment in a portfolio of funds representing a range of asset classes as part of a Strategy may reduce the Strategy's overall level of volatility.

Within the Strategies, SIMC periodically adjusts the target allocations among the Fund and other funds to ensure that the appropriate mix of assets is in place. SIMC also may create new Strategies that reflect significant changes in allocation among the Fund and other funds. Because a large portion of the assets in the Fund and other funds may be composed of investors in Strategies controlled or influenced by

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SIMC, this reallocation activity could result in significant purchase or redemption activity in the Fund. While reallocations are intended to benefit investors that invest in the Fund through the Strategies, they could in certain cases have a detrimental effect on the Fund if it is being materially reallocated, including by increasing portfolio turnover (and related transaction costs), disrupting the portfolio management strategy, and causing the Fund to incur taxable gains. SIMC seeks to manage the impact to the Fund resulting from reallocations in the Strategies.

MORE INFORMATION ABOUT THE FUND'S BENCHMARK INDEX

The following information describes the index referred to in the Performance Information section of this prospectus.

The Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far East (EAFE) Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of developed market countries in Europe, Australasia and the Far East.

INVESTMENT ADVISER

SIMC, a Securities and Exchange Commission (SEC) registered investment adviser, located at One Freedom Valley Drive, Oaks, PA 19456, serves as the investment adviser to the Fund. As of September 30, 2019, SIMC had approximately $193.51 billion in assets under management.

The Fund is managed by SIMC and one or more Sub-Advisers. SIMC acts as a "manager of managers" of the Fund and, subject to the oversight of the Board of Trustees of the Trust (Board), is responsible for:

— researching and recommending to the Board, the hiring, termination and replacement of Sub-Advisers;

— allocating, on a continuous basis, assets of the Fund among the Sub-Advisers (to the extent the Fund has more than one Sub-Adviser);

— monitoring and evaluating each Sub-Adviser's performance;

— overseeing the Sub-Advisers to ensure compliance with the Fund's investment objectives, policies and restrictions; and

— monitoring each Sub-Adviser's adherence to its investment style.

SIMC acts as manager of managers for the Fund pursuant to an exemptive order obtained from the SEC. The exemptive order permits SIMC, with the approval of the Board, to retain unaffiliated sub-advisers for the Fund without submitting the sub-advisory agreements to a vote of the applicable Fund's shareholders. Among other things, the exemptive order permits the non-disclosure of amounts payable by SIMC under a particular sub-advisory agreement, but instead requires SIMC to disclose the aggregate amount of sub-advisory fees paid by SIMC with respect to the Fund. As a manager of managers, SIMC is ultimately responsible for the investment performance of the Fund. The Board supervises SIMC and the Sub-Advisers and establishes policies that they must follow in their management activities.

SIMC sources, analyzes, selects and monitors a wide array of Sub-Advisers across multiple asset classes. Differentiating manager skill from market-generated returns is one of SIMC's primary objectives, as it seeks to identify Sub-Advisers that can deliver attractive investment results. SIMC believes that a full assessment of qualitative as well as quantitative factors is required to identify truly skilled managers.

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In carrying out this function, SIMC forms forward-looking expectations regarding how a Sub-Adviser will execute a given investment mandate; defines environments in which the strategy is likely to outperform or underperform; and seeks to identify the relevant factors behind a Sub-Adviser's performance. It also utilizes this analysis to identify catalysts that would lead SIMC to reevaluate its view of a Sub-Adviser.

SIMC then constructs a portfolio that seeks to maximize the risk-adjusted rate of return by finding a proper level of diversification between sources of excess return (at an asset class level) and the investment managers implementing them. The allocation to a given investment manager is based on SIMC's analysis of the manager's particular array of alpha sources, the current macroeconomic environment, expectations about the future macroeconomic environment, and the level of risk inherent in a particular manager's investment strategy. SIMC measures and allocates to Sub-Advisers based on risk allocations in an attempt to ensure that one manager does not dominate the risk of a multi-manager, multi-return-source fund.

The following portfolio manager is primarily responsible for the management and oversight of the Fund, as described above.

Jason Collins serves as Portfolio Manager for the International Equity Fund. Mr. Collins is the global head of Equity Portfolio Management and the Head of the U.K. Investment Management Unit. Mr. Collins is also a Senior Portfolio Manager responsible for U.K. and European equity funds. Mr. Collins joined SEI in 2009 and coordinates resources and investment strategy for all equity portfolios. Previously, he served as Head of Equity in the London office and, most recently, as Head of Portfolio Management in London, overseeing both equity and fixed-income strategies. Prior to his employment with SEI, Mr. Collins was a founding partner of Maia Capital Partners — a specialist multi-manager investment firm providing multi-asset unit trusts to U.K. retail investors. Before founding Maia Capital, Mr. Collins was a Portfolio Manager at Fidelity International, and, prior to joining Fidelity, he spent over nine years at Skandia as head of Investment Research. Mr. Collins earned his Bachelor of Arts in financial services, with honors, from Bournemouth University and is a member of the CFA society.

SUB-ADVISERS

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. Each Sub-Adviser must also operate within the Fund's investment objective, restrictions and policies, and within specific guidelines and instructions established by SIMC from time to time. Each Sub-Adviser is responsible for managing only the portion of the Fund allocated to it by SIMC, and Sub-Advisers may not consult with each other concerning transactions for the Fund. SIMC pays the Sub-Advisers out of the investment advisory fees it receives (as described below).

For the fiscal year ended September 30, 2019, SIMC received investment advisory fees as a percentage of the Fund's average daily net assets, at the following annual rate:

	Investment Advisory Fees	Investment Advisory Fees After Fee Waivers
International Equity Fund	0.51%	0.51%

A discussion regarding the basis of the Board's approval of the Fund's investment advisory and/or sub-advisory agreements is available in the Fund's Semi-Annual Report, which covers the period of

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October 1, 2018 through March 31, 2019, and the Fund's Annual Report, which covers the period of October 1, 2018 to September 30, 2019.

SIMC has registered with the National Futures Association as a "commodity pool operator" under the Commodities Exchange Act (CEA) with respect to certain other products not included in this prospectus. A notice of eligibility for exclusion from the definition of the term "commodity pool operator" has been filed on behalf of the Fund in accordance with CFTC Regulation 4.5 and other relevant rules, regulations and no-action relief. The Trust and the Fund are therefore not subject to registration or regulation as a pool operator under the CEA.

Sub-Advisers and Portfolio Managers

Acadian Asset Management LLC: Acadian Asset Management LLC (Acadian), located at 260 Franklin Street, Boston, Massachusetts 02110, serves as a Sub-Adviser to the International Equity Fund. A team of investment professionals manages the portion of the International Equity Fund's assets allocated to Acadian. Brendan O. Bradley, Ph.D., Executive Vice President, Chief Investment Officer, serves as lead Portfolio Manager to the International Equity Fund. Mr. Bradley joined Acadian in 2004 and previously served as the firm's director of portfolio management, overseeing portfolio management policy, and was also previously the director of Acadian's Managed Volatility strategies. Mr. Bradley is a member of the Acadian Board of Managers and Executive Committee. Ryan D. Taliaferro, Senior Vice President, Director, Equity Strategies, serves as lead Portfolio Manager to the International Equity Fund. Mr. Taliaferro joined Acadian in 2011 and was previously a faculty member in the finance unit at Harvard Business School, where he taught corporate finance and asset pricing.

Blackcrane Capital, LLC: Blackcrane Capital, LLC (Blackcrane), located at 500 108th Avenue NE, Suite 960, Bellevue, Washington 98004, serves as a Sub-Adviser to the International Equity Fund. The professionals primarily responsible for the day-to-day management of the portion of the assets of the International Equity Fund allocated to Blackcrane are Daniel Y. Kim, CFA, and Aaron J. Bower, CFA. Mr. Kim serves as Chief Executive Officer and Chief Investment Officer at Blackcrane and oversees overall portfolio construction as well as investment strategy at the firm. Prior to founding Blackcrane in 2012, Mr. Kim served as Portfolio Manager and Director of Research at Mastholm Asset Management, LLC, where he was employed from 2004 to 2012. Mr. Kim has over 16 years of industry experience. Mr. Bower serves as Associate Portfolio Manager and Chief Compliance Officer at Blackcrane and is responsible for generating investment research and financial earnings models. Prior to joining Blackcrane in 2012, Mr. Bower was a Partner and Investment Analyst at Mastholm Asset Management, LLC from 2005 to 2012. Mr. Bower has 13 years of industry experience.

Causeway Capital Management LLC: Causeway Capital Management LLC (Causeway), located at 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025, serves as a Sub-Adviser to a portion of the assets of the International Equity Fund. The following team of portfolio managers manages the portion of the International Equity Fund's assets allocated to Causeway. Sarah H. Ketterer is the Chief Executive Officer of Causeway and co-founded Causeway in June 2001. Ms. Ketterer is a Portfolio Manager of Causeway's international value equity, international value select, global value equity, international opportunities, global opportunities, global absolute return, and international small cap strategies. Ms. Ketterer has a B.A. in Economics and Political Science from Stanford University and an M.B.A. from the Amos Tuck School, Dartmouth College. Harry W. Hartford is the President of Causeway and co-founded Causeway in June 2001. Mr. Hartford is a Portfolio Manager of Causeway's international value equity, international value select, global value equity, international opportunities, global opportunities,

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global absolute return, and international small cap strategies. Mr. Hartford has a B.A., with honors, in Economics from the University of Dublin, Trinity College, and an M.Sc. in Economics from Oklahoma State University, and is a Phi Kappa Phi member. James A. Doyle is a Director of Causeway and is a Portfolio Manager of Causeway's international value equity, international value select, global value equity, international opportunities, global opportunities, global absolute return, and international small cap strategies. Mr. Doyle joined the firm in June 2001. Mr. Doyle has a B.A. in Economics from Northwestern University and an M.B.A. in Finance from the Wharton School, University of Pennsylvania. Jonathan P. Eng is a Director of Causeway and is a Portfolio Manager of Causeway's international value equity, international value select, global value equity, international opportunities, global opportunities, global absolute return, and international small cap strategies. Mr. Eng joined the firm in July 2001. Mr. Eng has a B.A. in History and Economics from Brandeis University and an M.B.A. from the Anderson Graduate School of Management at UCLA. Conor Muldoon, CFA, is a Director of Causeway and is a Portfolio Manager of Causeway's international value equity, international value select, global value equity, international opportunities, global opportunities, global absolute return, and international small cap strategies. Mr. Muldoon joined the firm in June 2003. Mr. Muldoon has a B.Sc. and an M.A. from the University of Dublin, Trinity College and an M.B.A., with high honors, from the University of Chicago. Mr. Muldoon was inducted into the Beta Gamma Sigma honors society and is also a CFA charterholder. Alessandro Valentini is a Director of Causeway and is a Portfolio Manager of Causeway's international value equity, international value select, global value equity, international opportunities, global opportunities, global absolute return, and international small cap strategies. Mr. Valentini joined the firm in July 2006 as a Research Associate and was promoted to Portfolio Manager in April 2013. Mr. Valentini has an M.B.A. from Columbia Business School, with honors, an M.A. in Economics from Georgetown University and a B.S., magna cum laude, from Georgetown University. Mr. Valentini is a CFA charterholder. Ellen Lee is a Director of Causeway and is a Portfolio Manager of Causeway's international value equity, international value select, global value equity, international opportunities, global opportunities, global absolute return, and international small cap strategies. Ms. Lee joined the firm in August 2007 as a Research Associate and was promoted to Portfolio Manager in January 2015. Ms. Lee has an M.B.A. from the Stanford Graduate School of Business and a B.A. in Business Administration from Seoul National University. Steven Nguyen, CFA, is a Director of Causeway and is a Portfolio Manager of Causeway's international value equity, international value select, global value equity, international opportunities, global opportunities, global absolute return, and international small cap strategies. Mr. Nguyen joined the firm in April 2012 as a Research Associate and was promoted to Portfolio Manager in January 2019. Mr. Nguyen has M.B.A., with honors, from the UCLA Anderson School of Management and a B.A. in Business Economics from Brown University.

Intech Investment Management LLC: Intech Investment Management LLC (Intech), located at 250 S. Australian Avenue, Suite 1800, West Palm Beach, Florida 33401, serves as a Sub-Adviser to the International Equity Fund. A team of investment professionals, led by Dr. Adrian Banner, Chief Executive Officer and Chief Investment Officer, manages the portion of the International Equity Fund's assets allocated to Intech. Dr. Banner sets a policy for the investment strategy and implements and supervises the optimization process. Dr. Banner has been Chief Investment Officer since January 1, 2012, and in November 2012, assumed the role as Chief Executive Officer in addition to his role as Chief Investment Officer. Previously, Dr. Banner was Co-Chief Investment Officer beginning January 2009, Senior Investment Officer from September 2007 to January 2009, and joined Intech in August 2002 as Director of Research. Mr. Joseph Runnels, CFA, Vice President — Quantitative Trader, joined Intech in 1998. Dr. Vassilios Papathanakos was appointed Deputy Chief Investment Officer in November 2012. Prior to

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that, Dr. Papathanakos was Director of Research since July 2007, and he joined the firm in October 2006 as Associate Director of Research. No one person of the investment team is primarily responsible for implementing the investment strategies of the portion of the International Equity Fund allocated to Intech.

Lazard Asset Management LLC: Lazard Asset Management LLC (Lazard), located at 30 Rockefeller Plaza, New York, New York 10112, serves as a Sub-Adviser to the International Equity Fund. A team of investment professionals manages the portion of the International Equity Fund's assets allocated to Lazard. The team consists of Mark Rooney, CFA, and Erik van Der Sande, CFA. Mr. Rooney is a Director and Portfolio Manager/Analyst on the International Equity Value team. Mr. Rooney began working in the investment field in 1996. Prior to joining Lazard in 2018, Mr. Rooney was a Principal and co-founder of LRV Capital. Prior to that, Mr. Rooney was a Partner at Millgate Capital where he worked as an international generalist from 2002 to 2011 in both its London and New York offices. Previously, he constructed fixed-income portfolios at Ascent/Meredith Asset Management as the Senior Trader focused on emerging markets and domestic high yield debt. Mr. Rooney has an M.B.A. with a concentration in Finance from the Samuel Curtis Johnson Graduate School of Management at Cornell University and a B.A. in Economics and Government from Connecticut College. Mr. Van Der Sande is a Director and Portfolio Manager/Analyst on the International Equity Value team. Mr. Van Der Sande began working in the investment field in 2002. Prior to joining Lazard in 2018, Mr. Van Der Sande was a Principal and co-founder of LRV Capital. Prior to that, he served as Co-Portfolio Manager and Senior Analyst at Duart Capital Management and was previously a Senior Analyst on the Special Situations desk at Carlyle Blue Wave. Mr. Van Der Sande was formerly a Partner at Millgate Capital where he worked as an international generalist from 2002 to 2007 in both its London and New York offices. Prior to Millgate Capital, Mr. Van Der Sande worked at PricewaterhouseCoopers in the Middle Market Advisory Group and was a licensed CPA in the State of North Carolina. Mr. Van Der Sande has an M.B.A. with concentrations in Finance and Economics from the Leonard N. Stern School of Business at New York University and an M.S./B.S. in Accounting from Wake Forest University. Mr. Van Der Sande has also studied Japanese language in Osaka, Japan.

Neuberger Berman Investment Advisers LLC: Neuberger Berman Investment Advisers LLC (NBIA; and, together with its affiliates, Neuberger Berman), located at 1290 Avenue of the Americas, New York, New York 10104, serves as a Sub-Adviser to the International Equity Fund. Benjamin Segal, CFA, Managing Director, and Elias Cohen, CFA, are responsible for the management of the portion of the International Equity Fund's assets allocated to NBIA. Mr. Segal, Managing Director, joined NBIA in 1998. Mr. Segal is a Portfolio Manager for NBIA's Institutional and Mutual Fund Global Equity team. Mr. Segal joined the firm from Invesco GT Global, where he was an Assistant Portfolio Manager in global equities. Prior to that, Mr. Segal was a management consultant with Bain & Company. Mr. Segal also served as an investment analyst for both Lehman Brothers Asia and Wardley James Capel. Mr. Segal earned a B.A. from Jesus College from Cambridge University, an M.A. from the University of Pennsylvania, and an M.B.A. from the University of Pennsylvania's Wharton School of Business. Mr. Segal has been awarded the Chartered Financial Analyst designation. Mr. Cohen, Managing Director, joined the firm in 2000. Mr. Cohen is an Associate Portfolio Manager for the International Select strategy and a Senior Research Analyst on the Global Equity team covering Consumer Discretionary, Telecoms and IT. Mr. Cohen earned a B.A. from Colby College and an M.B.A. from New York University, the Stern School of Business, where he graduated with a specialization in Business Strategy. Mr. Cohen has also been awarded the Chartered Financial Analyst designation.

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NWQ Investment Management Company, LLC: NWQ Investment Management Company, LLC (NWQ), located at 2029 Century Park East, 16th Floor, Los Angeles, California 90067, serves as a Sub-Adviser to the International Equity Fund. Peter Boardman, Managing Director, Portfolio Manager and Equity Analyst and James T. Stephenson, CFA, Managing Director, Portfolio Manager, Associate Director of Research and Equity Analyst manage the portion of the International Equity Fund allocated to NWQ. Prior to rejoining NWQ in 2016, Mr. Boardman was a Portfolio Manager and a consumer durables Analyst at Nuveen affiliate Tradewinds Global Investors, LLC. Prior to joining NWQ, Mr. Boardman was an international equity Analyst at NWQ for several years. Before that time, Mr. Boardman was a Senior Analyst with USAA Investment Management covering global automobiles, pharmaceuticals and semiconductors. Prior to that, Mr. Boardman spent eight years with UBS Warburg as a sell-side Analyst following the automobile and auto parts industries in North America, Japan and Asia. Mr. Boardman started his investment career in Japan, where he worked as an analyst for close to 15 years. Mr. Boardman received his B.A. degree in Economics from Willamette University and M.S. in International Management from Garvin School of International Management (Thunderbird). Mr. Boardman has been highly ranked as an analyst in the surveys of Greenwich Associates, Institutional Investors magazine and by Nihon Keizai Shimbun (Nikkei) newspaper. Mr. Boardman is fluent in Japanese. Mr. Stephenson joined NWQ in 2006. Prior to NWQ, spent seven years at Bel Air Investment Advisors, LLC (Bel Air), formerly a State Street Global Advisors Company, where he was a Managing Director and Partner. Mr. Stephenson was Chairman of Bel Air's Equity Policy Committee and the Portfolio Manager for Large Cap Core and Select strategies. Previously, Mr. Stephenson spent five years as an Analyst and Portfolio Manager at ARCO Investment Management Company. Prior to that, Mr. Stephenson was an Equity Analyst at Trust Company of the West. Mr. Stephenson received his Bachelors of Business Administration and Masters of Science in Business from the University of Wisconsin-Madison, where he participated in the Applied Security Analysis Program. In addition, Mr. Stephenson earned the designation of Chartered Financial Analyst in 1993 and is a member of the CFA Institute and the Los Angeles Society of Financial Analysts.

WCM Investment Management, LLC: WCM Investment Management, LLC (WCM), located at 281 Brooks Street, Laguna Beach, California 92651, serves as a Sub-Adviser to a portion of the assets of the International Equity Fund. A team of investment professionals manages the portion of the International Equity Fund's assets allocated to WCM. Paul R. Black serves as Portfolio Manager and Co-CEO at WCM, and has been with the firm since 1989. Mr. Black's primary responsibilities are portfolio management and equity research. Peter J. Hunkel serves as Portfolio Manager and Business Analyst at WCM and has been with the firm since 2007. Mr. Hunkel's primary responsibilities are portfolio management and equity research. Michael B. Trigg serves as Portfolio Manager and Business Analyst at WCM and has been with the firm since 2006. Mr. Trigg's primary responsibilities are portfolio management and equity research. Kurt R. Winrich serves as Portfolio Manager and Co-CEO at WCM, and has been with the firm since 1984. Mr. Winrich's primary responsibilities are portfolio management and equity research.

The SAI provides additional information about the portfolio managers' compensation, other accounts they manage, and their ownership, if any, of Fund shares.

PURCHASING AND SELLING FUND SHARES

The following sections tell you how to purchase and sell (sometimes called "redeem") Class I Shares of the Fund. The Fund offers Class I Shares only to financial institutions and intermediaries for their own or

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their customers' accounts. For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

HOW TO PURCHASE FUND SHARES

Fund shares may be purchased on any Business Day. Authorized financial institutions and intermediaries may purchase or sell Class I Shares by placing orders with the Transfer Agent or the Fund's authorized agent. Authorized financial institutions and intermediaries that use certain SEI or third party systems may place orders electronically through those systems. Authorized financial institutions and intermediaries may also place orders by calling 1-800-858-7233. Generally, cash investments must be transmitted or delivered in federal funds to the Fund's wire agent by the close of business on the day after the order is placed. However, in certain circumstances, the Fund, at its discretion, may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Fund's procedures and applicable law. The Fund reserves the right to refuse any purchase requests, particularly those that the Fund reasonably believes may not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, is likely to engage in excessive trading (usually defined as four or more "round trips" in a fund in any twelve-month period). For more information regarding the Fund's policy and procedures related to excessive trading, please see "Frequent Purchases and Redemptions of Fund Shares" below.

You may be eligible to purchase other classes of shares of the Fund. However, you may only purchase a class of shares that your financial institutions or intermediaries sell or service. Your financial institution representative or intermediaries can tell you which class of shares is available to you.

The Fund calculates its NAV per share once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). So, for you to receive the current Business Day's NAV per share, generally the Fund (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern Time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

When you purchase or sell Fund shares through certain financial institutions, you may have to transmit your purchase and sale requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Fund.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Fund shares. These requests are executed at the next determined NAV per share after the intermediary receives the request if transmitted to the Fund in accordance with the Fund's procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

You will have to follow the procedures of your financial institution or intermediary for transacting with the Fund. You may be charged a fee for purchasing and/or redeeming Fund shares by your financial institution or intermediary.

Pricing of Fund Shares

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. You may obtain the current NAV of the Fund by calling 1-800-DIAL-SEI.

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When valuing portfolio securities, a Fund values securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded or, if there is no such reported sale, at the most recent quoted bid price. A Fund values securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company's applicable NAV per share, with the exception of ETFs, which are priced as equity securities. These open-end investment companies' shares are offered in separate prospectuses, each of which describes the process by which the applicable investment company's NAV is determined. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security's price cannot be obtained, as noted above, a Fund will value the securities using a bid price from at least one independent broker.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds' Fair Value Pricing Policies and Procedures (Fair Value Procedures) until an independent source can be secured. Debt securities held by a Fund with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument, and the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (centrally cleared swaps) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading, the settlement price may not be available at the time at which a fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund's futures or centrally cleared swaps position.

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Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service's prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds' administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds' administrator, in turn, will notify the Fair Value Pricing Committee (the Committee) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds' administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds' Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board or its designated committee. However, when the change would not materially affect the valuation of a Fund's net assets or involve a material departure in pricing methodology from that of a Fund's existing pricing agent or pricing methodology, ratification may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not "readily available," are determined to be unreliable or cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board. The Funds' Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of one member of the Board, as well as representatives from SIMC and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security's trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer's industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund; or (vi) any other appropriate information. The determination of a security's fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

The Fund uses a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a "confidence interval," which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair-valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund shall value the non-U.S. securities in its portfolio that exceed the applicable "confidence

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interval" based upon the adjusted prices provided by the vendor. Additionally, if a local market in which the Fund owns securities is closed for one or more days (scheduled or unscheduled) while the Fund is open, and if such securities in the Fund's portfolio exceed the predetermined confidence interval discussed above, then the Fund shall value such securities based on the fair value prices provided by the vendor.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which the Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates NAV if an event that could materially affect the value of those securities (a Significant Event), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security's last close and the time that the Fund calculates NAV. The Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates NAV, it may request that a Committee meeting be called. In addition, with respect to certain securities, the Fund's administrator performs price comparisons and price movement review (among other processes), to monitor the pricing data supplied by various sources. Any identified discrepancies are researched and subject to the procedures described above.

Frequent Purchases and Redemptions of Fund Shares

"Market timing" refers to a pattern of frequent purchases and sales of the Fund's shares, often with the intent of earning arbitrage profits. Market timing of a Fund could harm other shareholders in various ways, including by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting the portfolio management strategy, causing the Fund to incur unwanted taxable gains and forcing the Fund to hold excess levels of cash.

The Fund is intended to be a long-term investment vehicle and is not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly, the Board has adopted policies and procedures on behalf of the Fund to deter short-term trading. The Transfer Agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, the Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account.

A shareholder will be considered to be engaging in excessive short-term trading in the Fund in the following circumstances:

i.  if the shareholder conducts four or more "round trips" in the Fund in any twelve-month period. A round trip involves the purchase of shares of the Fund and the subsequent redemption of all or most of those shares. An exchange into and back out of the Fund in this manner is also considered a round trip.

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ii.  if the Fund determines, in its sole discretion, that a shareholder's trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Fund, in its sole discretion, also reserves the right to reject any purchase request for any reason without notice.

Judgments with respect to implementation of the Fund's policies are made uniformly and in good faith in a manner that the Fund believes is consistent with the best long-term interests of shareholders. When applying the Fund's policy, the Fund may consider (to the extent reasonably available) an investor's trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control, and any other information available to the Fund.

The Fund's monitoring techniques are intended to identify and deter short-term trading in the Fund. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Fund without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Fund's monitoring techniques. Operational or technical limitations may also limit the Fund's ability to identify short-term trading activity.

The Fund and/or its service providers have entered into agreements with financial intermediaries that require them to provide the Fund and/or its service providers with certain shareholder transaction information to enable the Fund and/or its service providers to review the trading activity in the omnibus accounts maintained by financial intermediaries. The Fund may also delegate trade monitoring to the financial intermediaries. If excessive trading is identified in an omnibus account, the Fund will work with the financial intermediary to restrict trading by the shareholder and may request that the financial intermediary prohibit the shareholder from future purchases or exchanges into the Fund.

The Fund may be sold to participant-directed employee benefit plans. The Fund's ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Fund will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Foreign Investors

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence.

Customer Identification and Verification and Anti-Money Laundering Program

Federal law requires all financial institutions to obtain, verify and record information that identifies each customer who opens an account. Accounts for the Fund are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. When you open an account on behalf of an entity you will have to provide formation documents and identifying information about beneficial owner(s) and controlling parties. This information is subject to

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verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary may be required to collect documents to establish and verify your identity.

The Fund will accept investments and your order will be processed at the next determined NAV after receipt of your application in proper form (which includes receipt of all identifying information required on the application). The Fund, however, reserves the right to close and/or liquidate your account at the then-current day's price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares as well as corresponding tax consequences.

Customer identification and verification are part of the Fund's overall obligation to deter money laundering under Federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

HOW TO SELL YOUR FUND SHARES

Authorized financial institutions and intermediaries may sell Fund shares on any Business Day by placing orders with the Transfer Agent or the Fund's authorized agent. Authorized financial institutions and intermediaries that use certain SEI or third party systems may place orders electronically through those systems. Authorized financial institutions and intermediaries may also place orders by calling 1-800-858-7233. For information about how to sell Fund shares through your authorized financial institution or intermediary, you should contact your authorized financial institution or intermediary directly. Your authorized financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next determined NAV after the Fund receives your request or after the Fund's authorized intermediary receives your request if transmitted to the Fund in accordance with the Fund's procedures and applicable law.

Receiving Your Money

Normally, the Fund will make payment on your redemption request on the Business Day following the day on which it receives your request, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

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Methods Used to Meet Redemption Obligations

The Funds generally pay sale (redemption) proceeds in cash during normal market conditions. To the extent that a Fund does not have sufficient cash holdings for redemption proceeds, it will typically seek to generate such cash through the sale of portfolio assets. The Funds also operate an interfund lending program that enables a Fund to borrow from another Fund on a temporary basis, which, on a less regular basis, may be used to help a Fund satisfy redemptions. Under stressed or unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders), the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption and you will bear the investment risk of the distributed securities until the distributed securities are sold. All of these methods may be used during both normal and stressed market conditions.

Low Balance Redemptions

A Fund (or its delegate) may, in its discretion, and upon reasonable notice, redeem in full a financial institution, intermediary or shareholder that fails to maintain an investment of at least $1,000 in the Fund.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons, as permitted by the Investment Company Act of 1940, and the rules and regulations promulgated thereunder. More information about such suspension can be found in the SAI.

Large Redemptions

Large unexpected redemptions to the Fund can disrupt portfolio management and increase trading costs by causing the Fund to liquidate a substantial portion of its assets in a short period of time. Large redemptions may arise from the redemption activity of a single investor, or the activity of a single investment manager managing multiple underlying accounts. In the event of a large unexpected redemption, the Fund may take such steps as implementing a redemption in kind or delaying the delivery of redemption proceeds for up to seven days. Further, the Fund may reject future purchases from that investor or investment manager. An investor or investment manager with a large position in the Fund may reduce the likelihood of these actions if it works with the Fund to mitigate the impact of a large redemption by, for example, providing advance notice to the Fund of a large redemption or by implementing the redemption in stages over a period of time.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. The Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Fund follows these procedures, the Fund will not be responsible for any losses or costs incurred by following telephone instructions that the Fund reasonably believes to be genuine.

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Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property, including mutual funds, under various circumstances. Such circumstances include inactivity (i.e., no owner-initiated contact for a certain period), returned mail (i.e., when mail sent to a shareholder is returned by the post office, or "RPO," as undeliverable), or a combination of both inactivity and returned mail. More information on unclaimed property and how to maintain an active account is available through your state.

If you are a resident of certain states, you may designate a representative to receive notice of the potential escheatment of your property. The designated representative would not have any rights to your shares. Please contact your financial intermediary for additional information.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo.) is the distributor of the Fund's shares.

The Fund is sold primarily through independent registered investment advisers, financial planners, bank trust departments and other financial advisors (Financial Advisors) who provide their clients with advice and services in connection with their investments in the Fund. Many Financial Advisors are also associated with broker-dealer firms. SIMC and its affiliates, at their expense, may pay compensation to these broker-dealers or other financial institutions for marketing, promotional or other services. These payments may be significant to these firms, and may create an incentive for the firm or its associated Financial Advisors to recommend or offer shares of the Fund to its customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of their past profits or other available resources. SIMC and its affiliates may also provide other products and services to Financial Advisors. For additional information, please see the Fund's SAI. You can also ask your Financial Advisor about any payments it receives from SIMC and its affiliates, as well as about fees it charges.

SERVICE OF FUND SHARES

The Fund has adopted a shareholder services plan and agreement (the Service Plan) with respect to Class I Shares that allows such shares to pay service providers a fee in connection with the ongoing servicing of shareholder accounts owning such shares at an annual rate of up to 0.25% of average daily net assets of the Class I Shares. The Fund has adopted an administrative services plan and agreement (the Administrative Service Plan) with respect to Class I Shares that allows such shares to pay service providers a fee in connection with ongoing administrative services for shareholder accounts owning such shares at an annual rate of up to 0.25% of average daily net assets of the Class I Shares. The Service Plan and Administrative Service Plan provide that shareholder service fees and administrative service fees, respectively, on Class I Shares will be paid to SIDCo., which may then be used by SIDCo. to compensate financial intermediaries for providing shareholder services and administrative services, as applicable, with respect to Class I Shares.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information for the Fund can be obtained on the Internet at the following address: http://www.seic.com/holdings (the Portfolio Holdings Website). Five calendar days after each month end, a list of all portfolio holdings in the Fund as of the end of such month shall be made available on the

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Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person who requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the fifth calendar day of the thirteenth month after the date of which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the information disclosed on the Portfolio Holdings website and the Fund's policies and procedures on the disclosure of portfolio holdings information is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund distributes its investment income periodically as dividends to shareholders. It is the Fund's policy to pay dividends at least once annually. The Fund makes distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in cash unless otherwise stated.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state, local and foreign income taxes. Below the Fund has summarized some important U.S. federal income tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or other retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement.

The Tax Cuts and Jobs Act (the Tax Act) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules applicable to a RIC, such as the Fund. The Tax Act, however, made numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult your own tax advisor regarding how the Tax Act affects your investment in the Fund.

At least annually, the Fund intends to distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive from the Fund may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions, including distributions of net short-term capital gain but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Dividends that are qualified dividend income are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income and certain requirements are satisfied by you and by the Fund. Qualified dividend income is, in general, dividends from domestic corporations and from certain eligible foreign corporations that include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States and those whose stock is tradable on an established securities market in the United States. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how

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long you have held your Fund shares. Long-term capital gains are currently taxable at the maximum tax rate of 20%. The investment strategies of the Fund may limit its ability to make distributions eligible for the lower tax rates applicable to qualified dividend income.

Because the Fund's income is derived primarily from investments in foreign rather than domestic U.S. securities, its distributions are generally not expected to be eligible for the dividends-received deduction for corporate shareholders.

If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and gains and receiving back a portion of the price in the form of a taxable distribution, even though, as an economic matter, the distribution simply constitutes a return of your investment. "Buying a dividend" should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. Any capital gain or loss realized upon a sale of Fund shares is generally treated as long-term gain or loss if the shares have been held for more than twelve months. Capital gain or loss realized upon a sale of Fund shares held for twelve months or less is generally treated as short-term gain or loss, except that any capital loss on the sale of the Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service (IRS) and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of its shares, the Fund (or its administrative agent) will permit its shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, the Fund (or its administrative agent) will use a default cost basis method. The cost basis method elected by Fund shareholders (or the cost basis method applied by default) for each sale of the Fund's shares may not be changed after the settlement date of each such sale of the Fund's shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolios of the Fund.

If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks and securities of foreign corporations, the Fund may elect to pass through to you your pro rata share of foreign income taxes paid by the Fund, which would allow shareholders to offset some of their U.S. federal income tax. The Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

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Non-U.S. investors in the Funds may be subject to U.S. withholding tax and are encouraged to consult their tax advisor prior to investing in the Funds.

Because each shareholder's tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Fund.

The SAI contains more information about taxes.

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties (including, among others, the Funds' investment adviser, custodian, administrator and transfer agent, accountants and distributor) who provide services to the Funds. Shareholders are not parties to, or intended (or "third-party") beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or any right to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this prospectus, the SAI nor any document filed as an exhibit to the Trust's registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws.

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FINANCIAL HIGHLIGHTS

The table that follows presents performance information about Class I Shares of the Fund. This information is intended to help you understand the Fund's financial performance for the past five years. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions.

This information has been derived from the Fund's financial statements, which have been audited by KPMG LLP, the Fund's independent registered public accounting firm. Its report, along with the Fund's financial statements, appears in the annual report. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

FOR THE YEARS OR PERIOD ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

	Net Asset Value, Beginning of Year	Net Investment Income Loss(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets*		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)**		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)**		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
International Equity Fund
CLASS I
2019	$11.37	$0.17	$(0.74)	$(0.57)	$(0.12)	$—	$(0.12)	$10.68	(4.90)%	$1,932	1.35	%(3)	1.35	%(3)	1.35	%(3)	1.61%	73%
2018	11.27	0.12	0.09	0.21	(0.11)	—	(0.11)	11.37	1.86	2,662	1.34	(3)	1.34	(3)	1.34	(3)	1.06	40
2017	9.55	0.10	1.70	1.80	(0.08)	—	(0.08)	11.27	19.00	2,954	1.40	(3)	1.40	(3)	1.40	(3)	0.96	57
2016	9.15	0.10	0.38	0.48	(0.08)	—	(0.08)	9.55	5.27	4,341	1.52	(2)(3)	1.52	(2)(3)	1.52	(2)(3)	1.09	45
2015	9.92	0.08	(0.69)	(0.61)	(0.16)	—	(0.16)	9.15	(6.18)	4,956	1.49	(3)	1.49	(3)	1.49	(3)	0.76	68

† Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Includes Fees Paid Indirectly, if applicable. See Note 5 in Notes to Financial Statements.

** See Note 5 in Notes to Financial Statements.

(1) Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2) The expense ratio includes proxy expenses outside the cap.

(3) The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.35%, 1.34%, 1.40%, 1.52% and 1.49% for 2019, 2018, 2017, 2016 and 2015.

Amounts designated as "—" are either $0 or have been rounded to $0.

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Investment Adviser

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

More information about the Fund is available without charge through the following:

Statement of Additional Information (SAI)

The SAI, dated January 31, 2020, includes detailed information about SEI Institutional International Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Fund's holdings and contain information from the Fund's managers about Fund strategies, and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone: Call 1-800-DIAL-SEI

By Mail: Write to the Fund at:
One Freedom Valley Drive
Oaks, Pennsylvania 19456

By Internet: The Fund makes available its SAI and Annual and Semi-Annual Reports, free of charge, on or through the Fund's Website at www.seic.com/fundprospectuses. You can also obtain the SAI, Annual or Semi-Annual Report upon request by telephone or mail.

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about SEI Institutional International Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may request documents by mail from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

SEI Institutional International Trust's Investment Company Act registration number is 811-05601.

January 31, 2020, as amended through March 18, 2020

PROSPECTUS

SEI Institutional International Trust

Class I Shares

›  International Equity Fund (SEEIX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Class I Shares of the International Equity Fund are not available for purchase in all states. You may purchase Fund shares only if they registered in your state.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank.

Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure or contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

SEI-F-108 (1/20)

seic.com

January 31, 2020, as amended through March 18, 2020

PROSPECTUS

SEI Institutional International Trust

Class Y Shares

›  International Equity Fund (SEFCX)

›  Emerging Markets Equity Fund (SEQFX)

›  International Fixed Income Fund (SIFIX)

›  Emerging Markets Debt Fund (SIEDX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Not all Funds appearing in this prospectus are available for purchase in all states. You may purchase Fund shares only if they are registered in your state.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank.

Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure or contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-DIAL-SEI. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your financial intermediary.

seic.com

SEI / PROSPECTUS

SEI INSTITUTIONAL INTERNATIONAL TRUST

About This Prospectus

FUND SUMMARY
INTERNATIONAL EQUITY FUND	1
EMERGING MARKETS EQUITY FUND	7
INTERNATIONAL FIXED INCOME FUND	13
EMERGING MARKETS DEBT FUND	20
Purchase and Sale of Fund Shares	27
Tax Information	27
Payments to Broker-Dealers and Other Financial Intermediaries	27
MORE INFORMATION ABOUT INVESTMENTS	27
MORE INFORMATION ABOUT RISKS	28
Risk Information Common to the Funds	28
More Information About Principal Risks	28
GLOBAL ASSET ALLOCATION	42
MORE INFORMATION ABOUT THE FUNDS' BENCHMARK INDEXES	43
INVESTMENT ADVISER	43
SUB-ADVISERS	45
Information About Fee Waivers	46
Sub-Advisers and Portfolio Managers	46
PURCHASING, EXCHANGING AND SELLING FUND SHARES	57
HOW TO PURCHASE FUND SHARES	58
Pricing of Fund Shares	59
Frequent Purchases and Redemptions of Fund Shares	62
Foreign Investors	63
Customer Identification and Verification and Anti-Money Laundering Program	63
HOW TO EXCHANGE YOUR FUND SHARES	64
HOW TO SELL YOUR FUND SHARES	64
Receiving Your Money	64
Methods Used to Meet Redemption Obligations	64
Low Balance Redemptions	65
Suspension of Your Right to Sell Your Shares	65
Large Redemptions	65
Telephone Transactions	65
Unclaimed Property	65
DISTRIBUTION OF FUND SHARES	66
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	66
DIVIDENDS, DISTRIBUTIONS AND TAXES	66
Dividends and Distributions	66
Taxes	66
ADDITIONAL INFORMATION	68
FINANCIAL HIGHLIGHTS	69
HOW TO OBTAIN MORE INFORMATION ABOUT SEI INSTITUTIONAL INTERNATIONAL TRUST	Back Cover

SEI / PROSPECTUS

INTERNATIONAL EQUITY FUND

Fund Summary

Investment Goal

Long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.51%
Distribution (12b-1) Fees	None
Other Expenses	0.34%
Total Annual Fund Operating Expenses	0.85%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
International Equity Fund — Class Y Shares	$87	$271	$471	$1,049

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 73% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the International Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Equity securities may include common stocks, preferred stocks, warrants, participation notes and depositary receipts. The Fund will invest primarily in equity securities of issuers of all capitalization ranges that are located in at least three countries other than the U.S. It is expected that at least 40% of the Fund's assets will be invested outside the U.S. The Fund will invest primarily in companies located in developed countries,

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but may also invest in companies located in emerging markets. Generally, the Fund will invest less than 20% of its assets in emerging markets. Emerging market countries are those countries that: (i) are characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) are included in an emerging markets index by a recognized index provider; or (iii) have similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation (SIMC), the Fund's adviser.

The Fund may invest in futures contracts, forward contracts and options for hedging purposes, including seeking to manage the Fund's currency exposure to foreign securities and mitigate the Fund's overall risk.

The Fund may purchase futures contracts or shares of exchange-traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities or other instruments directly.

Principal Risks

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Investment Style Risk — The risk that developed international and emerging markets equity securities may underperform other segments of the equity markets or the equity markets as a whole.

Currency Risk — As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those

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of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts (ADRs), are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Preferred Stock Risk — Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Participation Notes (P-Notes) Risk — P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. However, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Derivatives Risk — The Fund's use of futures contracts, forward contracts and options is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is described above, and leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts is also subject to credit risk and valuation risk. Credit risk is described below. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of the above risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage

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can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

LIBOR Replacement Risk — The elimination of the London Inter-Bank Offered Rate (LIBOR) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. It remains unclear if LIBOR will continue to exist in its current form or will be modified after 2021, or whether the market will adopt one or more alternative rates. It will be difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and market practices have been commercially accepted.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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Best Quarter: 17.63% (09/30/10) Worst Quarter: -20.67% (09/30/11)

The Fund's Class Y Shares commenced operations on December 31, 2014. For full calendar years through December 31, 2014, the performance of the Fund's Class F Shares is shown. The Fund's Class F Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class F Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

Average Annual Total Returns (for the periods ended December 31, 2019)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

International Equity Fund*	1 Year	5 Years	10 Years	Since Inception (12/20/1989)
Return Before Taxes	22.74%	5.77%	5.31%	3.75%
Return After Taxes on Distributions	22.35%	5.44%	4.88%	2.89%
Return After Taxes on Distributions and Sale of Fund Shares	14.04%	4.55%	4.15%	2.82%
MSCI EAFE Index Return (net) (reflects no deduction for fees or expenses)	22.01%	5.67%	5.50%	4.61%

* The Fund's Class Y Shares commenced operations on December 31, 2014. For periods prior to December 31, 2014, the performance of the Fund's Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Jason Collins	Since 2019	Portfolio Manager

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Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Acadian Asset Management LLC	Brendan O. Bradley Ryan D. Taliaferro	Since 2009 Since 2011	Executive Vice President, Chief Investment Officer Senior Vice President, Director, Equity Strategies
Blackcrane Capital, LLC	Daniel Y. Kim, CFA Aaron J. Bower, CFA	Since 2014 Since 2014	Chief Executive Officer, Chief Investment Officer Director, Associate Portfolio Manager
Causeway Capital Management LLC	Sarah H. Ketterer Harry W. Hartford James A. Doyle Jonathan P. Eng Conor Muldoon, CFA Alessandro Valentini, CFA Ellen Lee Steven Nguyen, CFA	Since 2010 Since 2010 Since 2010 Since 2010 Since 2010 Since 2013 Since 2015 Since 2019	Chief Executive Officer President Director Director Director Director Director Director
Intech Investment Management LLC	Adrian Banner, Ph.D. Joseph Runnels, CFA Vassilios Papathanakos, Ph.D.	Since 2009 Since 2009 Since 2012	Chief Executive Officer and Chief Investment Officer Vice President — Quantitative Trader Deputy Chief Investment Officer
Lazard Asset Management LLC	Mark Rooney, CFA Erik Van Der Sande, CFA	Since 2019 Since 2019	Director, Portfolio Manager/Analyst Director, Portfolio Manager/Analyst
Neuberger Berman Investment Advisers LLC	Benjamin Segal, CFA Elias Cohen, CFA	Since 2010 Since 2016	Managing Director Managing Director
NWQ Investment Management Company, LLC	Peter Boardman James T. Stephenson, CFA	Since 2010 Since 2018	Managing Director, Portfolio Manager and Equity Analyst Managing Director, Portfolio Manager, Associate Director of Research and Equity Analyst
WCM Investment Management, LLC	Paul R. Black Peter J. Hunkel Michael B. Trigg Kurt R. Winrich	Since 2015 Since 2015 Since 2015 Since 2015	Portfolio Manager, Co-CEO Portfolio Manager & Business Analyst Portfolio Manager & Business Analyst Portfolio Manager, Co-CEO

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 27 of this prospectus.

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EMERGING MARKETS EQUITY FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	1.05%
Distribution (12b-1) Fees	None
Other Expenses	0.50%
Total Annual Fund Operating Expenses	1.55%
Fee Waivers and Expense Reimbursements	(0.10)%*
Total Annual Fund Operating Expenses Less Fee Waivers and Expense Reimbursements	1.45%

* Renewed as of January 31, 2020, SIMC, the Fund's investment adviser, has contractually agreed to waive its management fee as necessary to keep the management fee paid by the Fund during its fiscal year from exceeding 0.95%. This fee waiver agreement shall remain in effect until January 31, 2021 and, unless earlier terminated, shall be automatically renewed for successive one-year periods thereafter. The agreement may be amended or terminated only with the consent of the Board of Trustees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Emerging Markets Equity Fund — Class Y Shares	$148	$480	$835	$1,837

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 89% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Emerging Markets Equity Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of emerging market issuers. Equity securities include common stocks, preferred stock, warrants, participation notes and depositary receipts. The Fund normally maintains investments in at least six emerging market countries and does not invest more than 35% of its total assets in any one emerging market country. Emerging market countries are those countries that: (i) are characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) are included in an emerging markets index by a recognized index provider; or (iii) have similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation (SIMC), the Fund's adviser.

The Fund may invest in swaps based on a single security or an index of securities, futures contracts, forward contracts and options to synthetically obtain exposure to securities or baskets of securities or for hedging purposes, including seeking to manage the Fund's currency exposure to foreign securities and mitigate the Fund's overall risk. Swaps may be used to obtain exposure to different foreign equity markets.

The Fund may purchase futures contracts or shares of exchange-traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities or other instruments directly. The Fund may also invest a portion of its assets in securities of companies located in developed foreign countries and securities of small capitalization companies.

Principal Risks

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Investment Style Risk — The risk that emerging market equity securities may underperform other segments of the equity markets or the equity markets as a whole.

Currency Risk — As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an

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investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Depositary Receipts Risk — Depositary receipts, such as American Depositary Receipts (ADRs), are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Preferred Stock Risk — Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Participation Notes (P-Notes) Risk — P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. However, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

Derivatives Risk — The Fund's use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is described above, and leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Credit risk is described below. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of the above risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss,

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regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

LIBOR Replacement Risk — The elimination of the London Inter-Bank Offered Rate (LIBOR) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. It remains unclear if LIBOR will continue to exist in its current form or will be modified after 2021, or whether the market will adopt one or more alternative rates. It will be difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and market practices have been commercially accepted.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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Best Quarter: 18.01% (09/30/10) Worst Quarter: -24.81% (09/30/11)

The Fund's Class Y Shares commenced operations on December 31, 2014. For full calendar years through December 31, 2014, the performance of the Fund's Class F Shares is shown. The Fund's Class F Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class F Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

Average Annual Total Returns (for the periods ended December 31, 2019)

This table compares the Fund's average annual total return to those of a broad-based index and the MSCI Emerging Markets Index Return. As of January 31, 2020, the Fund's benchmark changed to the MSCI Emerging Markets Index Return (net) because it provides a more appropriate basis for performance comparison.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Emerging Markets Equity Fund*	1 Year	5 Years	10 Years	Since Inception (1/17/1995)
Return Before Taxes	20.05%	5.44%	2.69%	4.64%
Return After Taxes on Distributions	19.97%	5.34%	2.61%	4.11%
Return After Taxes on Distributions and Sale of Fund Shares	12.42%	4.41%	2.23%	3.97%
MSCI Emerging Markets Index Return (net) (reflects no deduction for fees or expenses)	18.42%	5.61%	3.68%	N/A†
MSCI Emerging Markets Index Return (reflects no deduction for fees, expenses or taxes)	18.88%	6.01%	4.04%	6.26%

* The Fund's Class Y Shares commenced operations on December 31, 2014. For periods prior to December 31, 2014, the performance of the Fund's Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

† The MSCI Emerging Markets Index Return (net) for the "Since Inception" period is not provided because returns for the MSCI Emerging Markets Index Return (net) are not available prior to 1999.

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Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
John Lau	Since 2019	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust	Liu-Er Chen, CFA	Since 2011	Senior Vice President, Chief Investment Officer — Emerging Markets and Healthcare
J O Hambro Capital Management Limited	Emery Brewer Dr. Ivo Kovachev	Since 2010 Since 2010	Lead Senior Manager Senior Fund Manager
KBI Global Investors (North America) Ltd	Gareth Maher David Hogarty Ian Madden James Collery John Looby Massimiliano Tondi, CFA, FRM	Since 2012 Since 2012 Since 2012 Since 2012 Since 2014 Since 2014	Head of Portfolio Management Head of Strategy Development Senior Portfolio Manager Senior Portfolio Manager Senior Portfolio Manager Senior Portfolio Manager
Lazard Asset Management LLC	Kevin O'Hare, CFA Peter Gillespie, CFA James Donald, CFA John R. Reinsberg	Since 2010 Since 2010 Since 2010 Since 2010	Managing Director, Portfolio Manager/Analyst Managing Director, Portfolio Manager/Analyst Managing Director, Portfolio Manager/Analyst Deputy Chairman, Portfolio Manager/Analyst
Neuberger Berman Investment Advisers LLC	Conrad A. Saldanha, CFA	Since 2010	Managing Director
Qtron Investments LLC	Dmitri Kantsyrev, Ph.D., CFA Ronald Hua, CFA	Since 2018 Since 2018	Partner, Portfolio Manager Partner, Portfolio Manager
RWC Asset Advisors (US) LLC	James Johnstone John Malloy	Since 2015 Since 2015	Portfolio Manager Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 27 of this prospectus.

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INTERNATIONAL FIXED INCOME FUND

Fund Summary

Investment Goal

Capital appreciation and current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.30%
Distribution (12b-1) Fees	None
Other Expenses	0.52%
Total Annual Fund Operating Expenses	0.82%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
International Fixed Income Fund — Class Y Shares	$84	$262	$455	$1,014

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the International Fixed Income Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The Fund will invest primarily in investment grade foreign government and corporate fixed income securities, as well as foreign mortgage-backed and/or asset-backed fixed income securities, of issuers located in at least three countries other than the U.S. (including, to a lesser extent, emerging market countries). It is expected that at least 40% of the Fund's assets will be invested in non-U.S. securities. Other fixed

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income securities in which the Fund may invest include: (i) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes; (ii) U.S. corporate debt securities and mortgage-backed and asset-backed securities; and (iii) obligations of supranational entities.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation (SIMC), the Fund's adviser. In selecting investments for the Fund, the Sub-Advisers choose securities issued by corporations and governments located in various countries, looking for opportunities to achieve capital appreciation and gain, as well as current income. There are no restrictions on the Fund's average portfolio maturity or on the maturity of any specific security.

The Sub-Advisers may seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers buy and sell currencies (i.e., take long or short positions) using derivatives, principally futures, foreign currency forward contracts and currency swaps. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. In managing the Fund's currency exposure from foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes.

The Fund may also invest in futures contracts, forward contracts and swaps for speculative or hedging purposes. Futures contracts, forward contracts and swaps are used to synthetically obtain exposure to the securities identified above or baskets of such securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities.

The Fund will also invest in securities rated below investment grade (junk bonds). However, in general, the Fund will purchase bonds with a rating of CCC or above. The Fund also invests a portion of its assets in bank loans, which are generally non-investment grade floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans or assignments of all or a portion of the loans from third parties.

The Fund may purchase shares of exchange-traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities or other instruments directly.

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Principal Risks

Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Investment Style Risk — The risk that developed international fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Non-Diversified Risk — The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities. However, the Fund intends to satisfy the asset diversification requirements under the Internal Revenue Code of 1986, as amended (the Code) for classification as a regulated investment company (RIC).

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Foreign Sovereign Debt Securities Risk — The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems

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and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Derivatives Risk — The Fund's use of swaps, futures and forward contracts is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is described above, and leverage risk and liquidity risk are described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of swaps and forward contracts is also subject to credit risk and valuation risk. Credit risk is described above. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of the above risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies and the Fund's active management of its currency exposures, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed-income securities that the Fund acquires.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage

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can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund's expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancing and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Prepayment Risk — The risk that in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

LIBOR Replacement Risk — The elimination of the London Inter-Bank Offered Rate (LIBOR) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. It remains unclear if LIBOR will continue to exist in its current form or will be modified after 2021, or whether the market will adopt one or more alternative rates. It will be difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and market practices have been commercially accepted.

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Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 3.51% (09/30/10) Worst Quarter: -3.02% (06/30/15)

The Fund's Class Y Shares commenced operations on October 30, 2015. For full calendar years through December 31, 2015, the performance of the Fund's Class F Shares is shown. The Fund's Class F Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class F Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

Average Annual Total Returns (for the periods ended December 31, 2019)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who

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hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

International Fixed Income Fund*	1 Year	5 Years	10 Years	Since Inception (9/1/1993)
Return Before Taxes	6.81%	3.21%	3.92%	4.30%
Return After Taxes on Distributions	5.32%	1.77%	2.41%	2.73%
Return After Taxes on Distributions and Sale of Fund Shares	4.06%	1.83%	2.38%	2.73%
Bloomberg Barclays Global Aggregate ex-US Index, Hedged Return (reflects no deduction for fees, expenses or taxes)	7.57%	3.87%	4.29%	5.62%

* The Fund's Class Y Shares commenced operations on October 30, 2015. For periods prior to October 30, 2015, the performance of the Fund's Class F Shares has been used. Returns for Class Y Shares would have been substantially similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
James Mashiter, CFA	Since 2016	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AllianceBernstein L.P.	Douglas J. Peebles Scott DiMaggio, CFA John Taylor Jorgen Kjaersgaard Nicholas Sanders, CFA Eamonn Buckley	Since 2006 Since 2006 Since 2012 Since 2013 Since 2016 Since 2018	Chief Investment Officer Fixed Income
Director — Global Fixed Income
Portfolio Manager — European Multi-Sector
Portfolio Manager — European Credit
Portfolio Manager — European and UK
Multi-Sector
Portfolio Manager — Fixed Income
Colchester Global Investors Ltd	Ian Sims Keith Lloyd, CFA	Since 2017 Since 2017	Chairman and Chief Investment Officer Chief Executive Officer and Deputy Chief Investment Officer
Wellington Management Company LLP	Mark H. Sullivan, CFA	Since 2017	Senior Managing Director and Fixed Income Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 27 of this prospectus.

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EMERGING MARKETS DEBT FUND

Fund Summary

Investment Goal

Maximize total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.85%
Distribution (12b-1) Fees	None
Other Expenses	0.52%
Total Annual Fund Operating Expenses	1.37%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Emerging Markets Debt Fund — Class Y Shares	$139	$434	$750	$1,646

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 114% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Emerging Markets Debt Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities of emerging market issuers. The Fund will invest in debt securities of government, government-related and corporate issuers in emerging market countries, as well as entities organized to restructure the outstanding debt of such issuers. The Fund may obtain its exposures by investing directly (e.g., in fixed income securities and other instruments) or indirectly/synthetically (e.g., through the use of derivative instruments,

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principally futures contracts, forward contracts and swaps and structured securities, such as credit-linked and inflation-linked notes). The Fund may invest in swaps based on a single security or an index of securities, including interest rate swaps, credit default swaps, currency swaps and fully-funded total return swaps. Emerging market countries are those countries that: (i) are characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) are included in an emerging markets index by a recognized index provider; or (iii) have similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation (SIMC), the Fund's adviser. The Sub-Advisers will spread the Fund's holdings across a number of countries and industries to limit its exposure to any single emerging market economy and may not invest more than 25% of its assets in any single country. There are no restrictions on the Fund's average portfolio maturity or on the maturity of any specific security. There is no minimum rating standard for the Fund's securities, and the Fund's securities will generally be in the lower or lowest rating categories (including those below the fourth highest rating category by a Nationally Recognized Statistical Rating Organization (NRSRO), commonly referred to as junk bonds).

The Sub-Advisers may seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers buy and sell currencies (i.e., take long or short positions) using derivatives, principally futures, foreign currency forward contracts, options on foreign currencies and currency swaps. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. In managing the Fund's currency exposure from foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes.

The Fund may also invest in futures contracts, forward contracts and swaps for speculative or hedging purposes. Futures contracts, forward contracts and swaps are used to synthetically obtain exposure to the securities identified above or baskets of such securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives are also used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer and the Fund may sell credit default swaps to more efficiently gain credit exposure to such security or basket of securities.

The Fund may purchase shares of exchange-traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities or other instruments directly. Due to its investment strategy, the Fund may buy and sell securities and other instruments frequently.

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Principal Risks

Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Investment Style Risk — The risk that emerging market debt securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Non-Diversified Risk — The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities. However, the Fund intends to satisfy the asset diversification requirements under the Internal Revenue Code of 1986, as amended (the Code) for classification as a regulated investment company (RIC).

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies and the Fund's active management of its currency exposures, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Due to the Fund's active positions in currencies, it will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price of the security, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it

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becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities in which the Fund invests. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Prepayment Risk — The risk that in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Derivatives Risk — The Fund's use of futures contracts, forward contracts, options, swaps and credit-linked notes is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk and liquidity risk are described above, and leverage risk is described below. Many over-the-counter (OTC) derivative instruments will not have liquidity beyond the counterparty to the instrument. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts, options, credit-linked notes and swap agreements is also subject to credit risk and valuation risk. Credit risk is described above. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of the above risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The Fund's use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, the ultimate impact of which remains unclear.

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Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Structured Securities Risk — The payment and credit qualities of structured securities derive from their underlying assets, and they may behave in ways not anticipated by the Fund, or they may not receive tax, accounting or regulatory treatment anticipated by the Fund.

LIBOR Replacement Risk — The elimination of the London Inter-Bank Offered Rate (LIBOR) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. It remains unclear if LIBOR will continue to exist in its current form or will be modified after 2021, or whether the market will adopt one or more alternative rates. It will be difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and market practices have been commercially accepted.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The performance information shown is based on full calendar years. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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Best Quarter: 9.27% (09/30/10) Worst Quarter: -8.69% (06/30/18)

The Fund's Class Y Shares commenced operations on December 31, 2014. For full calendar years through December 31, 2014, the performance of the Fund's Class F Shares is shown. The Fund's Class F Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class F Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

Average Annual Total Returns (for the periods ended December 31, 2019)

This table compares the Fund's average annual total returns to those of a broad-based index and the Fund's 50/50 Blended Benchmark, which consists of the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index (50%) and the J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index (50%). The Fund's Blended Benchmark is designed to provide a useful comparison to the Fund's overall performance and more accurately reflect the Fund's investment strategy than the broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Emerging Markets Debt Fund*	1 Year	5 Years	10 Years	Since Inception (6/26/1997)
Return Before Taxes	14.64%	3.73%	4.22%	7.69%
Return After Taxes on Distributions	13.45%	2.70%	2.74%	5.06%
Return After Taxes on Distributions and Sale of Fund Shares	8.64%	2.40%	2.72%	5.04%
J.P. Morgan EMBI Global Diversified Index Return (reflects no deduction for fees, expenses or taxes)	15.04%	6.24%	6.90%	8.36%
The Fund's Blended Benchmark Return (reflects no deduction for fees, expenses or taxes)	14.31%	4.57%	4.86%	N/A †

* The Fund's Class Y Shares commenced operations on December 31, 2014. For periods prior to December 31, 2014, the performance of the Fund's Class F Shares has been used. Returns for Class Y Shares would have been substantially

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similar to those of Class F Shares and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class F Shares.

† The Blended Benchmark Return for the "Since Inception" period is not provided because returns for the J.P. Morgan GBI-EM Global Diversified Index Return are not available prior to 2003.

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Hardeep Khangura, CFA	Since 2015	Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Colchester Global Investors Ltd	Ian Sims Keith Lloyd, CFA	Since 2018 Since 2018	Chairman and Chief Investment Officer Chief Executive Officer and Deputy Chief Investment Officer
Investec Asset Management Ltd.	Antoon De Klerk Werner Gey van Pittius	Since 2017 Since 2013	Co-Portfolio Manager of Emerging Markets Local Currency Debt Co-Head of Emerging Market Sovereign & FX; Co-Portfolio Manager Emerging Markets Local Currency Debt
Marathon Asset Management, L.P.	Lou Hanover Gaby Szpigiel Andrew Szmulewicz	Since 2018 Since 2018 Since 2018	CIO & Co-Managing Partner, Co-Founder of Marathon Partner & Head of Emerging Markets Managing Director, Portfolio Manager & Strategist
Neuberger Berman Investment Advisers LLC	Rob Drijkoningen Gorky Urquieta Jennifer Gorgoll, CFA Raoul Luttik Nish Popat Prashant Singh, CFA Bart van der Made, CFA Vera Kartseva	Since 2013 Since 2013 Since 2013 Since 2013 Since 2013 Since 2013 Since 2013 Since 2013	Managing Director Managing Director Managing Director Managing Director Managing Director Managing Director Managing Director Senior Vice President
Stone Harbor Investment Partners LP	Peter J. Wilby, CFA James E. Craige, CFA David A. Oliver, CFA Kumaran Damodaran, Ph.D. William Perry Stuart Sclater-Booth	Since 2006 Since 2006 Since 2008 Since 2015 Since 2012 Since 2018	Co-Chief Investment Officer Co-Chief Investment Officer Portfolio Manager Portfolio Manager Portfolio Manager Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 27 of this prospectus.

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Purchase and Sale of Fund Shares

The minimum initial investment for Class Y Shares is $100,000 with minimum subsequent investments of $1,000. Such minimums may be waived at the discretion of SIMC. Notwithstanding the foregoing, a higher minimum investment amount may be required for certain types of investors to be eligible to invest in Class Y Shares, as set forth in "Purchasing, Exchanging and Selling Fund Shares" on page 57. You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). You may sell your Fund shares by contacting your authorized financial institution or intermediary directly. Authorized financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Funds' transfer agent (the Transfer Agent) or the Funds' authorized agent, using certain SEI Investments Company (SEI) or third party systems or by calling 1-800-858-7233, as applicable.

Tax Information

The distributions made by the Funds generally are taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE INFORMATION ABOUT INVESTMENTS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities and certain other instruments.

Each Fund has its own investment goal and strategies for reaching that goal. Each Fund's assets are managed under the direction of SIMC and one or more Sub-Advisers who manage portions of a Fund's assets in a way that they believe will help the Fund achieve its goal.

This prospectus describes the Funds' primary investment strategies. However, each Fund may also invest in other securities, use other strategies or engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in more detail in the Funds' Statement of Additional Information (SAI).

The investments and strategies described in this prospectus are those that SIMC and the Sub-Advisers use under normal conditions. For temporary defensive or liquidity purposes during unusual economic or market conditions, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with a Fund's strategies. During such time, the Funds may not achieve their investment goals. A Fund will do so only if SIMC or a Sub-Adviser believes that the risk of loss outweighs the opportunity for capital gains

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and higher income. Of course, there is no guarantee that any Fund will achieve its investment goal. Each Fund may lend its securities to certain financial institutions in an attempt to earn additional income.

MORE INFORMATION ABOUT RISKS

Risk Information Common to the Funds

Investing in the Funds involves risk, and there is no guarantee that a Fund will achieve its goal. SIMC and the Sub-Advisers, as applicable, make judgments about the securities markets, the economy and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance. You could lose money on your investment in a Fund, just as you could with other investments. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which those securities trade. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen in response to events that do not otherwise affect the value of the security in the issuer's home country. These various risks will be even greater for investments in emerging market countries where political turmoil and rapid changes in economic conditions are more likely to occur.

More Information About Principal Risks

The following descriptions provide additional information about some of the risks of investing in the Funds:

Asset-Backed Securities — The International Fixed Income Fund may invest in asset-backed securities. Asset-backed securities are securities that are backed primarily by the cash flows of a discrete pool of fixed or revolving receivables or other financial assets that by their terms convert into cash within a finite time period. Asset-backed securities include mortgage-backed securities, but the term is more commonly used to refer to securities supported by non-mortgage assets such as auto loans, motor vehicle leases, student loans, credit card receivables, floorplan receivables, equipment leases and peer-to-peer loans. The assets are removed from any potential bankruptcy estate of an operating company through the true sale of the assets to an issuer that is a special purpose entity, and the issuer obtains a perfected security interest in the assets. Payments of principal of and interest on asset-backed securities rely entirely on the performance of the underlying assets. Asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity and therefore, if the assets or sources of funds available to the issuer are insufficient to pay those securities, the Fund will incur losses. In addition, asset-backed securities entail prepayment risk that may vary depending on the

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type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Additional risks related to collateralized debt obligations (CDOs), collateralized loan obligations (CLOs) and mortgage-backed securities are described below.

Losses may be greater for asset-backed securities that are issued as "pass-through certificates" rather than as debt securities, because those types of certificates only represent a beneficial ownership interest in the related assets and their payment is based primarily on collections actually received. For asset-backed securities as a whole, if a securitization issuer defaults on its payment obligations due to losses or shortfalls on the assets held by the issuer, a sale or liquidation of the assets may not be sufficient to support payments on the securities and the Fund, as a securityholder, may suffer a loss.

There is a limited secondary market for asset-backed securities. Consequently, it may be difficult for the Funds to sell or realize profits on those securities at favorable times or for favorable prices.

Bank Loans — The International Fixed Income Fund may invest in bank loans. Bank loans are arranged through private negotiations between a company and one or more financial institutions (lenders). Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Bank loans may be adversely affected by changes in market or economic conditions and may default or enter bankruptcy. Bank loans made in connection with highly leveraged transactions, including operating loans, leveraged buyout loans, leveraged capitalization loans and other types of acquisition financing, are subject to greater credit risks than other types of bank loans. In addition, it may be difficult to obtain reliable information about and value any bank loan.

The Fund may invest in bank loans in the form of participations in the loans or assignments of all or a portion of the loans from third parties. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. The Fund may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund's ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Furthermore, transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, those proceeds will not be available during that time to make additional investments or to meet the Fund's redemption obligations.

Bank loans may not be considered "securities," and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Below Investment Grade Fixed Income Securities (Junk Bonds) — The International Fixed Income and Emerging Markets Debt Funds may invest in below investment grade securities (junk bonds). Junk bonds involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Junk bonds involve a greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon

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maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater because the prospect for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest, these risky securities tend to offer higher returns, but there is no guarantee that an investment in these securities will result in a high rate of return.

Corporate Fixed Income Securities — The International Fixed Income and Emerging Markets Debt Funds may invest in corporate fixed income securities. Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of securities issued by private businesses.

Credit — Credit risk is the risk that a decline in the credit quality of an investment could cause the Funds to lose money. The Funds could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Fixed income securities rated below investment grade (junk bonds) (described above) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Discontinuation of these payments could substantially adversely affect the market value of the security.

Credit-Linked Notes — The Emerging Markets Debt Fund may invest in credit-linked notes. Credit-linked securities and similarly structured products typically are issued by a limited purpose trust or other vehicle that, in turn, enters into a credit protection agreement or invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in credit-linked notes represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain credit protection agreements or derivative instruments entered into by the issuer of the credit-linked note. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, then the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. An investor holding a credit-linked note generally receives a fixed or floating coupon and the note's par value upon maturity, unless the referenced creditor defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit-linked notes receive a higher yield in exchange for assuming the risk of a specified credit event. The Fund's investments in credit-linked notes are indirectly subject to the risks associated with derivative instruments, which are described below, and may be illiquid.

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Currency — The Funds take active positions in currencies, which involve different techniques and risk analyses than the Funds' purchase of securities or other investments. Currency exchange rates may fluctuate in response to factors extrinsic to that country's economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the Funds if they are unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges they have entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Passive investments in currencies may, to a lesser extent, also subject the Funds to these same risks. The value of the Funds' investments may fluctuate in response to broader macroeconomic risks than if the Funds invested only in U.S. equity securities.

Depositary Receipts — Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts, including ADRs, are subject to many of the risks associated with investing directly in foreign securities, which are further described below.

Derivatives — Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts and swaps. Changes in the market value of a security that is a reference asset for a derivative instrument may not be proportionate to changes in the market value of the derivative instrument itself. There may not be a liquid market for the Funds to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to the Funds will cause the value of your investment in the Funds to decrease. The Funds' use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is described above and leverage risk is described below. A Fund's counterparties to its derivative contracts present the same types of credit risk as issuers of fixed income securities. Lack of availability risk is the risk that suitable derivative transactions, such as roll-forward contracts, may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. These risks could cause the Funds to lose more than the principal amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds' initial investment. Tax risk is the risk that the use of derivatives may cause the Funds to realize higher amounts of short-term capital gains, thereby increasing the amount of taxes payable by some shareholders.

Derivatives are also subject to a number of other risks described elsewhere in this prospectus. Derivatives transactions conducted outside the U.S. may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Derivatives transactions conducted outside the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments, in addition to other risks.

Both U.S. and non-U.S. regulators are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting

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requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, limit or restrict their use by the Fund, otherwise adversely affect their performance or disrupt markets.

Duration — Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed income instruments with longer duration typically have higher risk and higher volatility. Longer-term fixed income securities in which a portfolio may invest are more volatile than shorter-term fixed income securities. A portfolio with a longer average portfolio duration is typically more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Market — Because the International Equity and Emerging Markets Equity Funds may purchase equity securities, the Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds' securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is a principal risk of investing in the Funds.

Exchange-Traded Products (ETPs) — The risks of owning interests of an ETP, such as an ETF, exchange-traded note (ETN) or exchange-traded commodity pool, generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value (NAV) of an ETP's shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF's investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer's credit rating. By investing in an ETP, a Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

ETFs are investment companies whose shares are bought and sold on a securities exchange. Most ETFs are passively-managed, meaning they invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. Such ETF expenses may make owning shares of the ETF more costly than owning the underlying securities directly. The risks of owning shares of a passively-managed ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

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Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent a Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leverage risk, described below. Inverse ETFs seek to provide investment results that match a negative of the performance of an underlying index. Leveraged inverse ETFs seek to provide investment results that match a negative multiple of the performance of an underlying index. To the extent that a Fund invests in leveraged inverse ETFs, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF's benchmark rises. Leveraged, inverse and leveraged inverse ETFs often "reset" daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. These investment vehicles may be extremely volatile and can potentially expose a Fund to complete loss of its investment.

Generally, ETNs are structured as senior, unsecured notes in which an issuer, such as a bank, agrees to pay a return based on a target index or other reference instrument less any fees. ETNs allow individual investors to have access to derivatives linked to commodities and other assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold an ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day's index factor. ETN returns are based upon the performance of a market index minus applicable fees. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political or geographic events that affect the referenced commodity. The value of an ETN may drop due to a downgrade in the issuer's credit rating, even if the underlying index remains unchanged. Investments in ETNs are subject to the risks facing income securities in general, including the risk that a counterparty will fail to make payments when due or default.

Extension — Investments in fixed income securities are subject to extension risk. Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund may exhibit additional volatility.

Fixed Income Market — The prices of a Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Fixed income securities may have fixed-, variable- or floating-rates. There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates. Also, longer-term securities are generally more sensitive to changes in the level of interest rates, so the average maturity or duration of these securities affects risk. Changes in government policy, including the Federal Reserve's decisions with respect to raising interest rates or terminating certain programs such as quantitative easing, could increase the risk that interest rates will rise. Rising interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by the Fund. These risks may be heightened in a low interest rate environment. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes

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could further decrease liquidity and/or increase volatility in the fixed income markets. As a result of these conditions, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging and Frontier Markets — The Funds may invest in foreign issuers, including issuers located in emerging and frontier market countries. Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund's investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase. "Frontier market countries" are a subset of emerging market countries with even smaller national economies. Emerging market countries, and, to an even greater extent, frontier market countries, may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market and frontier market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market and frontier market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund's investments in emerging market and frontier market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The economies of frontier market countries tend to be less correlated to global economic cycles than the economies of more developed countries and their markets have lower trading volumes and may exhibit greater price volatility and illiquidity. A small number of large investments in these markets may affect these markets to a greater degree than more developed markets. Frontier market countries may also be affected by government activities to a greater degree than more developed countries. For example, the governments of frontier market countries may exercise substantial influence within the private sector or subject investments to government approval, and governments of other countries may impose or negotiate trade barriers, exchange controls, adjustments to relative currency values and other measures that adversely affect a frontier market country. Governments of other countries may also impose sanctions or embargoes on frontier market countries. Although all of these risks are generally heightened with respect to frontier market countries, they also apply to emerging market countries.

Foreign Sovereign Debt Securities — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may

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require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Forward Contracts — A forward contract, also called a "forward," involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for a Fund's account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Forwards are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section.

Futures Contracts — Futures contracts, or "futures," provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include (i) leverage risk; (ii) correlation or tracking risk; and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, a Fund may experience losses that exceed losses experienced by funds that do not use futures contracts and which may be unlimited, depending on the structure of the contract.

There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute or which futures are intended to hedge. Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend in part on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, a Fund may be unable to close out its futures contracts at a time that is advantageous. If movements in the markets for security futures contracts or the underlying security decrease the value of a Fund's positions in security futures contracts, the Fund may be required to have or make additional funds available to its brokerage firm as margin. If the Fund's account is under the minimum margin requirements set by the exchange or the brokerage firm, its position may be liquidated at a loss, and the Fund will be liable for the deficit, if any, in its account. The Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund's positions. The successful use of futures depends upon a variety of factors, particularly the ability of SIMC or the Sub-Advisers to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

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Inflation Protected Securities — The Funds may invest in inflation protected securities, including Treasury Inflation Protected Securities (TIPS), the value of which generally will fluctuate in response to changes in "real" interest rates. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. The value of an inflation-protected security generally decreases when real interest rates rise and generally increases when real interest rates fall. In addition, the principal value of an inflation-protected security is periodically adjusted up or down along with the rate of inflation. If the measure of inflation falls, the principal value of the inflation-protected security will be adjusted downwards, and consequently, the interest payable on the security will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the United States Treasury in the case of TIPS. For securities that do not provide a similar guarantee, the adjusted principal value of the security to be repaid at maturity is subject to credit risk.

Interest Rate — Interest rate risk is the risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which a Fund invests. In a low interest rate environment, risks associated with rising rates are heightened. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company — The Funds may purchase shares of investment companies, such as open-end funds, ETFs and closed-end funds. When a Fund invests in an investment company, it will bear a pro rata portion of the investment company's expenses in addition to directly bearing the expenses associated with its own operations. Such expenses may make owning shares of an investment company more costly than owning the underlying securities directly. The Funds may invest in affiliated funds including, for example, money market funds for reasons such as cash management or other purposes. In such cases, the Funds' adviser and its affiliates will earn fees at both the Fund level and within the underlying fund with respect to the Funds' assets invested in the underlying fund. In part because of these additional expenses, the performance of an investment company may differ from the performance a Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. See also, "Exchange-Traded Products (ETPs)," above.

Investment Style — Investment style risk is the risk that a Fund's investment in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as a whole.

Leverage — Certain Fund transactions, such as derivatives or reverse repurchase agreements, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on a Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

LIBOR Replacement — The elimination of the London Inter-Bank Offered Rate (LIBOR) may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends

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to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve's Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Liquidity — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Market — Each Fund is subject to market risk, which is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole.

Mortgage-Backed Securities — The International Fixed Income Fund may invest in mortgage-backed securities. Mortgage-backed securities are a class of asset-backed securities representing an interest in a pool or pools of whole mortgage loans (which may be residential mortgage loans or commercial mortgage loans). Mortgage-backed securities held or acquired by the Fund could include (i) obligations guaranteed by federal agencies of the U.S. Government, such as the Government National Mortgage Association (Ginnie Mae), which are backed by the "full faith and credit" of the United States, (ii) securities issued by the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), which are not backed by the "full faith and credit" of the United States but are guaranteed by the U.S. Government as to timely payment of principal and interest, (iii) securities (commonly referred to as "private-label RMBS") issued by private issuers that represent an interest in or are collateralized by whole residential mortgage loans without a government guarantee and (iv) commercial mortgage-backed securities (CMBS), which are multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. Because private-label RMBS and CMBS are not issued or guaranteed by the U.S. Government, those securities generally are structured with one or more types of credit enhancement. There can be no assurance, however, that credit enhancements will support full payment to the Fund of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Fund and affect its share price.

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The Fund may invest in mortgage-backed securities in the form of debt or in the form of "pass-through" certificates. Pass-through certificates, which represent beneficial ownership interests in the related mortgage loans, differ from debt securities, which generally provide for periodic fixed payments of interest on and principal of the related notes. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees and expenses owed to the servicers of the mortgage loans and other transaction parties that receive payment from collections on the mortgage loans.

The performance of mortgage loans and, in turn, the mortgage-backed securities acquired by the Fund, is influenced by a wide variety of economic, geographic, social and other factors, including general economic conditions, the level of prevailing interest rates, the unemployment rate, the availability of alternative financing and homeowner behavior.

The rate and aggregate amount of distributions on mortgage-backed securities, and therefore the average lives of those securities and the yields realized by the Fund, will be sensitive to the rate of prepayments (including liquidations) and modifications of the related mortgage loans, any losses and shortfalls on the related mortgage loans allocable to the tranches held by the Fund and the manner in which principal payments on the related mortgage loans are allocated among the various tranches in the particular securitization transaction. Furthermore, mortgage-backed securities are sensitive to changes in interest rates, but may respond to those changes differently from other fixed income securities due to the possibility of prepayment of the mortgage loans. Among other factors, a significant amount of defaults, rapid prepayments or prepayment interest shortfalls may erode amounts available for distributions to the Fund. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund's actual yield to maturity, even if the average rate of principal payments is consistent with the Fund's expectations. If prepayments of mortgage loans occur at a rate faster than that anticipated by the Fund, payments of interest on the mortgage-backed securities could be significantly less than anticipated. Similarly, if the number of mortgage loans that are modified is larger than that anticipated by the Fund, payments of principal and interest on the mortgage-backed securities could be significantly less than anticipated.

Non-Diversification — The International Fixed Income and Emerging Markets Debt Funds are non-diversified, which means that they may invest in the securities of relatively few issuers. As a result, the Funds may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities. However, the International Fixed Income Fund and Emerging Markets Debt Fund each intend to satisfy the asset diversification requirements under the Code for classification as a RIC.

Options — An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at any time during the option period. Unlike a futures contract, an option grants the purchaser, in exchange for a premium payment, a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call (buy) option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The

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buyer of a call option assumes the risk of paying an entire premium in the call option without ever getting the opportunity to execute the option. The seller (writer) of a covered put (sell) option (e.g., the writer has a short position in the underlying security) will suffer a loss if the increase in the market price of the underlying security is greater than the premium received from the buyer of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of paying an entire premium in the put option without ever getting the opportunity to exercise the option. An option's time value (i.e., the component of the option's value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer's ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the "style" of the option.

Participation Notes (P-Notes) — P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. However, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate.

Portfolio Turnover — Due to its investment strategy, a Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund's performance.

Preferred Stock — The International Equity and Emerging Markets Equity Funds may invest in preferred stocks. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of "non-cumulative" preferred stocks) or defer distributions (in the case of "cumulative" preferred stocks). If a Fund owns a preferred stock on which distributions are deferred, the Fund may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments and therefore will be subject to greater credit risk than those debt instruments.

Prepayment — Investments in fixed income securities are subject to prepayment risk. In a declining interest rate environment, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in a Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

Quantitative Investing — A quantitative investment style generally involves the use of computers to implement a systematic or rules-based approach to selecting investments based on specific measurable factors. Due to the significant role technology plays in such strategies, they carry the risk of unintended or unrecognized issues or flaws in the design, coding, implementation or maintenance of the computer programs or technology used in the development and implementation of the quantitative strategy. These issues or flaws, which can be difficult to identify, may result in the implementation of a portfolio

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that is different from that which was intended, and could negatively impact investment returns. Such risks should be viewed as an inherent element of investing in an investment strategy that relies heavily upon quantitative models and computerization.

Reallocation — In addition to managing the Funds, SIMC constructs and maintains strategies (Strategies) for certain clients, and the Funds are designed in part to implement those Strategies. Within the Strategies, SIMC periodically adjusts the target allocations among the Funds to ensure that the appropriate mix of assets is in place. SIMC also may create new Strategies that reflect significant changes in allocation among the Funds. Because a large portion of the assets in the Funds may be composed of investors in Strategies controlled or influenced by SIMC, this reallocation activity could result in significant purchase or redemption activity in the Funds. While reallocations are intended to benefit investors that invest in the Funds through the Strategies, they could in certain cases have a detrimental effect on Funds that are being materially reallocated, including by increasing portfolio turnover (and related transactions costs), disrupting the portfolio management strategy, and causing a Fund to incur taxable gains. SIMC seeks to manage the impact to the Funds resulting from reallocations in the Strategies.

Securities Lending — Each Fund may lend its securities to certain financial institutions in an attempt to earn additional income. The Funds may lend their portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights, including voting rights, in the loaned securities during the term of the loan or delay in recovering loaned securities if the borrower fails to return them or becomes insolvent. A Fund that lends its securities may pay lending fees to a party arranging the loan.

Small and Medium Capitalization Issuers — The International Equity and Emerging Markets Equity Funds may invest in small and medium capitalization issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Structured Securities — A structured security is a type of instrument designed to offer a return linked to particular underlying securities, currencies, or markets. A Fund's investment in structured securities involves the same risks associated with direct investments in the underlying securities or other instruments they seek to replicate, as well as additional risks. Structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain

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issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act of 1940, as amended (Investment Company Act). As a result, the Portfolio's investments in structured securities may be subject to the limits applicable to investments in other investment companies.

Swap Agreements — Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, regulatory risk and/or tax risk. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a "cap" or "floor," respectively). Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.

Total return swaps are contracts that obligate a party to pay interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. Fully funded total return swaps have economic and risk characteristics similar to credit-linked notes, which are described above. Fully funded equity swaps have economic and risk characteristics similar to participation notes (P-Notes).

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If a Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will generally either: (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are calculated by market makers considering either industry standard recovery rates or entity specific factors and other considerations until a credit event occurs. If a credit event has occurred, the recovery value is generally determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying

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obligation (as opposed to a credit downgrade or other indication of financial difficulty). Like a long or short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank Act), which was signed into law on July 21, 2010, created a new statutory framework that comprehensively regulated the OTC derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the SEC and the CFTC, not all of which has been proposed or finalized as of the date of this prospectus. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called "bilateral OTC transactions"). Under the Dodd-Frank Act, certain OTC derivatives transactions are now required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities (SEFs). Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under recently-adopted regulations by the CFTC and federal banking regulators (Margin Rules), the Fund is required to post collateral (known as variation margin) to cover the mark-to-market exposure in respect of its uncleared swaps.

U.S. Government Securities — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. Therefore, such obligations are not backed by the full faith and credit of the U.S. Government.

Warrants — The International Equity and Emerging Markets Equity Funds may invest in warrants. The holder of a warrant has the right to purchase a given number of shares of a particular issuer at a specified price until expiration of the warrant. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and are speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, the Funds will lose their entire investment in such warrant.

GLOBAL ASSET ALLOCATION

The Funds and other funds managed by SIMC are used within the Strategies that SIMC constructs and maintains for certain clients (Strategy Clients). The Funds are designed in part to be used as a component within those Strategies. The degree to which a Strategy Client's portfolio is invested in the particular market segments and/or asset classes represented by the Funds and other funds varies. SIMC believes that an investment in a portfolio of funds representing a range of asset classes as part of a Strategy may reduce the Strategy's overall level of volatility.

Within the Strategies, SIMC periodically adjusts the target allocations among the Funds and other funds to ensure that the appropriate mix of assets is in place. SIMC also may create new Strategies that reflect significant changes in allocation among the Funds and other funds. Because a large portion of the assets in the Funds and other funds may be composed of investors in Strategies controlled or influenced by SIMC, this reallocation activity could result in significant purchase or redemption activity in

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the Funds. While reallocations are intended to benefit investors that invest in the Funds through the Strategies, they could in certain cases have a detrimental effect on the Funds if they are being materially reallocated, including by increasing portfolio turnover (and related transaction costs), disrupting the portfolio management strategy, and causing the Funds to incur taxable gains. SIMC seeks to manage the impact to the Funds resulting from reallocations in the Strategies.

MORE INFORMATION ABOUT THE FUNDS' BENCHMARK INDEXES

The following information describes the various indexes referred to in the Performance Information sections of this prospectus, including those indexes that compose the Emerging Markets Debt Fund's Blended Benchmark.

The Bloomberg Barclays Global Aggregate Ex-US Index, Hedged, is an index of government, corporate and collateralized bonds denominated in foreign currencies.

The J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index tracks the total returns for U.S. dollar-denominated debt instruments issued by sovereign and quasi-sovereign entities.

The J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index is a comprehensive global local emerging markets index, and consists of liquid, fixed-income rate, domestic currency government bonds.

The Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far East (EAFE) Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of developed market countries in Europe, Australasia and the Far East.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller capitalizations) index of 24 emerging market countries.

INVESTMENT ADVISER

SIMC, a Securities and Exchange Commission (SEC) registered investment adviser, located at One Freedom Valley Drive, Oaks, PA 19456, serves as the investment adviser to the Funds. As of September 30, 2019, SIMC had approximately $193.51 billion in assets under management.

The Funds are managed by SIMC and one or more Sub-Advisers. SIMC acts as a "manager of managers" of the Funds and, subject to the oversight of the Board of Trustees of the Trust (Board), is responsible for:

— researching and recommending to the Board, the hiring, termination and replacement of Sub-Advisers;

— allocating, on a continuous basis, assets of a Fund among the Sub-Advisers (to the extent a Fund has more than one Sub-Adviser);

— monitoring and evaluating each Sub-Adviser's performance;

— overseeing the Sub-Advisers to ensure compliance with the Funds' investment objectives, policies and restrictions; and

— monitoring each Sub-Adviser's adherence to its investment style.

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SIMC acts as manager of managers for the Funds pursuant to an exemptive order obtained from the SEC. The exemptive order permits SIMC, with the approval of the Board, to retain unaffiliated sub-advisers for the Funds without submitting the sub-advisory agreements to a vote of the applicable Funds' shareholders. Among other things, the exemptive order permits the non-disclosure of amounts payable by SIMC under a particular sub-advisory agreement, but instead requires SIMC to disclose the aggregate amount of sub-advisory fees paid by SIMC with respect to each Fund. As a manager of managers, SIMC is ultimately responsible for the investment performance of the Funds. The Board supervises SIMC and the Sub-Advisers and establishes policies that they must follow in their management activities.

SIMC sources, analyzes, selects and monitors a wide array of Sub-Advisers across multiple asset classes. Differentiating manager skill from market-generated returns is one of SIMC's primary objectives, as it seeks to identify Sub-Advisers that can deliver attractive investment results. SIMC believes that a full assessment of qualitative as well as quantitative factors is required to identify truly skilled managers. In carrying out this function, SIMC forms forward-looking expectations regarding how a Sub-Adviser will execute a given investment mandate; defines environments in which the strategy is likely to outperform or underperform; and seeks to identify the relevant factors behind a Sub-Adviser's performance. It also utilizes this analysis to identify catalysts that would lead SIMC to reevaluate its view of a Sub-Adviser.

SIMC then constructs a portfolio that seeks to maximize the risk-adjusted rate of return by finding a proper level of diversification between sources of excess return (at an asset class level) and the investment managers implementing them. The allocation to a given investment manager is based on SIMC's analysis of the manager's particular array of alpha sources, the current macroeconomic environment, expectations about the future macroeconomic environment, and the level of risk inherent in a particular manager's investment strategy. SIMC measures and allocates to Sub-Advisers based on risk allocations in an attempt to ensure that one manager does not dominate the risk of a multi-manager, multi-return-source fund.

The following portfolio managers are primarily responsible for the management and oversight of the Funds, as described above.

Jason Collins serves as Portfolio Manager for the International Equity Fund. Mr. Collins is the global head of Equity Portfolio Management and the Head of the U.K. Investment Management Unit. Mr. Collins is also a Senior Portfolio Manager responsible for U.K. and European equity funds. Mr. Collins joined SEI in 2009 and coordinates resources and investment strategy for all equity portfolios. Previously, he served as Head of Equity in the London office and, most recently, as Head of Portfolio Management in London, overseeing both equity and fixed-income strategies. Prior to his employment with SEI, Mr. Collins was a founding partner of Maia Capital Partners — a specialist multi-manager investment firm providing multi-asset unit trusts to U.K. retail investors. Before founding Maia Capital, Mr. Collins was a Portfolio Manager at Fidelity International, and, prior to joining Fidelity, he spent over nine years at Skandia as head of Investment Research. Mr. Collins earned his Bachelor of Arts in financial services, with honors, from Bournemouth University and is a member of the CFA society.

John Lau serves as Portfolio Manager for the Emerging Markets Equity Fund and Asia Pacific Equity strategies. In this role, Mr. Lau focuses on investment research, risk management, and portfolio construction of equity strategies in Emerging Markets and Asia Pacific, including the China A-share market. Mr. Lau is based in Hong Kong and is a senior member of the SEI Global Equity Committee. Prior to joining SEI in 2007, Mr. Lau spent eleven years as Senior Portfolio Manager of a quantitative equity team within Citigroup Asset Management, where he managed global equity strategies, an equity

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market-neutral fund, and structured products. Mr. Lau earned his Bachelor's degree from the University of Michigan. Mr. Lau also holds a Master of Science in Engineering from University of California, Berkeley and a Master of Business Administration from Columbia University.

James Mashiter, CFA is a Fixed Income Portfolio Manager within the Investment Management Unit. Mr. Mashiter joined SEI in 2011 as a Senior Fixed Income Analyst in the London Fixed Income Team. Prior to joining SEI, Mr. Mashiter worked in fixed income fund research at Standard & Poor's for four years. Previously, Mr. Mashiter worked at Henderson Global Investors. Mr. Mashiter earned his Bachelor of Science in Economics and Politics from the University of Warwick and his Master of Arts in Finance and Investment from the University of Nottingham.

Hardeep Khangura, CFA, serves as a Portfolio Manager to the Emerging Market Debt Fund. Mr. Khangura joined SEI in 2015 and currently supports Global Fixed Income portfolios. Mr. Khangura was previously a member of SEI's Fixed Income Manager Research team with coverage of global fixed income manager exposures across emerging markets, credit, sovereign and FX. Prior to joining SEI, Mr. Khangura operated in a similar capacity as a Fixed Income Manager Researcher at Willis Towers Watson. Previously, Mr. Khangura also headed the Fees ASK (Area of Specialist Knowledge), leading a team that analyzed, modelled and advised clients on the suitability and competitiveness of their investment manager fees. Mr. Khangura earned his Bachelor of Science in Accounting & Finance, with honors, from the University of Warwick. Mr. Khangura is a CFA charterholder from the CFA Institute.

SUB-ADVISERS

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. Each Sub-Adviser must also operate within each Fund's investment objective, restrictions and policies, and within specific guidelines and instructions established by SIMC from time to time. Each Sub-Adviser is responsible for managing only the portion of the Fund allocated to it by SIMC, and Sub-Advisers may not consult with each other concerning transactions for a Fund. SIMC pays the Sub-Advisers out of the investment advisory fees it receives (as described below).

For the fiscal year ended September 30, 2019, SIMC received investment advisory fees as a percentage of each Fund's average daily net assets, at the following annual rates:

	Investment Advisory Fees	Investment Advisory Fees After Fee Waivers
International Equity Fund	0.51%	0.51%
Emerging Markets Equity Fund*	1.05%	0.95%
International Fixed Income Fund	0.30%	0.25%
Emerging Markets Debt Fund	0.85%	0.62%

* Renewed as of January 31, 2020, SIMC, the Emerging Market Equity Fund's investment adviser, has contractually agreed to waive its management fee as necessary to keep the management fee paid by the Fund during its fiscal year from exceeding 0.95%. This fee waiver agreement shall remain in effect until January 31, 2021 and, unless earlier terminated, shall be automatically renewed for successive one-year periods thereafter. The agreement may be amended or terminated only with the consent of the Board.

A discussion regarding the basis of the Board's approval of the Funds' investment advisory and/or sub-advisory agreements is available in the Funds' Semi-Annual Report, which covers the period of

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October 1, 2018 through March 31, 2019, and the Funds' Annual Report, which covers the period of October 1, 2018 to September 30, 2019.

SIMC has registered with the National Futures Association as a "commodity pool operator" under the Commodities Exchange Act (CEA) with respect to certain other products not included in this prospectus. A notice of eligibility for exclusion from the definition of the term "commodity pool operator" has been filed on behalf of each Fund in accordance with CFTC Regulation 4.5 and other relevant rules, regulations and no-action relief. The Trust and each Fund are therefore not subject to registration or regulation as a pool operator under the CEA.

Information About Fee Waivers

Actual total annual fund operating expenses of the Class Y Shares of certain of the Funds for the most recent fiscal year were less than the amounts shown in the Annual Fund Operating Expenses tables in the Fund Summary sections because, among other reasons, the Funds' adviser, the Funds' distributor and/or the Funds' administrator voluntarily waived and/or reimbursed a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions and prime broker fees, taxes, costs associated with litigation- or tax-related services, Trustee fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds' business) at a specified level. The waivers of fees by the Funds' adviser, the Funds' distributor and/or the Funds' administrator were limited to the Funds' direct operating expenses and, therefore, did not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses (AFFE). In addition, some Funds may participate in a commission recapture program where the Funds' trades may be executed through the Funds' distributor, and a portion of the commissions paid on those trades are then used to pay the Funds' expenses. The Funds' adviser, the Funds' distributor and/or the Funds' administrator may discontinue all or part of these voluntary waivers and/or reimbursements at any time. With these fee waivers and/or reimbursements, the actual total annual fund operating expenses of the Class Y Shares of the Funds for the most recent fiscal year (ended September 30, 2019) were as follows:

Fund Name — Class Y Shares	Total Annual Fund Operating Expenses (before fee waivers)	Total Annual Fund Operating Expenses (after fee waivers)	Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE and extraordinary expenses, if applicable)*
International Fixed Income Fund	0.82%	0.77%	0.77%
Emerging Markets Debt Fund	1.37%	1.11%	1.11%

* AFFE reflects the estimated amount of fees and expenses that were incurred indirectly by the Funds through their investments in other investment companies during the most recent fiscal year.

Sub-Advisers and Portfolio Managers

INTERNATIONAL EQUITY FUND:

Acadian Asset Management LLC: Acadian Asset Management LLC (Acadian), located at 260 Franklin Street, Boston, Massachusetts 02110, serves as a Sub-Adviser to the International Equity Fund. A team of investment professionals manages the portion of the International Equity Fund's assets allocated to Acadian. Brendan O. Bradley, Ph.D., Executive Vice President, Chief Investment Officer, serves as lead Portfolio Manager to the International Equity Fund. Mr. Bradley joined Acadian in 2004 and previously

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served as the firm's director of portfolio management, overseeing portfolio management policy, and was also previously the director of Acadian's Managed Volatility strategies. Mr. Bradley is a member of the Acadian Board of Managers and Executive Committee. Ryan D. Taliaferro, Senior Vice President, Director, Equity Strategies, serves as lead Portfolio Manager to the International Equity Fund. Mr. Taliaferro joined Acadian in 2011 and was previously a faculty member in the finance unit at Harvard Business School, where he taught corporate finance and asset pricing.

Blackcrane Capital, LLC: Blackcrane Capital, LLC (Blackcrane), located at 500 108th Avenue NE, Suite 960, Bellevue, Washington 98004, serves as a Sub-Adviser to the International Equity Fund. The professionals primarily responsible for the day-to-day management of the portion of the assets of the International Equity Fund allocated to Blackcrane are Daniel Y. Kim, CFA, and Aaron J. Bower, CFA. Mr. Kim serves as Chief Executive Officer and Chief Investment Officer at Blackcrane and oversees overall portfolio construction as well as investment strategy at the firm. Prior to founding Blackcrane in 2012, Mr. Kim served as Portfolio Manager and Director of Research at Mastholm Asset Management, LLC, where he was employed from 2004 to 2012. Mr. Kim has over 16 years of industry experience. Mr. Bower serves as Associate Portfolio Manager and Chief Compliance Officer at Blackcrane and is responsible for generating investment research and financial earnings models. Prior to joining Blackcrane in 2012, Mr. Bower was a Partner and Investment Analyst at Mastholm Asset Management, LLC from 2005 to 2012. Mr. Bower has 13 years of industry experience.

Causeway Capital Management LLC: Causeway Capital Management LLC (Causeway), located at 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025, serves as a Sub-Adviser to a portion of the assets of the International Equity Fund. The following team of portfolio managers manages the portion of the International Equity Fund's assets allocated to Causeway. Sarah H. Ketterer is the Chief Executive Officer of Causeway and co-founded Causeway in June 2001. Ms. Ketterer is a Portfolio Manager of Causeway's international value equity, international value select, global value equity, international opportunities, global opportunities, global absolute return, and international small cap strategies. Ms. Ketterer has a B.A. in Economics and Political Science from Stanford University and an M.B.A. from the Amos Tuck School, Dartmouth College. Harry W. Hartford is the President of Causeway and co-founded Causeway in June 2001. Mr. Hartford is a Portfolio Manager of Causeway's international value equity, international value select, global value equity, international opportunities, global opportunities, global absolute return, and international small cap strategies. Mr. Hartford has a B.A., with honors, in Economics from the University of Dublin, Trinity College, and an M.Sc. in Economics from Oklahoma State University, and is a Phi Kappa Phi member. James A. Doyle is a Director of Causeway and is a Portfolio Manager of Causeway's international value equity, international value select, global value equity, international opportunities, global opportunities, global absolute return, and international small cap strategies. Mr. Doyle joined the firm in June 2001. Mr. Doyle has a B.A. in Economics from Northwestern University and an M.B.A. in Finance from the Wharton School, University of Pennsylvania. Jonathan P. Eng is a Director of Causeway and is a Portfolio Manager of Causeway's international value equity, international value select, global value equity, international opportunities, global opportunities, global absolute return, and international small cap strategies. Mr. Eng joined the firm in July 2001. Mr. Eng has a B.A. in History and Economics from Brandeis University and an M.B.A. from the Anderson Graduate School of Management at UCLA. Conor Muldoon, CFA, is a Director of Causeway and is a Portfolio Manager of Causeway's international value equity, international value select, global value equity, international opportunities, global opportunities, global absolute return, and international small cap strategies. Mr. Muldoon joined the firm in June 2003. Mr. Muldoon has a B.Sc. and an M.A. from the University of Dublin, Trinity College and an M.B.A., with high honors, from the University of Chicago.

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Mr. Muldoon was inducted into the Beta Gamma Sigma honors society and is also a CFA charterholder. Alessandro Valentini is a Director of Causeway and is a Portfolio Manager of Causeway's international value equity, international value select, global value equity, international opportunities, global opportunities, global absolute return, and international small cap strategies. Mr. Valentini joined the firm in July 2006 as a Research Associate and was promoted to Portfolio Manager in April 2013. Mr. Valentini has an M.B.A. from Columbia Business School, with honors, an M.A. in Economics from Georgetown University and a B.S., magna cum laude, from Georgetown University. Mr. Valentini is a CFA charterholder. Ellen Lee is a Director of Causeway and is a Portfolio Manager of Causeway's international value equity, international value select, global value equity, international opportunities, global opportunities, global absolute return, and international small cap strategies. Ms. Lee joined the firm in August 2007 as a Research Associate and was promoted to Portfolio Manager in January 2015. Ms. Lee has an M.B.A. from the Stanford Graduate School of Business and a B.A. in Business Administration from Seoul National University. Steven Nguyen, CFA, is a Director of Causeway and is a Portfolio Manager of Causeway's international value equity, international value select, global value equity, international opportunities, global opportunities, global absolute return, and international small cap strategies. Mr. Nguyen joined the firm in April 2012 as a Research Associate and was promoted to Portfolio Manager in January 2019. Mr. Nguyen has M.B.A., with honors, from the UCLA Anderson School of Management and a B.A. in Business Economics from Brown University.

Intech Investment Management LLC: Intech Investment Management LLC (Intech), located at 250 S. Australian Avenue, Suite 1800, West Palm Beach, Florida 33401, serves as a Sub-Adviser to the International Equity Fund. A team of investment professionals, led by Dr. Adrian Banner, Chief Executive Officer and Chief Investment Officer, manages the portion of the International Equity Fund's assets allocated to Intech. Dr. Banner sets a policy for the investment strategy and implements and supervises the optimization process. Dr. Banner has been Chief Investment Officer since January 1, 2012, and in November 2012, assumed the role as Chief Executive Officer in addition to his role as Chief Investment Officer. Previously, Dr. Banner was Co-Chief Investment Officer beginning January 2009, Senior Investment Officer from September 2007 to January 2009, and joined Intech in August 2002 as Director of Research. Mr. Joseph Runnels, CFA, Vice President — Quantitative Trader, joined Intech in 1998. Dr. Vassilios Papathanakos was appointed Deputy Chief Investment Officer in November 2012. Prior to that, Dr. Papathanakos was Director of Research since July 2007, and he joined the firm in October 2006 as Associate Director of Research. No one person of the investment team is primarily responsible for implementing the investment strategies of the portion of the International Equity Fund allocated to Intech.

Lazard Asset Management LLC: Lazard Asset Management LLC (Lazard), located at 30 Rockefeller Plaza, New York, New York 10112, serves as a Sub-Adviser to the International Equity Fund. A team of investment professionals manages the portion of the International Equity Fund's assets allocated to Lazard. The team consists of Mark Rooney, CFA, and Erik van Der Sande, CFA. Mr. Rooney is a Director and Portfolio Manager/Analyst on the International Equity Value team. Mr. Rooney began working in the investment field in 1996. Prior to joining Lazard in 2018, Mr. Rooney was a Principal and co-founder of LRV Capital. Prior to that, Mr. Rooney was a Partner at Millgate Capital where he worked as an international generalist from 2002 to 2011 in both its London and New York offices. Previously, he constructed fixed-income portfolios at Ascent/Meredith Asset Management as the Senior Trader focused on emerging markets and domestic high yield debt. Mr. Rooney has an M.B.A. with a concentration in Finance from the Samuel Curtis Johnson Graduate School of Management at Cornell University and a B.A. in Economics and Government from Connecticut College. Mr. Van Der Sande is a Director and Portfolio Manager/Analyst on the International Equity Value team. Mr. Van Der Sande

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began working in the investment field in 2002. Prior to joining Lazard in 2018, Mr. Van Der Sande was a Principal and co-founder of LRV Capital. Prior to that, he served as Co-Portfolio Manager and Senior Analyst at Duart Capital Management and was previously a Senior Analyst on the Special Situations desk at Carlyle Blue Wave. Mr. Van Der Sande was formerly a Partner at Millgate Capital where he worked as an international generalist from 2002 to 2007 in both its London and New York offices. Prior to Millgate Capital, Mr. Van Der Sande worked at PricewaterhouseCoopers in the Middle Market Advisory Group and was a licensed CPA in the State of North Carolina. Mr. Van Der Sande has an M.B.A. with concentrations in Finance and Economics from the Leonard N. Stern School of Business at New York University and an M.S./B.S. in Accounting from Wake Forest University. Mr. Van Der Sande has also studied Japanese language in Osaka, Japan.

Neuberger Berman Investment Advisers LLC: Neuberger Berman Investment Advisers LLC (NBIA; and, together with its affiliates, Neuberger Berman), located at 1290 Avenue of the Americas, New York, New York 10104, serves as a Sub-Adviser to the International Equity Fund. Benjamin Segal, CFA, Managing Director, and Elias Cohen, CFA, are responsible for the management of the portion of the International Equity Fund's assets allocated to NBIA. Mr. Segal, Managing Director, joined NBIA in 1998. Mr. Segal is a Portfolio Manager for NBIA's Institutional and Mutual Fund Global Equity team. Mr. Segal joined the firm from Invesco GT Global, where he was an Assistant Portfolio Manager in global equities. Prior to that, Mr. Segal was a management consultant with Bain & Company. Mr. Segal also served as an investment analyst for both Lehman Brothers Asia and Wardley James Capel. Mr. Segal earned a B.A. from Jesus College from Cambridge University, an M.A. from the University of Pennsylvania, and an M.B.A. from the University of Pennsylvania's Wharton School of Business. Mr. Segal has been awarded the Chartered Financial Analyst designation. Mr. Cohen, Managing Director, joined the firm in 2000. Mr. Cohen is an Associate Portfolio Manager for the International Select strategy and a Senior Research Analyst on the Global Equity team covering Consumer Discretionary, Telecoms and IT. Mr. Cohen earned a B.A. from Colby College and an M.B.A. from New York University, the Stern School of Business, where he graduated with a specialization in Business Strategy. Mr. Cohen has also been awarded the Chartered Financial Analyst designation.

NWQ Investment Management Company, LLC: NWQ Investment Management Company, LLC (NWQ), located at 2029 Century Park East, 16th Floor, Los Angeles, California 90067, serves as a Sub-Adviser to the International Equity Fund. Peter Boardman, Managing Director, Portfolio Manager and Equity Analyst and James T. Stephenson, CFA, Managing Director, Portfolio Manager, Associate Director of Research and Equity Analyst manage the portion of the International Equity Fund allocated to NWQ. Prior to rejoining NWQ in 2016, Mr. Boardman was a Portfolio Manager and a consumer durables Analyst at Nuveen affiliate Tradewinds Global Investors, LLC. Prior to joining NWQ, Mr. Boardman was an international equity Analyst at NWQ for several years. Before that time, Mr. Boardman was a Senior Analyst with USAA Investment Management covering global automobiles, pharmaceuticals and semiconductors. Prior to that, Mr. Boardman spent eight years with UBS Warburg as a sell-side Analyst following the automobile and auto parts industries in North America, Japan and Asia. Mr. Boardman started his investment career in Japan, where he worked as an analyst for close to 15 years. Mr. Boardman received his B.A. degree in Economics from Willamette University and M.S. in International Management from Garvin School of International Management (Thunderbird). Mr. Boardman has been highly ranked as an analyst in the surveys of Greenwich Associates, Institutional Investors magazine and by Nihon Keizai Shimbun (Nikkei) newspaper. Mr. Boardman is fluent in Japanese. Mr. Stephenson joined NWQ in 2006. Prior to NWQ, spent seven years at Bel Air Investment Advisors, LLC (Bel Air), formerly a State Street Global Advisors Company, where he was a Managing Director and Partner. Mr. Stephenson was Chairman of Bel Air's

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Equity Policy Committee and the Portfolio Manager for Large Cap Core and Select strategies. Previously, Mr. Stephenson spent five years as an Analyst and Portfolio Manager at ARCO Investment Management Company. Prior to that, Mr. Stephenson was an Equity Analyst at Trust Company of the West. Mr. Stephenson received his Bachelors of Business Administration and Masters of Science in Business from the University of Wisconsin-Madison, where he participated in the Applied Security Analysis Program. In addition, Mr. Stephenson earned the designation of Chartered Financial Analyst in 1993 and is a member of the CFA Institute and the Los Angeles Society of Financial Analysts.

WCM Investment Management, LLC: WCM Investment Management, LLC (WCM), located at 281 Brooks Street, Laguna Beach, California 92651, serves as a Sub-Adviser to a portion of the assets of the International Equity Fund. A team of investment professionals manages the portion of the International Equity Fund's assets allocated to WCM. Paul R. Black serves as Portfolio Manager and Co-CEO at WCM, and has been with the firm since 1989. Mr. Black's primary responsibilities are portfolio management and equity research. Peter J. Hunkel serves as Portfolio Manager and Business Analyst at WCM and has been with the firm since 2007. Mr. Hunkel's primary responsibilities are portfolio management and equity research. Michael B. Trigg serves as Portfolio Manager and Business Analyst at WCM and has been with the firm since 2006. Mr. Trigg's primary responsibilities are portfolio management and equity research. Kurt R. Winrich serves as Portfolio Manager and Co-CEO at WCM, and has been with the firm since 1984. Mr. Winrich's primary responsibilities are portfolio management and equity research.

EMERGING MARKETS EQUITY FUND:

Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust: Delaware Investments Fund Advisers (DIFA), a series of Macquarie Investment Management Business Trust (MIMBT), located at 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to the Emerging Markets Equity Fund. MIMBT is a subsidiary of Macquarie Management Holdings, Inc. (MMHI). Macquarie Investment Management is the marketing name for certain companies comprising the asset management division of Macquarie Group. DIFA is responsible for day-to-day portfolio management of its portion of the Fund but may delegate certain of its duties to its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (MFMHK). MIMGL is located at 50 Martin Place, Sydney, Australia 2000, and MFMHK is located at One International Finance Centre, 1 Harbour View Street, Central Hong Kong, SAR. DIFA, MIMGL and MFMHK are all U.S. registered investment advisers and are subsidiaries of Macquarie Group Limited. Liu-Er Chen, CFA, Senior Vice President, Chief Investment Officer — Emerging Markets and Healthcare, is the Portfolio Manager responsible for the portion of the Emerging Markets Equity Fund's assets allocated to DIFA. Mr. Chen heads the firm's global Emerging Markets team. Prior to joining Macquarie Investment Management (MIM) in September 2006 in his current position, Mr. Chen spent nearly 11 years at Evergreen Investment Management Company, where he most recently served as Managing Director and Senior Portfolio Manager. Mr. Chen co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001 and became the fund's sole manager in 2001. Mr. Chen was also the sole manager of the Evergreen Health Care Fund since its inception in 1999. Mr. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to Portfolio Manager in 1998. Prior to his career in asset management, Mr. Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies. Mr. Chen received his medical education in China and has experience in medical research at both the Chinese Academy of Sciences and Cornell Medical School. Mr. Chen holds an M.B.A. with a concentration in management from Columbia Business School.

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J O Hambro Capital Management Limited: J O Hambro Capital Management Limited (JOHCM), located at 1, St. James's Market, London, SW1Y 4AH, United Kingdom, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Markets Equity Fund's assets allocated to JOHCM. Emery Brewer is the Lead Senior Manager of the JOHCM Emerging Markets Fund. Mr. Brewer has 29 years' industry experience. 22 of those years have been in Emerging Markets equity fund management, which he gained while working at Driehaus Capital Management from 1997-2007, as a private investor from 2008-2009, and after joining JOHCM in 2010. Mr. Brewer has a B.S. in Economics from the University of Utah and an M.B.A. from the University of Rochester. Dr. Ivo Kovachev is Senior Fund Manager of the JOHCM Emerging Markets Fund. Dr. Kovachev joined JOHCM in 2010 from Kinsale Capital Management, where he was Chief Investment Officer. Previously, Dr. Kovachev spent ten years at Driehaus Capital Management. Dr. Kovachev holds a Masters in Engineering in Management Information Systems from the Prague School of Economics and an M.Sc. in Technology and Innovation Management from the University of Sussex. In addition, Dr. Kovachev holds a Ph.D. in Industrial and Development Policy from the Open University. Dr. Kovachev is also a Fulbright Scholar, having attended the Thunderbird School of Global Management in Arizona.

KBI Global Investors (North America) Ltd: KBI Global Investors (North America) Ltd (KBIGI (North America)), located at 3rd Floor, 2 Harbourmaster Place, IFSC, Dublin 1, D01 X5P3, Ireland, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Markets Equity Fund's assets allocated to KBIGI (North America). Gareth Maher is Head of Portfolio Management and has been with the firm since 2000. Mr. Maher joined KBIGI (North America)'s investment team in 2008 and holds a master's degree in Economic Science from University College Dublin. David Hogarty, Head of Strategy Development, was instrumental in developing the strategy in 2003 and has been a member of the investment team since launch. Mr. Hogarty has 28 years of industry experience. Ian Madden, a Senior Portfolio Manager, joined the firm in 2000 as a Portfolio Assistant. Mr. Madden was appointed Manager of KBIGI (North America)'s Institutional Business Support unit in 2002 and joined the investment team as a Portfolio Manager in 2004. James Collery, a Senior Portfolio Manager, joined the firm in 2001 as a Performance & Risk Analyst. Mr. Collery was appointed a Portfolio Manager on KBIGI (North America)'s Hedge Fund team in 2003 and joined the team as a Portfolio Manager in 2007. John Looby, a Senior Portfolio Manager with KBIGI (North America), joined the firm in September 2014 and has 29 years of industry experience. Prior to joining KBIGI (North America), Mr. Looby was a Senior Investment Manager at Setanta Asset Management, where he was the Lead Senior Portfolio Manager of the flagship Global Equity Fund. Massimiliano Tondi, CFA, FRM, a Senior Portfolio Manager, joined the firm in September 2014 and has 16 years of industry experience. Prior to joining KBIGI (North America), Mr. Tondi was a Quantitative Portfolio Manager at Fideuram Asset Management Ireland since 2011 and served as a Risk Manager at Fideuram Asset Management Ireland since 2007.

Lazard Asset Management LLC: Lazard Asset Management LLC (Lazard), located at 30 Rockefeller Plaza, New York, New York 10112, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Markets Equity Fund's assets allocated to Lazard. The team consists of Kevin O'Hare, CFA, Managing Director, Portfolio Manager/Analyst; Peter Gillespie, CFA, Managing Director, Portfolio Manager/Analyst; James Donald, CFA, Managing Director, Portfolio Manager/Analyst; and John R. Reinsberg, Deputy Chairman, International and Global Strategies, Portfolio Manager/Analyst. Mr. O'Hare joined Lazard in 2001 as a Portfolio Manager/Analyst on the Developing Markets Equity team, focusing on the technology, health care, telecommunications and consumer discretionary sectors. Mr. Gillespie joined Lazard in 2007 and is a Director and Portfolio

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Manager/Analyst on the Developing Markets Equity team, focusing on the industrials, materials and consumer staples sectors. Prior to joining Lazard, Mr. Gillespie was a Portfolio Manager at Newgate Capital, LLP, where he co-managed the Asian portion of an emerging markets equity fund. Mr. Donald joined Lazard in 1996 as a Portfolio Manager/Analyst on the Emerging Markets Equity team and Head of the Emerging Markets Group. Mr. Reinsberg joined Lazard in 1992 as a Portfolio Manager/Analyst on the Global Equity and International Equity portfolio teams. Mr. Reinsberg is also Deputy Chairman of Lazard, responsible for oversight of the firm's international and global strategies.

Neuberger Berman Investment Advisers LLC: Neuberger Berman Investment Advisers LLC (NBIA; and, together with its affiliates, Neuberger Berman), located at 1290 Avenue of the Americas, New York, New York 10104, serves as a Sub-Adviser to the Emerging Markets Equity Fund. Conrad A. Saldanha, CFA, Managing Director, is responsible for the management of the portion of the Emerging Markets Equity Fund's assets allocated to NBIA. Mr. Saldanha joined Neuberger Berman in 2008 as a Portfolio Manager. Mr. Saldanha is a Portfolio Manager for the firm's Global Equity team and is responsible for Emerging Markets equities. Prior to joining NBIA, Mr. Saldanha held several positions at GE Asset Management Inc., most recently serving as Vice President and Co-Portfolio Manager on the Global Emerging Markets product.

Qtron Investments LLC: Qtron Investments LLC (Qtron), located at 200 High Street, 5th Floor, Boston, MA 02110, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Markets Equity Fund's assets allocated to Qtron. Dr. Dmitri Kantsyrev cofounded Qtron with Mr. Ronald Hua in 2016. Prior to Qtron, Dr. Kantsyrev served as a director for PanAgora Asset Management's (Panagora) Dynamic Equity team and was a member of the firm's Operating Committee (2007-2016). Dr. Kantsyrev led portfolio management and research for the Dynamic Equity team's global, international, and emerging markets strategies. Prior to PanAgora, Dr. Kantsyrev pursued an academic career as a lecturer at the USC Marshall School of Business and Pepperdine University. Before his switch to finance, Dr. Kantsyrev was a research scientist at the University of Michigan Spin Physics Center. Dr. Kantsyrev holds a Ph.D. in Economics from the University of Southern California and M.S. degrees in Mathematical Finance and Physics. Dr. Kantsyrev is a CFA charterholder, has been published in the Journal of Portfolio Management, and has presented at conferences and seminars. Mr. Ronald Hua cofounded Qtron with Dr. Dmitri Kantsyrev in 2016. Prior to Qtron, Mr. Hua was a partner at Goldman Sachs Asset Management and served as Chief Investment Officer in the Quantitative Investment Strategies Group (2011-2016). Before joining Goldman Sachs Asset Management, Mr. Hua served as the Chief Investment Officer of Equities at PanAgora where he oversaw Dynamic Equity products (2004-2011). Prior to PanAgora, Mr. Hua was a portfolio manager at Putnam Investments managing international and US small-cap funds (1994-2004). Before that, Mr. Hua was a Quantitative Research Analyst at Fidelity Management and Research Company (1994-1999). Mr. Hua holds an M.B.A. and an M.S. in Computer Science from New York University. Mr. Hua is a CFA charterholder. Mr. Hua is on the editorial board of the Journal of Portfolio Management (JPM) and has been published in the JPM.

RWC Asset Advisors (US) LLC: RWC Asset Advisors (US) LLC (RWC), located at 2640 South Bayshore Drive, Suite 201, Miami, Florida 33133, serves as a Sub-Adviser to the Emerging Markets Equity Fund. A team of investment professionals manages the portion of the Emerging Markets Equity Fund's assets allocated to RWC. The professionals primarily responsible for the day-to-day management are James Johnstone and John Malloy. Mr. Johnstone, Portfolio Manager for RWC's emerging markets and frontier markets strategies, joined RWC in 2015. Previously, Mr. Johnstone was Senior Managing Director, Director of

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Investments, and Portfolio Manager at Everest Capital, having joined the Everest Capital group of companies in 2009. Mr. Johnstone was a member of the firm's Investment Committee. Mr. Johnstone has over twenty years of investment management experience. Mr. Johnstone holds a M.A. in Classics and Modern Languages from Christ Church, Oxford University. Mr. Malloy, Portfolio Manager for RWC's emerging markets and frontier markets strategies, joined RWC in 2015. Previously, Mr. Malloy was Senior Managing Director, Director of Investments and Portfolio Manager at Everest Capital, and was with the Everest Capital group of companies for 18 years. Mr. Malloy was a member of the firm's Executive, Investment and Risk Committees. Mr. Malloy has over 25 years of global investment management and research analysis experience. Mr. Malloy holds a B.S. in Management from Norwich University and an M.B.A. from Boston University.

INTERNATIONAL FIXED INCOME FUND:

AllianceBernstein L.P.: AllianceBernstein L.P. (AllianceBernstein), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the International Fixed Income Fund. A team of investment professionals, led by Douglas J. Peebles, Scott DiMaggio, CFA, John Taylor, Jorgen Kjaersgaard, Nicholas Sanders, CFA and Eamonn Buckley manage the portion of the International Fixed Income Fund's assets allocated to AllianceBernstein. Mr. Peebles currently serves as the Chief Investment Officer of AllianceBernstein Fixed Income and is a Partner of the firm, focusing on fixed-income investment processes, strategy and performance across portfolios globally. As CIO, Mr. Peebles is also Co-Chairman of the Interest Rates and Currencies Research Review team, which is responsible for setting interest-rate and currency policy for all fixed-income portfolios. Mr. Peebles has been with AllianceBernstein for thirty-two years. Mr. DiMaggio currently serves as the Director of both Global Fixed Income and Canada Fixed Income of AllianceBernstein. In this capacity, Mr. DiMaggio leads both the Global Fixed Income and Canada Fixed Income portfolio-management teams, and is ultimately responsible for all investment activities in both the Global and Canada Multi-Sector Fixed Income Securities. Mr. DiMaggio has been with AllianceBernstein for twenty years. Mr. Taylor currently serves as Portfolio Manager at AllianceBernstein and is a member of the Global Fixed Income, Absolute Return, UK Fixed Income, Euro Fixed Income and Emerging Market Debt portfolio-management teams. Mr. Taylor also serves as a member of the Emerging Market Debt Research Review team. Mr. Taylor has been with AllianceBernstein for eighteen years. Mr. Kjaersgaard currently serves as a Portfolio Manager for European Credit and a member of the UK & Euro, High Yield and Credit portfolio management teams. Mr. Kjaersgaard has been with AllianceBernstein for twelve years. Mr. Sanders currently serves as a Portfolio Manager for UK Multi-Sector Fixed Income and a member of the Global Fixed Income team, participating in liquid market analysis and review on behalf of Global Fixed Income portfolios. Mr. Sanders joined AllianceBernstein in 2006. Mr. Buckley currently serves as a Portfolio Manager for Fixed Income, focusing on euro and sterling investment-grade credit and multi-sector portfolios. He joined the firm in 2010 and assumed the role of Portfolio Manager in January 2015.

Colchester Global Investors Ltd: Colchester Global Investors Ltd (Colchester), located at Heathcoat House, 20 Savile Row, London, United Kingdom W1S 3PR, serves as a Sub-Adviser to the International Fixed Income Fund. A team of investment professionals manages the portion of the International Fixed Income Fund's assets allocated to Colchester. Ian Sims is the Chairman and Chief Investment Officer of Colchester. Mr. Sims founded the firm in 1999 and is responsible for the strategic direction of the firm. Mr. Sims oversees the management of the firm's assets globally as Chief Investment Officer and has final say on any investment matter. Prior to Colchester, Mr. Sims was founder and Chief Investment Officer for Global Fixed Income at Delaware International Advisors, Ltd., subsequently renamed

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Mondrian, where he worked for nearly 10 years. Mr. Sims' previous work experience includes fixed income portfolio management at Royal Bank of Canada and Hill Samuel Investment Advisers. Mr. Sims has authored a widely read publication on the use of real yields in global bond management. Mr. Sims holds a B.Sc. in Economics from Leicester University and an M.Sc. in Statistics from Newcastle University. Keith Lloyd, CFA, is the Chief Executive Officer and Deputy Chief Investment Officer of Colchester and has been with the firm since its inception. Mr. Lloyd manages the Investment and Operations teams and oversees investment research, portfolio construction and implementation on a day to day basis. Mr. Lloyd regularly contributes his insights to Investment Outlook papers. Prior to Colchester, Mr. Lloyd spent eight years in the World Bank's Investment Department managing global real and leveraged money as a lead fixed income portfolio manager, senior investment strategist and proprietary trader. Mr. Lloyd's previous work experience includes seven years with the Reserve Bank of New Zealand as an economist where he served on its policy-making committee. Mr. Lloyd began his career in 1983 as an international macro-monetary economist and Investment Manager. Mr. Lloyd has authored several exchange and interest rate papers. Mr. Lloyd is a CFA charter holder and has a B.A. in Economics from Massey University and an M.Sc. in Economics from the London School of Economics.

Wellington Management Company LLP: Wellington Management Company LLP (Wellington Management), a Delaware limited liability partnership with principal offices located at 280 Congress Street, Boston, Massachusetts 02210, serves as a Sub-Adviser to the International Fixed Income Fund. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. Mark H. Sullivan, Senior Managing Director and Fixed Income Portfolio Manager, has served as the Portfolio Manager of the portion of the International Fixed Income Fund's assets allocated to Wellington Management since 2017. Mr. Sullivan joined Wellington Management as an investment professional in 1999.

EMERGING MARKETS DEBT FUND:

Colchester Global Investors Ltd.: Colchester Global Investors Ltd (Colchester), located at Heathcoat House, 20 Savile Row, London, United Kingdom W1S 3PR, serves as a Sub-Adviser to the Emerging Markets Debt Fund. A team of investment professionals manages the portion of the Emerging Markets Debt Fund's assets allocated to Colchester. Ian Sims is the Chairman and Chief Investment Officer of Colchester. Mr. Sims founded the firm in 1999 and is responsible for the strategic direction of the firm. Mr. Sims oversees the management of the firm's assets globally as Chief Investment Officer and has final say on any investment matter. Prior to Colchester, Mr. Sims was founder and Chief Investment Officer for Global Fixed Income at Delaware International Advisors, Ltd., subsequently renamed Mondrian, where he worked for nearly 10 years. Mr. Sims' previous work experience includes fixed income portfolio management at Royal Bank of Canada and Hill Samuel Investment Advisers. Mr. Sims has authored a widely read publication on the use of real yields in global bond management. Mr. Sims holds a B.Sc. in Economics from Leicester University and an M.Sc. in Statistics from Newcastle University.Keith Lloyd, CFA, is the Chief Executive Officer and Deputy Chief Investment Officer of Colchester and has been with the firm since its inception. Mr. Lloyd manages the Investment and Operations teams and oversees investment research, portfolio construction and implementation on a day to day basis. Mr. Lloyd regularly contributes his insights to Investment Outlook papers. Prior to Colchester, Mr. Lloyd spent eight years in the World Bank's Investment Department managing global real and leveraged money as a lead fixed income Portfolio Manager, Senior Investment Strategist and Proprietary Trader. Mr. Lloyd's previous work experience includes seven years with the Reserve Bank of New Zealand as an economist where he served on its policy-making committee. Mr. Lloyd began his

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career in 1983 as an international macro-monetary economist and Investment Manager. Mr. Lloyd has authored several exchange and interest rate papers. Mr. Lloyd is a CFA charter holder and has a B.A. in Economics from Massey University and an M.Sc. in Economics from the London School of Economics.

Investec Asset Management Ltd.: Investec Asset Management Ltd. (IAM Ltd), located at Woolgate Exchange, 25 Basinghall Street, London EC2V 5HA, United Kingdom, serves as a Sub-Adviser to the Emerging Markets Debt Fund. Werner Gey van Pittius and Antoon de Klerk manage the portion of the assets of the Emerging Markets Debt Fund allocated to IAM Ltd.. Mr. Gey van Pittius joined IAM Ltd. in 2003. Mr. Gey van Pittius is the Co-Head of Emerging Markets Sovereign & FX and Co-Portfolio Manager of the Emerging Markets Local Currency strategy. Mr. Gey van Pittius is jointly responsible for all global emerging markets sovereign debt strategies. Mr. de Klerk, having joined the firm in 2005, is a Portfolio Manager on the Emerging Markets Local Currency Debt, Emerging Markets Local Currency Total Return, and African Fixed Income strategies. Messrs. Gey van Pittius and de Klerk are responsible for the IAM Ltd.'s Emerging Markets Local Currency Debt strategy.

Marathon Asset Management, L.P.: Marathon Asset Management, L.P. (Marathon), located at One Bryant Park, 38th Floor, New York, New York 10036, serves as a Sub-Adviser to the Emerging Markets Debt Fund. A team of investment professionals manages the portion of the Emerging Markets Debt Fund's assets allocated to Marathon. Lou Hanover, CIO & Co-Managing Partner, Co-Founder of Marathon, has been with Marathon since its founding in 1998. Mr. Hanover oversees Marathon's portfolio managers and their investment activities. His responsibilities also include managing risk on a firm-wide basis, as well as serving as Senior Portfolio Manager for the firm's multi-strategy credit investment funds and separate accounts. Gaby Szpigiel is a Partner & Head of Marathon's Emerging Markets Group. Mr. Szpigiel joined Marathon in September of 2003 and is responsible for asset management of sovereign and corporate credit, local markets and equities (including distressed debt and special situations) across Latin America, Asia, EMEA and the Middle East and Africa. Andrew Szmulewicz is a Managing Director, Portfolio Manager & Strategist in Marathon's Emerging Markets Group. Mr. Szmulewicz joined Marathon in August of 2014 and is responsible for the development of new Emerging Market strategies from a technical perspective. Mr. Szmulewicz spent 9 years at J.P. Morgan Chase prior to joining Marathon.

Neuberger Berman Investment Advisers LLC: Neuberger Berman Investment Advisers LLC (NBIA; and, together with its affiliates, Neuberger Berman), located at 1290 Avenue of the Americas, New York, New York 10104, serves as the Sub-Adviser to the Emerging Markets Debt Fund. Portfolio managers Rob Drijkoningen, Gorky Urquieta, Jennifer Gorgoll, CFA, Raoul Luttik, Nish Popat, Prashant Singh, CFA, Bart van der Made, CFA and Vera Kartseva are responsible for the management of the assets of the Emerging Markets Debt Fund allocated to NBIA. Mr. Drijkoningen, Managing Director, joined Neuberger Berman in 2013. Mr. Drijkoningen is a Co-Head of the Emerging Markets Debt team and Senior Portfolio Manager responsible for over $24.2 billion in assets under management in Emerging Markets Debt (as of September 30, 2019) and 32 investment professionals. Mr. Drijkoningen joined Neuberger Berman after working at ING Investment Management for almost 18 years, most recently as the global Co-Head of the Emerging Markets Debt team responsible for managing over $16 billion in assets under management. Mr. Drijkoningen earned his Macro-Economics degree from Erasmus University in Rotterdam and has authored numerous articles on emerging markets debt subjects. Mr. Drijkoningen is DSI qualified. Mr. Urquieta, Managing Director, joined Neuberger Berman in 2013. Mr. Urquieta is a Global Co-Head of the Emerging Markets Debt team and Senior Portfolio Manager responsible for over $24.2 billion in assets under management in Emerging Markets Debt (as of September 30, 2019) and

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32 investment professionals. Mr. Urquieta joined Neuberger Berman from ING Investment Management where he was most recently global Co-Head of Emerging Markets Debt, responsible for global emerging markets debt external and local currency strategies. Mr. Urquieta joined ING Investment Management in 1997. Mr. Urquieta obtained a B.A. in Business Administration from the Bolivian Catholic University in La Paz, Bolivia, and a Master's degree in Finance from the University of Wisconsin. Ms. Gorgoll, CFA, Managing Director, joined Neuberger Berman in 2013. Ms. Gorgoll is a Co-Lead Portfolio Manager on the Emerging Markets Corporate Debt team responsible for global portfolios investing in high grade and high yield emerging market corporate debt across the regions. Ms. Gorgoll joined Neuberger Berman after working at ING Investment Management, where she was most recently the Head and a Senior Portfolio Manager of the Emerging Markets Corporate Debt team. Ms. Gorgoll started at ING Investment Management in 2002. Ms. Gorgoll received an M.B.A. with Honors from Columbia Business School with a concentration in Finance and a B.S. in Finance and Insurance from The Honors College at the University of South Carolina. Mr. Luttik, Managing Director, joined Neuberger Berman in 2013. Mr. Luttik is a Senior Portfolio Manager on the Emerging Markets Debt team, responsible for managing Emerging Markets Debt Local Currency strategies. Mr. Luttik joined Neuberger Berman after working at ING Investment Management, where he was a Lead Portfolio Manager within their Emerging Markets team (local currency). Mr. Luttik started at ING Investment Management in 1998. Mr. Luttik acquired a degree in Economics from Rijksuniversiteit Groningen in 1993. In 1997 Mr. Luttik became RBA registered (Register of Investment Analysts) a registration affiliated with the European Federation of Financial Analysts Societies. Mr. Luttik is also DSI qualified. Mr. Popat, Managing Director, joined Neuberger Berman in 2013. Mr. Popat is a Co-Lead Senior Portfolio Manager on the Emerging Markets Corporate Debt team. Mr. Popat joined Neuberger Berman after working at ING Investment Management, where he was most recently a Senior Portfolio Manager on the Emerging Markets Corporate Debt team. Mr. Popat joined ING Investment Management in 2008. Mr. Singh, CFA, Managing Director, joined Neuberger Berman in 2013. Mr. Singh is the Lead Portfolio Manager (Asia) on the Emerging Markets Debt team. Mr. Singh is responsible for managing the emerging markets debt portfolios in the Asia region, focusing on rates and currencies. Mr. Singh joined Neuberger Berman after working at ING Investment Management, where he held a similar role. Mr. Singh joined ING Investment Management in 2003. Mr. Singh graduated from St. Stephen's College, University of Delhi, India with a BS in Mathematics and earned an M.B.A. from the Indian Institute of Management, Ahmedabad, specializing in Finance. Mr. van der Made, CFA, Managing Director, joined Neuberger Berman in 2013. Mr. van der Made is a Senior Portfolio Manager on the Emerging Markets Debt team, responsible for managing Emerging Markets Debt Hard Currency portfolios. Prior to joining Neuberger Berman, Mr. van der Made held various roles at ING Investment Management, most recently since 2009, as Lead Portfolio Manager of Emerging Markets Debt (hard currency). From 2005 onwards, Mr. van der Made was a Senior Portfolio Manager and before that was the Emerging Markets Debt Economist — the role in which he joined in 2000. Mr. van der Made earned a Master's degree in Econometrics from Erasmus University in Rotterdam, and has been awarded the Chartered Financial Analyst designation. Ms. Kartseva, CFA, Senior Vice President, joined Neuberger Berman in 2013. Ms. Kartseva is a Portfolio Manager and Strategist on the Emerging Markets Debt team. In this role, Ms. Kartseva focuses on tactical asset allocation within Emerging Markets Debt. Ms. Kartseva joined the firm from ING Investment Management where she held a similar role, and was also managing an Emerging Markets Debt Opportunities fund, a blended strategy of hard and local currency debt. Prior to that, Ms. Kartseva was a Quantitative Analyst on the Multi-Asset Group of ING Investment Management.

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Stone Harbor Investment Partners LP: Stone Harbor Investment Partners LP (Stone Harbor), located at 31 West 52nd Street, 16th Floor, New York, New York 10019, serves as a Sub-Adviser to the Emerging Markets Debt Fund. A team of investment professionals manages the portion of the Emerging Markets Debt Fund's assets allocated to Stone Harbor. The team consists of Peter J. Wilby, CFA; James E. Craige, CFA; David A. Oliver, CFA; Kumaran Damodaran, Ph.D.; William Perry; and Stuart Sclater-Booth. Mr. Wilby, Portfolio Manager of the Emerging Markets Debt Fund, has served as Co-Chief Investment Officer of Stone Harbor since December 2018 and Chief Investment Officer of Stone Harbor from April 2006 to December 2018. Prior to April 2006, Mr. Wilby was the Chief Investment Officer of North American Fixed Income and Senior Portfolio Manager responsible for directing investment policy and strategy for all emerging markets and high yield fixed income portfolios at Citigroup Asset Management. Mr. Craige, Portfolio Manager of the Emerging Markets Debt Fund, has served as Co-Chief Investment Officer of Stone Harbor since December 2018 and a Portfolio Manager at Stone Harbor from April 2006 to December 2018. Prior to April 2006, Mr. Craige was a Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brother Asset Management Inc. Mr. Oliver, Portfolio Manager of the Emerging Markets Debt Fund, has served as a Portfolio Manager at Stone Harbor since June 2008. Prior to joining Stone Harbor in June 2008, Mr. Oliver was a Managing Director in emerging market sales and trading at Citigroup for over five years. Dr. Damodaran has served as a Portfolio Manager at Stone Harbor since July 2015. From 2012 to 2015, Dr. Damodaran served as the Lead Emerging Markets Macro Portfolio Manager at GLG Partners. From 2008 to 2012, Dr. Damodaran was an Executive Vice President and Emerging Markets Portfolio Manager at PIMCO. Prior to PIMCO, he served as a Senior Vice President and Trader in Latin American Local Market Rate Derivatives at Lehman Brothers for over five years. Mr. Perry, Portfolio Manager of the Emerging Markets Debt Fund, has served as a Portfolio Manager at Stone Harbor since September 2012. From 2010 to 2012, Mr. Perry served as an Emerging Markets Portfolio Manager at Morgan Stanley Investment Management. Prior to 2010, Mr. Perry worked in the Global Special Opportunities Group at JPMorgan Chase Securities Inc. for over five years. Mr. Sclater-Booth, Portfolio Manager of the Emerging Markets Debt Fund, has served as a Portfolio Manager at Stone Harbor since September 2014. From 2011 to 2014, Mr. Sclater-Booth served as Head of Emerging Markets and Managing Director at Goldman Sachs. Prior to 2011, Mr. Sclater-Booth worked in Emerging Markets at JPMorgan Chase Securities Inc. for over five years.

The SAI provides additional information about the portfolio managers' compensation, other accounts they manage, and their ownership, if any, of Fund shares.

PURCHASING, EXCHANGING AND SELLING FUND SHARES

This section tells you how to purchase, exchange and sell (sometimes called "redeem") Class Y Shares of the Funds. Class Y Shares may only be purchased by:

• independent investment advisers investing for the benefit of their clients through accounts held at SEI Private Trust Company, that, after requesting access to Class Y Shares, are approved by the SEI Funds (or their delegate) to purchase Class Y Shares due to the investment adviser having purchased and held (i.e., on a net basis taking into account purchases and redemptions) a minimum of $300,000,000 of client assets in non-money market SEI Funds for at least one year from the date of the request (or such shorter period of time as determined solely by the SEI Funds (or their delegates)) and remaining above this threshold thereafter. For these purposes, the SEI Funds (or their delegate) consider an independent investment adviser to be an individual or a group of related individuals that, in the sole determination of the SEI Funds (or their delegate), operate as a distinct customer of SEI;

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• bank trust departments or other financial firms, for the benefit of their clients, that have entered into an agreement with the Funds' Distributor permitting the purchase of Class Y Shares;

• institutions, such as defined benefit plans, defined contribution plans, healthcare plans and board designated funds, insurance operating funds, foundations, endowments, public plans and Taft-Hartley plans, subject to a minimum initial investment of least $25,000,000 in Class Y Shares of the SEI Funds;

• clients that have entered into an investment advisory agreement with SIMC with respect to their assets invested in the Funds; and

• other SEI mutual funds.

In the event a Class Y shareholder no longer meets the eligibility requirements to purchase Class Y Shares (as noted in the section), the SEI Funds (or their delegate) may, in their discretion, elect to convert such shareholder's Class Y Shares into a Class of shares of the same Fund(s) for which such shareholder does meet the eligibility requirements. Without limiting the foregoing, this may include situations, as applicable, where the shareholder's independent investment adviser, bank trust department or financial firm no longer meets the eligibility criteria noted above or the shareholder no longer meets the eligibility criteria (for example, by terminating their relationship with an eligible adviser or firm). In all cases, if a client meets the eligibility requirements for more than one other Class of shares, then such client's Class Y Shares shall be convertible into shares of the Class having the lowest total annual operating expenses (disregarding fee waivers) for which such clients meet the eligibility requirements.

For information on how to open an account and set up procedures for placing transactions, please call 1-800-DIAL-SEI.

HOW TO PURCHASE FUND SHARES

Fund shares may be purchased on any Business Day. Authorized financial institutions and intermediaries may purchase, sell or exchange Class Y Shares by placing orders with the Transfer Agent or the Funds' authorized agent. Authorized financial institutions and intermediaries that use certain SEI or third party systems may place orders electronically through those systems. Authorized financial institutions and intermediaries may also place orders by calling 1-800-858-7233. Generally, cash investments must be transmitted or delivered in federal funds to the Funds' wire agent by the close of business on the day after the order is placed. However, in certain circumstances, the Funds, at their discretion, may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Funds' procedures and applicable law. The Funds reserve the right to refuse any purchase requests, particularly those that the Funds reasonably believe may not be in the best interest of the Funds or their shareholders and could adversely affect the Funds or their operations. This includes those from any individual or group who, in a Fund's view, is likely to engage in excessive trading (usually defined as four or more "round trips" in a Fund in any twelve-month period). For more information regarding the Funds' policies and procedures related to excessive trading, please see "Frequent Purchases and Redemptions of Fund Shares" below.

You may be eligible to purchase other classes of shares of a Fund. However, you may only purchase a class of shares that your financial institutions or intermediaries sell or service. Your financial institution representative or intermediaries can tell you which class of shares is available to you.

Each Fund calculates its NAV per share once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). So, for you to receive the current Business Day's NAV per

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share, generally the Funds (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern Time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

When you purchase, sell or exchange Fund shares through certain financial institutions, you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Funds.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These requests are executed at the next determined NAV per share after the intermediary receives the request if transmitted to the Funds in accordance with the Funds' procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

You will have to follow the procedures of your financial institution or intermediary for transacting with the Funds. You may be charged a fee for purchasing and/or redeeming Fund shares by your financial institution or intermediary.

Pricing of Fund Shares

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, the Fund generally values its investment portfolio at market price. You may obtain the current NAV of the Fund by calling 1-800-DIAL-SEI.

When valuing portfolio securities, a Fund values securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on National Association of Securities Dealers Automated Quotations (NASDAQ) or as otherwise noted below) at the last quoted sale price on an exchange or market (foreign or domestic) on which the securities are traded or, if there is no such reported sale, at the most recent quoted bid price. A Fund values securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps (which are not centrally cleared), bank loans or collateralized debt obligations (including collateralized loan obligations), such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company's applicable NAV per share, with the exception of ETFs, which are priced as equity securities. These open-end investment companies' shares are offered in separate prospectuses, each of which describes the process by which the applicable investment company's NAV is determined. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security's price cannot be obtained, as noted above, a Fund will value the securities using a bid price from at least one independent broker.

On the first day a new debt security purchase is recorded, if a price is not available from a third-party pricing agent or an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds' Fair Value Pricing Policies and Procedures (Fair Value Procedures) until an independent source can be secured. Debt securities held by a

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Fund with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price the Fund would receive if it sold the instrument, and the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used.

Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures and swaps cleared through a central clearing house (centrally cleared swaps) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures and centrally cleared swaps are provided by an independent source. On days when there is excessive volume, market volatility or the future or centrally cleared swap does not end trading, the settlement price may not be available at the time at which a fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund's futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day's interpolated foreign exchange rate, as calculated using forward rates provided by an independent source.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service's prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds' administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds' administrator, in turn, will notify the Fair Value Pricing Committee (the Committee) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds' administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds' Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board or its designated committee. However, when the change would not materially affect the valuation of a Fund's net assets or involve a material departure in pricing methodology from that of a Fund's existing pricing agent or pricing methodology, ratification may be obtained at the next regularly scheduled meeting of the Board.

Securities for which market prices are not "readily available," are determined to be unreliable or cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board. The Funds' Fair Value Procedures are implemented through the Committee designated by the Board. The Committee is currently composed of one member of the Board, as well as representatives from SIMC and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security's trading has been halted or suspended, (ii) the security has been

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de-listed from a national exchange, (iii) the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer's industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund; or (vi) any other appropriate information. The determination of a security's fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

The International Equity and Emerging Markets Equity Funds use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the International Equity and Emerging Markets Equity Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a "confidence interval," which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair-valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the International Equity and Emerging Markets Equity Funds shall value the non-U.S. securities in their portfolios that exceed the applicable "confidence interval" based upon the adjusted prices provided by the vendor. Additionally, if a local market in which the International Equity or Emerging Markets Equity Funds own securities is closed for one or more days (scheduled or unscheduled) while the Fund is open, and if such securities in a Fund's portfolio exceed the predetermined confidence interval discussed above, then such Fund shall value such securities based on the fair value prices provided by the vendor.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a Significant Event), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security's last close and the time that a Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates NAV, it may request that a Committee meeting be called. In addition, with respect to certain securities, the Funds' administrator performs price comparisons and price movement review (among other processes), to monitor the pricing data supplied by various sources. Any identified discrepancies are researched and subject to the procedures described above.

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Frequent Purchases and Redemptions of Fund Shares

"Market timing" refers to a pattern of frequent purchases and sales of a Fund's shares, often with the intent of earning arbitrage profits. Market timing of a Fund could harm other shareholders in various ways, including by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting the portfolio management strategy, causing the Funds to incur unwanted taxable gains and forcing the Funds to hold excess levels of cash.

The Funds are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly, the Board has adopted policies and procedures on behalf of the Funds to deter short-term trading. The Transfer Agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, a Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account.

A shareholder will be considered to be engaging in excessive short-term trading in a Fund in the following circumstances:

i.  if the shareholder conducts four or more "round trips" in a Fund in any twelve-month period. A round trip involves the purchase of shares of a Fund and the subsequent redemption of all or most of those shares. An exchange into and back out of a Fund in this manner is also considered a round trip.

ii.  if a Fund determines, in its sole discretion, that a shareholder's trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Funds, in their sole discretion, also reserve the right to reject any purchase request (including exchange requests) for any reason without notice.

Judgments with respect to implementation of the Funds' policies are made uniformly and in good faith in a manner that the Funds believe is consistent with the best long-term interests of shareholders. When applying the Funds' policy, the Funds may consider (to the extent reasonably available) an investor's trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control, and any other information available to the Funds.

The Funds' monitoring techniques are intended to identify and deter short-term trading in the Funds. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Funds without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Funds' monitoring techniques. Operational or technical limitations may also limit the Funds' ability to identify short-term trading activity.

The Funds and/or their service providers have entered into agreements with financial intermediaries that require them to provide the Funds and/or their service providers with certain shareholder transaction information to enable the Funds and/or their service providers to review the trading activity in the omnibus accounts maintained by financial intermediaries. The Funds may also delegate trade monitoring to the financial intermediaries. If excessive trading is identified in an omnibus account, the Funds will

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work with the financial intermediary to restrict trading by the shareholder and may request that the financial intermediary prohibit the shareholder from future purchases or exchanges into the Funds.

Certain of the Funds may be sold to participant-directed employee benefit plans. The Funds' ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Funds will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Foreign Investors

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence.

Customer Identification and Verification and Anti-Money Laundering Program

Federal law requires all financial institutions to obtain, verify and record information that identifies each customer who opens an account. Accounts for the Funds are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. When you open an account on behalf of an entity you will have to provide formation documents and identifying information about beneficial owner(s) and controlling parties. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary may be required to collect documents to establish and verify your identity.

The Funds will accept investments and your order will be processed at the next determined NAV after receipt of your application in proper form (which includes receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares as well as corresponding tax consequences.

Customer identification and verification are part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement

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authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

HOW TO EXCHANGE YOUR FUND SHARES

An authorized financial institution or intermediary may exchange Class Y Shares of any Fund for Class Y Shares of any other fund of SEI Institutional International Trust on any Business Day by placing orders with the Transfer Agent or the Fund's authorized agent. For information about how to exchange Fund shares through your authorized financial institution or intermediary, you should contact your authorized financial institution or intermediary directly. This exchange privilege may be changed or canceled at any time upon 60 days' notice. When you exchange shares, you are really selling shares of one fund and buying shares of another fund. Therefore, your sale price and purchase price will be based on the next calculated NAV after the Funds receive your exchange request. All exchanges are based on the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges in that fund. Each Fund reserves the right to refuse or limit any exchange order for any reason, including if the transaction is deemed not to be in the best interest of the Fund's other shareholders or if it is deemed possibly disruptive to the management of the Fund. When a purchase or exchange order is rejected, the Fund will send notice to the prospective investor or the prospective investor's financial intermediary.

HOW TO SELL YOUR FUND SHARES

Authorized financial institutions and intermediaries may sell Fund shares on any Business Day by placing orders with the Transfer Agent or the Funds' authorized agent. Authorized financial institutions and intermediaries that use certain SEI or third party systems may place orders electronically through those systems. Authorized financial institutions and intermediaries may also place orders by calling 1-800-858-7233. For information about how to sell Fund shares through your authorized financial institution or intermediary, you should contact your authorized financial institution or intermediary directly. Your authorized financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next determined NAV after the Funds receive your request or after the Funds' authorized intermediary receives your request if transmitted to the Funds in accordance with the Funds' procedures and applicable law.

Receiving Your Money

Normally, the Funds will make payment on your redemption request on the Business Day following the day on which they receive your request, but it may take up to seven days. You may arrange for your proceeds to be wired to your bank account.

Methods Used to Meet Redemption Obligations

The Funds generally pay sale (redemption) proceeds in cash during normal market conditions. To the extent that a Fund does not have sufficient cash holdings for redemption proceeds, it will typically seek to generate such cash through the sale of portfolio assets. The Funds also operate an interfund lending program that enables a Fund to borrow from another Fund on a temporary basis, which, on a less regular basis, may be used to help a Fund satisfy redemptions. Under stressed or unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders), the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be

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redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption and you will bear the investment risk of the distributed securities until the distributed securities are sold. All of these methods may be used during both normal and stressed market conditions.

Low Balance Redemptions

A Fund (or its delegate) may, in its discretion, and upon reasonable notice, redeem in full a financial institution, intermediary or shareholder that fails to maintain an investment of at least $1,000 in the Fund.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons, as permitted by the Investment Company Act, and the rules and regulations promulgated thereunder. More information about such suspension can be found in the SAI.

Large Redemptions

Large unexpected redemptions to a Fund can disrupt portfolio management and increase trading costs by causing the Fund to liquidate a substantial portion of its assets in a short period of time. Large redemptions may arise from the redemption activity of a single investor, or the activity of a single investment manager managing multiple underlying accounts. In the event of a large unexpected redemption, a Fund may take such steps as implementing a redemption in kind or delaying the delivery of redemption proceeds for up to seven days. Further, the Funds may reject future purchases from that investor or investment manager. An investor or investment manager with a large position in a Fund may reduce the likelihood of these actions if it works with the Fund to mitigate the impact of a large redemption by, for example, providing advance notice to the Fund of a large redemption or by implementing the redemption in stages over a period of time.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. The Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Funds follow these procedures, the Funds will not be responsible for any losses or costs incurred by following telephone instructions that the Funds reasonably believe to be genuine.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property, including mutual fund shares, under various circumstances. Such circumstances include inactivity (i.e., no owner-initiated contact for a certain period), returned mail (i.e., when mail sent to a shareholder is returned by the post office, or "RPO," as undeliverable), or a combination of both inactivity and returned mail. More information on unclaimed property and how to maintain an active account is available through your state.

If you are a resident of certain states, you may designate a representative to receive notice of the potential escheatment of your property. The designated representative would not have any rights to your shares. Please contact your financial intermediary for additional information.

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DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo.) is the distributor of the Funds' shares.

The Funds are sold primarily through independent registered investment advisers, financial planners, bank trust departments and other financial advisors (Financial Advisors) who provide their clients with advice and services in connection with their investments in the Funds. Many Financial Advisors are also associated with broker-dealer firms. SIMC and its affiliates, at their expense, may pay compensation to these broker-dealers or other financial institutions for marketing, promotional or other services. These payments may be significant to these firms and may create an incentive for the firm or its associated Financial Advisors to recommend or offer shares of the Funds to its customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of their past profits or other available resources. SIMC and its affiliates may also provide other products and services to Financial Advisors. For additional information, please see the Funds' SAI. You can also ask your Financial Advisor about any payments it receives from SIMC and its affiliates, as well as about fees it charges.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information for a Fund can be obtained on the Internet at the following address: http://www.seic.com/holdings (the Portfolio Holdings Website). Five calendar days after each month end, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person who requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the fifth calendar day of the thirteenth month after the date of which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the information disclosed on the Portfolio Holdings website and the Funds' policies and procedures on the disclosure of portfolio holdings information is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Funds distribute their investment income periodically as dividends to shareholders. It is the policy of the International Equity, Emerging Markets Equity and International Fixed Income Funds to pay dividends at least once annually. It is the policy of the Emerging Markets Debt Fund to pay dividends quarterly. The Funds make distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in cash unless otherwise stated.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state, local and foreign income taxes. Below, the Funds have summarized some important U.S. federal income tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or other retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement.

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The Tax Cuts and Jobs Act (the Tax Act) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules applicable to RICs, such as the Funds. The Tax Act, however, made numerous other changes to the tax rules that may affect shareholders and the Funds. You are urged to consult your own tax advisor regarding how the Tax Act affects your investment in the Funds.

At least annually, each Fund intends to distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive from the Funds may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Dividends that are qualified dividend income are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and certain requirements are satisfied by you and by the Fund. Qualified dividend income is, in general, dividends from domestic corporations and from certain eligible foreign corporations that include those incorporated in possessions of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States and those whose stock is tradable on an established securities market in the United States. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are currently taxable at the maximum tax rate of 20%. It is expected that distributions from the International Fixed Income and Emerging Markets Debt Funds will primarily consist of ordinary income and that distributions from these Funds will not be eligible for the lower tax rates applicable to qualified dividend income. The investment strategies of the International Equity Fund and Emerging Markets Equity Fund may limit their ability to make distributions eligible for the lower tax rates applicable to qualified dividend income.

Because the Funds' income is derived primarily from investments in foreign rather than domestic U.S. securities their distributions are generally not expected to be eligible for the dividends-received deduction for corporate shareholders.

If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and gains and receiving back a portion of the price in the form of a taxable distribution, even though, as an economic matter, the distribution simply constitutes a return of your investment. "Buying a dividend" should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Any capital gain or loss realized upon a sale of Fund shares is generally treated as long-term gain or loss if the shares have been held for more than twelve months. Capital gain or loss realized upon a sale of Fund shares held for twelve months or less is generally treated as short-term gain or loss, except that any capital loss on the sale of the Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares. In certain circumstances, losses realized on the redemption or exchange of Fund shares may be disallowed.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

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The Funds (or their administrative agents) must report to the Internal Revenue Service (IRS) and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares, each Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of its shares, each Fund (or its administrative agent) will permit its shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, each Fund (or its administrative agent) will use a default cost basis method. The cost basis method elected by shareholders (or the cost basis method applied by default) for each sale of a Fund's shares may not be changed after the settlement date of each such sale of a Fund's shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolios of the Funds.

If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stocks and securities of foreign corporations, a Fund may elect to pass through to you your pro rata share of foreign income taxes paid by the Fund, which would allow shareholders to offset some of their U.S. federal income tax. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

Non-U.S. investors in the Funds may be subject to U.S. withholding tax and are encouraged to consult their tax advisor prior to investing in the Funds.

Because each shareholder's tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Funds.

The SAI contains more information about taxes.

ADDITIONAL INFORMATION

The Trust enters into contractual arrangements with various parties (including, among others, the Funds' investment adviser, custodian, administrator and transfer agent, accountants and distributor) who provide services to the Funds. Shareholders are not parties to, or intended (or "third-party") beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or any right to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this prospectus, the SAI nor any document filed as an exhibit to the Trust's registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws.

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FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the Class Y Shares of each Fund. This information is intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions.

This information has been derived from the Funds' financial statements, which have been audited by KPMG LLP, the Funds' independent registered public accounting firm. Its report, along with each Fund's financial statements, appears in the annual report. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-DIAL-SEI.

FOR THE YEARS OR PERIOD ENDED SEPTEMBER 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD

		Net Asset Value, Beginning of Period	Net Investment Income Loss(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets*		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)**		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)**		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
International Equity Fund
CLASS Y
2019		$11.39	$0.23	$(0.76)	$(0.53)	$(0.18)	$—	$(0.18)	$10.68	(4.43)%	$370,462	0.85	%(3)	0.85	%(3)	0.85	%(3)	2.24%	73%
2018		11.31	0.18	0.09	0.27	(0.19)	—	(0.19)	11.39	2.40	344,977	0.84	(3)	0.84	(3)	0.84	(3)	1.60	40
2017		9.59	0.16	1.69	1.85	(0.13)	—	(0.13)	11.31	19.59	319,689	0.90	(3)	0.90	(3)	0.90	(3)	1.53	57
2016		9.18	0.16	0.37	0.53	(0.12)	—	(0.12)	9.59	5.77	168,719	1.02	(2)(3)	1.02	(2)(3)	1.03	(2)(3)	1.70	45
2015	(4)	9.39	0.13	(0.34)	(0.21)	—	—	—	9.18	(2.24)	130,379	1.00	(3)	1.00	(3)	1.00	(3)	1.72	68
Emerging Markets Equity Fund
CLASS Y
2019		$11.49	$0.14	$(0.31)	$(0.17)	$(0.10)	$—	$(0.10)	$11.22	(1.44)%	$145,600	1.45	%(5)	1.45	%(5)	1.56	%(6)	1.25%	89%
2018		12.35	0.11	(0.76)	(0.65)	(0.21)	—	(0.21)	11.49	(5.46)	125,594	1.44	(5)	1.44	(5)	1.55	(6)	0.89	70
2017		10.11	0.10	2.24	2.34	(0.10)	—	(0.10)	12.35	23.46	125,400	1.49	(5)	1.49	(5)	1.57	(6)	0.93	66
2016		8.45	0.09	1.66	1.75	(0.09)	—	(0.09)	10.11	20.95	72,218	1.52	(2)(5)	1.52	(2)(5)	1.62	(2)(6)	0.96	79
2015	(4)	10.08	0.10	(1.73)	(1.63)	—	—	—	8.45	(16.17)	44,012	1.47	(5)	1.47	(5)	1.57	(6)	1.33	67

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		Net Asset Value, Beginning of Period	Net Investment Income Loss(1)	Net Realized and Unrealized Gains (Losses) on Investments(1)	Total from Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year	Total Return†	Net Assets End of Year ($ Thousands)	Ratio of Net Expenses to Average Net Assets*		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Including Waivers)**		Ratio of Expenses to Average Net Assets (Excluding Fees Paid Indirectly and Waivers)**		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†
International Fixed Income Fund
CLASS Y
2019		$10.29	$0.07	$0.88	$0.95	$(0.43)	$(0.06)	$(0.49)	$10.75	9.54%	$69,681	0.77	%(7)	0.77	%(7)	0.82	%(8)	0.66%	58%
2018		10.12	0.09	0.08	0.17	—	—	—	10.29	1.68	43,003	0.77	(7)	0.77	(7)	0.82	(8)	0.91	71
2017		10.50	0.09	(0.17)	(0.08)	(0.20)	(0.10)	(0.30)	10.12	(0.76)	37,982	0.77	(7)	0.77	(7)	0.83	(8)	0.94	113
2016	(9)	10.45	0.12	0.55	0.67	(0.60)	(0.02)	(0.62)	10.50	6.79	12,901	0.80	(2)(7)	0.80	(2)(7)	0.87	(2)(8)	1.23	106
Emerging Markets Debt Fund
CLASS Y
2019		$9.28	$0.50	$0.32	$0.82	$(0.18)	$—	$(0.18)	$9.92	8.84%	$111,948	1.11	%(10)	1.11	%(10)	1.37	%(11)	5.18%	114%
2018		10.57	0.53	(1.18)	(0.65)	(0.64)	—	(0.64)	9.28	(6.57)	113,872	1.11	(10)	1.11	(10)	1.36	(11)	5.34	80
2017		10.12	0.53	0.17	0.70	(0.25)	—	(0.25)	10.57	7.18	108,361	1.11	(10)	1.11	(10)	1.38	(11)	5.31	79
2016		8.67	0.52	0.93	1.45	—	—	—	10.12	16.72	100,566	1.14	(2)(10)	1.14	(2)(10)	1.40	(2)(11)	5.55	86
2015	(4)	9.63	0.37	(1.28)	(0.91)	(0.05)	—	(0.05)	8.67	(9.48)	78,383	1.11	(10)	1.11	(10)	1.36	(11)	5.24	71

† Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Includes Fees Paid Indirectly, if applicable. See Note 5 in Notes to Financial Statements.

** See Note 5 in Notes to Financial Statements.

(1) Per share net investment income and net realized and unrealized gains (losses) calculated using average shares.

(2) The expense ratio includes proxy expenses outside the cap.

(3) The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 0.85%, 0.84%, 0.90%, 1.02% and 0.99% for 2019, 2018, 2017, 2016 and 2015.

(4) Commenced operations on December 31, 2014. All ratios for the period have been annualized.

(5) The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.45%, 1.44%, 1.49%, 1.52% and 1.46% for 2019, 2018, 2017, 2016 and 2015.

(6) The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.55%, 1.55%, 1.58%, 1.62% and 1.46% for 2019, 2018, 2017, 2016 and 2015.

(7) The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 0.77%, 0.77%, 0.77% and 0.80% for 2019, 2018, 2017 and 2016.

(8) The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 0.82%, 0.82%, 0.83% and 0.87% for 2019, 2018, 2017 and 2016.

(9) Commenced operations on October 30, 2015. All ratios for the period have been annualized.

(10) The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.11%, 1.11%, 1.11%, 1.14% and 1.11% for 2019, 2018, 2017, 2016 and 2015.

(11) The expense ratio includes overdraft fees. Had this expense been excluded the ratios would have been 1.37%, 1.36%, 1.38%, 1.40% and 1.36% for 2019, 2018, 2017, 2016 and 2015.

Amounts designated as "—" are either $0 or have been rounded to $0.

70

Investment Adviser

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI, dated January 31, 2020, includes detailed information about the SEI Institutional International Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Funds' holdings and contain information from the Funds' managers about Fund strategies, and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone: Call 1-800-DIAL-SEI

By Mail: Write to the Funds at:
One Freedom Valley Drive
Oaks, Pennsylvania 19456

By Internet: The Funds make available their SAI and Annual and Semi-Annual Reports, free of charge, on or through the Funds' Website at www.seic.com/fundprospectuses. You can also obtain the SAI, Annual or Semi-Annual Report upon request by telephone or mail.

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about SEI Institutional International Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may request documents by mail from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

SEI Institutional International Trust's Investment Company Act registration number is 811-05601.

SEI-F-109 (1/20)

seic.com